                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67597
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET CORP.                              )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor,s financial activity for the period stated;

2. That the insurance, including workers compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                   YES  X       NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                                   YES  X       NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                   YES  X       NO___

5.    All United States Trustee Quarterly fees have been paid and are current

                                                   YES  X       NO___

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                   YES  X       NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   February 28, 2005            /s/ Robert E. Belts
                                      -----------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer  (248) 952-2500
                                      -----------------------  ----------------
                                      Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                  CASE # 04-67597
                                                      INTERMET
                                                        CORP(*)
                                          ------------------------------------
                                          Current Month     Total Since Filing
                                          -------------     ------------------
 Net Sales                                $      59,550           $222,766

Cost of Goods Sold
Materials and Freight                            18,517             76,774
Wages - Hourly                                    9,280             36,111
Wages-Salary                                      2,720             11,259
Employee Benefits and Pension                     6,514             25,693
 Repairs & Maintenance                            2,596              9,935
Supplies                                          2,746             11,551
Utilities                                         3,687             13,345
Purchased Components/Services                     4,543             17,028
Income(loss) from Pattern Sales                     508                181
 Fixed Asset - (gain/loss)                          (13)              (123)
 MIS Expense                                        218                979
 Travel & Entertainment                              44                166
 Other Variable Costs                               422              7,378
 Depreciation & Amortization                      3,092             11,409
 Other Allocated Fixed Costs                        258              1,499
 Other Fixed Costs                                1,137              4,418
                                         --------------          ---------
Cost of Goods Sold                               56,269            227,603
Gross Profit                                      3,281             (4,837)
Plant SG&A Expense                                  139                534
SG&A Expense - Allocation (Sched 1)               2,174             16,341
 Other Operating Expenses                            18            199,027
                                         --------------          ---------
 Total Operating Expenses                         2,331            215,902

 Operating Profit                                   950           (218,014)

 Outside Interest Income                            129                384

 Outside Interest (Expense)                      (1,888)            (7,483)
 Intercompany Interest Income                     1,096              1,098
 Intercompany Interest (Expense)                 (1,095)            (1,096)
 Charges (From) Affiliates                       (1,651)            (6,253)
 Charges To Affiliates                            1,723              6,523
Income/Loss From European Operations                542              2,629
 Other Income/(Expense)                          (2,790)            (2,771)
                                         --------------          ---------
 Total Non-Operating Expenses                    (3,934)             6,969)

 Income Before Income Taxes                      (2,984)          (224,983)

 Income Tax Expense                                 165               (289)
                                         --------------          ---------
 Net Income                              ($       3,149)         ($224,694)
                                         ==============          =========

(*) Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income from European Operations.

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             January
                                             --------
Officer Compensation                         $    189
Salary Expense other Employees                  1,097
Employee Benefits and Pension                     145
Payroll Taxes                                      96
Other Taxes                                         5
Rent and Lease Expense                            185
Interest Expense
Insurance                                          36
Automobile and Truck Expense                       11
Utilities(Gas Electric,Phone)                      32
Depreciation                                       73
Travel and Entertainment                           58
Repairs and Maintenance                           111
Advertising/Promotion                               0
Supplies, Office Expense                           33

OTHER:
Contributions                                       0
Professional Fees - Audit/Tax                     131
Bank Fees                                          24
Public Reporting Fees                              16
Employee Relocation/Training                        0
Data Processing                                    20
Dues and Subscriptions                             20
Outside Services                                  129
Project Development Costs net of Billings         133
Director Fees                                      25
Miscellaneous                                       5
Professional Fees - Bankruptcy                   (157)
Cost Allocation - Out                            (244)
                                             --------
                                             $  2,174
                                             ========

Allocation:

Wagner Castings                                   191
Northern Castings                                  50
Ironton Iron                                        0
Lynchburg Foundry                                 193
Columbus Foundry                                  313
Wagner Havana                                       0
Intermet U.S. Holdings                            259
Cast-Matic Corp.                                   82
Diversified Diemakers                             257
Ganton Technologies                               168
Tool Products                                     137
Intermet Corporation                              524
                                             --------
Total                                        $  2,174
                                             ========

INTERMET Corp. and Subsidiaries

BALANCE SHEET AS OF 1-31-05
                                                      JANUARY                             DECEMBER
                                                  CASE # 04-67597                      CASE # 04-67597
                                                     INTERMET                             INTERMET
                                                   CORP (NOTE 1)                        CORP (NOTE 1)
                                                  ---------------                      ---------------
Cash And Equivalents                                   $   3,850                            $   1,729
Accounts Receivable                                       87,191                               79,392
Short-Term Intercompany Receivables                           (6)                                  (6)
Inventories                                               48,367                               46,176
Other Current Assets                                      11,530                                8,227
                                                       ---------                            ---------
   TOTAL CURRENT ASSETS                                  150,932                              135,518

Land and Buildings                                       113,956                              115,685
 Machinery & Equipment                                   415,087                              439,543
 Construction In Progress                                  4,671                                4,935
                                                       ---------                            ---------
 Total Fixed Assets                                      533,714                              534,674
 Accumulated Depreciation                               (335,520)                            (333,460)
                                                       ---------                            ---------
    NET FIXED ASSETS                                     198,194                              201,214

 Investment In Subsidiaries                                   (2)                                  (2)
Investment In European Operations (Note #2)               93,160                               96,567
 Long-Term Intercompany Receivables                            0                                    0
 Deferred Taxes, Long-Term Asset                             661                                  661
 Other Assets                                             21,571                               23,906
                                                       ---------                            ---------
    TOTAL ASSETS                                       $ 464,516                            $ 457,864
                                                       =========                            =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                       $  10,843                            $   9,478
Wages and Salaries  (See schedule)                         4,167                                2,546
Taxes Payable - (See schedule)                             4,307                                2,515
                                                       ---------                            ---------
  TOTAL POST PETITION LIABILITIES                         19,317                               14,539

SECURED LIABILITIES:
SECURED BANK DEBT                                        178,468                              166,369

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                        607                                  607
 Accrued Tax - State                                        (313)                                (297)
 Accrued Property Taxes                                      220                                  270
 Accrued Workers Comp.                                     7,935                                7,929
 Accrued Payroll                                           2,907                                2,923
Accrued Payroll Taxes                                          0                                    0
                                                       ---------                            ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                11,356                               11,432

UNSECURED LIABILITIES
Accounts Payable                                          64,138                               64,513
Senior & IDR Bonds                                       177,000                              177,000
                                                       ---------                            ---------
TOTAL UNSECURED LIABILITIES                              241,138                              241,513

OTHER LIABILITIES
Accrued Liabilities                                       34,464                               37,294
Short-Term Intercompany Payables                               1                                    0
Capital Leases                                               475                                  504
 Retirement Benefits                                      83,310                               82,836
 Deferred Taxes - Long-Term Liability                     (3,838)                              (3,838)
 Other Long-Term Liabilities                               7,292                                7,509
 Long-Term Intercompany Payables                            (775)                                (699)
                                                               0                                    0
                                                       ---------                            ---------
 TOTAL LIABILITIES                                       571,208                              557,459

Common Stock                                               2,605                                2,605
Capital In Excess Of Par Value                            36,201                               36,201
Retained Earnings - Prepetition                            8,831                                8,831
Retained Earnings - Post Petition                       (227,064)                            (223,375)
Equity In European Operations                             93,160                               96,567
Accumulated Translation Adjustment                         3,859                                3,860
Minimum Pension Liability Adjustment                     (24,093)                             (24,093)
Unearned Restricted Stock                                   (191)                                (191)
                                                       ---------                            ---------
TOTAL SHAREHOLDER EQUITY                                (106,692)                             (99,595)
                                                       ---------                            ---------
 TOTAL LIABILITIES AND EQUITY                          $ 464,516                            $ 457,864
                                                       =========                            =========

Note 1:

The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

Note 2

The "Investment in European Operations" is net of $41,738 in January and $43,262 in December representing an intercompany liability of Intermet Corporation to our non-debtor European Operations. If this amount were to be reclassified as a separate intercompany liability rather than a reduction in the amount of Intermet's Investment in European Operations, it could be subject to cancellation or compromise. We are currently evaluating the treatment of this intercompany liability with our tax and other advisors in order to determine the ultimate effect of this intercompany liability, if any, upon the Debtors.

Note 3

The December Balance Sheet has been adjusted from the previous filing to reflect various year end adjustments including Goodwill impairment of $166 million and Fixed Asset impairment of approximately 26.4 million. All 2004 amounts are unaudited. Certain amounts in the previous operating reports have been reclassified to conform to the presentation of the January operating statements.

PERIOD ENDED: 1-31-05          INTERMET CORPORATION               CASE #04-67597
                           CORPORATE BOOKS ONLY - NO SUBS         --------------
                        SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                                        Balance
                                      as of          Accrued /     Payments /        as of
                                    12/31/2004       Withheld      Deposits        1/31/2005
                                    ----------       ----------    ----------      ----------
Income tax withheld: Federal        $        0       $        0    $        0      $        0
Income tax withheld: State                   0                0             0               0
Income tax withheld: Local                   0                0             0               0
FICA Withheld                                0                0             0               0
Employers FICA                          (2,663)               0         2,663               0
Unemployment Tax: Federal                   (0)               0             0              (0)
Unemployment Tax: State                      0                0             0               0
All Other Payroll W/H                  (97,184)        (451,939)      413,699        (135,424)

State Taxes: Inc./Sales/Use/Excise    (519,152)      (2,768,110)       30,000      (3,257,262)
                                       (65,169)       2,346,615             0       2,281,446
Property Taxes                          (4,800)          (1,600)            0          (6,400)

Workers Compensation                         0                0             0               0
                                    ----------       ----------    ----------      ----------

Total                              ($  688,969)       ($875,034)   $  446,363     ($1,117,640)

Wages and Salaries                  (1,526,181)        (529,964)       84,131      (1,972,014)
                                    ----------       ----------    ----------      ----------

Grand Total                        ($2,215,150)     ($1,404,998)   $  530,494     ($3,089,654)
                                    ==========       ==========    ==========      ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)           Total          0-30 Days    30-60 Days     Over 60 Days
Accounts Payable                    $1,373,971       $1,360,145    $13,826
Accounts Receivable                    N/A

INTERMET CORPORATION AND SUBSIDIARIES                       PERIOD ENDED 1/31/05

                             MONTHLY CASH STATEMENT

                                 CASE # 04-67597
                              INTERMET CORPORATION

     ACCOUNT TYPE                    CONCEN.         CONCEN.       CONCEN.       DEPOSIT     DEPOSITORY      AP           PR
-----------------------           -------------  -------------   -----------  ------------   -----------  ----------   ----------
       ACCOUNT #                    1054530796      1851811305      1599333     5401086482    1096643     2770716377   2770716716
         BANK                       Stan. Fed.       Comerica      Bank One     Stan. Fed.    Bank One    Stan. Fed.   Stan. Fed.
-----------------------           -------------  -------------   -----------  ------------   -----------  ----------   ----------
BEGINNING BANK BALANCE                  379,983        508,587       263,072             -             -           -            -
RECEIPTS                              4,615,639          4,932     6,369,409     1,352,131         6,248           -            -
TRANSFERS IN                         38,859,543     17,551,826     6,078,838            74             -   2,372,228      596,066
DIP INFLOW                           22,289,623              -             -             -             -           -            -
DISBURSEMENTS                       (37,161,096)      (971,594)     (858,668)         (244)            -  (2,372,228)    (596,066)
                                     A               B             C
TRANSFERS OUT                       (17,718,289)   (14,031,147)  (11,625,000)   (1,351,961)       (6,248)          -            -
DIP REPAYMENT                     (8,865,851.54) (2,423,751.80)            -             -             -           -            -
                                  -------------  -------------   -----------    ----------   -----------  ----------   ----------
ENDING BANK BALANCE                   2,399,551        638,852       227,651             -             -           -            -

      ACCOUNT TYPE           BENEFITS     BENEFITS      METLIFE       CHECKING  ENVIRONMENTAL  RABBI TRUST  SPECIAL RETIREMENT
        ACCOUNT #             502756      611996       5402307564     1385313     400806.1       800558.1       5401197545
          BANK               Bank One     Bank One  Standard Federal  Bank One    Lasalle       Stan. Fed.      Stan. Fed.
-----------------------      ---------    --------  ----------------  --------  -------------  -----------  ------------------
BEGINNING BANK BALANCE               -           -                 -      -         3,091,728    2,038,984           -
RECEIPTS                             -           -                 -      -             4,298            -           0
TRANSFERS IN                     5,724     324,033            56,206      -                 -    6,000,058           -
DIP INFLOW                           -           -                 -      -                 -            -           -
DISBURSEMENTS                   (5,724)   (324,033)          (56,206)     -              (644)           -           -

TRANSFERS OUT                        -           -                 -      -                 -   (8,039,042)         (0)
DIP REPAYMENT                        -           -                 -      -                 -            -           -
                             ---------    --------  ----------------     --     -------------   ----------          --
ENDING BANK BALANCE                  -           -                 -      -         3,095,382            0           -

CORPORATE WIRES PAID FOR CORPORATE                                   E      10,994,129   353,236
CORPORATE WIRES PAID ON BEHALF OF PLANTS                                    27,997,229
WIRES PAID BY CORPORATE                                              D      38,991,358
CHECKS ISSUED                                                                2,444,049
                                                                          ------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)              $ 41,435,407
                                                                          ============

OUTSTANDING CHECKS AS OF DECEMBER 31                                           321,714
VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                                       (106)
CHECKS ISSUED IN JANUARY                                                     2,444,049
CHECK CLEARED IN JANUARY                                                    (2,371,678)
                                                                          ------------
OUTSTANDING CHECKS AS OF JANUARY 31 (SEE OUTSTANDING CHECKLIST)           $    393,979
                                                                          ============

A              37,161,096 Standard Fed Concentration Disbursement
B                 971,594 Comerica Concentration Disbursement
C                 858,668 Bank One Concentration Disbursement
             ------------
D            $ 38,991,358

E $ 10,994,129 REPESENTS TOTAL DISBURSEMENTS PERTAINING TO CORPORATE

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
JANUARY 2005

                     VENDOR                       TOTAL DISBURSEMENTS
-----------------------------------------------   -------------------
ABC COKE                                            $   416,630.14
ADT SECURITY SERVICES INC.                                1,853.83
AIR CHART                                                   106.00
ALABAMA POWER                                             2,945.86
ALCAN ALUMINUM CORPORATION                            1,451,165.80
ALCAST COMPANY                                           70,414.50
ALCOA ALUMINUM                                          262,332.00
ALFE HEAT TREATING                                      163,795.50
ALTER TRADING                                            80,000.00
ALUMINUM RESOURCES                                      293,490.20
AMACOR                                                  254,925.00
AMERICAN ELECTRIC POWER                                   1,621.01
AMERICAN VISA SERVICE, INC.                                 724.00
AMTECH INTERNATIONAL GROUP,.LTD                          38,286.00
ANDREWS, THOMAS                                           5,109.65
ANX EBUSINESS                                             3,518.50
ARCH CONSULTING ASSOCIATES                                  750.00
AT&T                                                        242.65
AT&T WIRELESS                                               458.52
AT&T-UNIVERSAL BILLER                                     1,340.13
ATMOS ENERGY                                                390.00
AUTOWEB COMMUNICATIONS, INC.                                900.00
B & H TRANSFER                                           12,033.94
BACKMAN, DAVID                                               19.30
BANK OF NOVA SCOTIA                                   2,213,083.96
BEGLIN, JUSTIN                                               32.88
BEHR METALS                                             310,000.00
BELLSOUTH                                                 2,246.58
BENTONITE PERFORMANCE MINERALS                           69,000.00
BERWYN GROUP, THE                                             9.50
BFI QUINCY                                                2,261.64
BLACKWELL SANDERS PEPER                                     734.49
BLUE CROSS BLUE SHIELDS                               2,076,331.46
BLUECAT NETWORKS CORPORATION                              2,850.00
BOWNE OF CHICAGO                                          1,040.00
BP-CREDIT CARD CENTER                                        29.89
BSW, INC.                                                    50.00
BURDICK PLUMBING                                          6,600.00
BURGE, CRAIG                                                131.45
BWXT SERVICES, INC.                                         370.00
C.P.C., INC.                                             17,901.00
CACHEAUX, CAVAZOS & NEWTON                                1,045.70
CANADIAN CONSULATE GENERAL                                  195.00
CANOPUS ENVIRONMENTAL GROUP                               1,850.00
CCMA                                                    217,604.17

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
JANUARY 2005

                    VENDOR                        TOTAL DISBURSEMENTS
-----------------------------------------------   -------------------
CHARLES G. MCCLURE                                        8,500.00
CHICAGO SOFT                                                276.00
CINTAS CORPORATION                                           67.84
CITY OF RADFORD                                          14,705.76
CLIENT SERVICES-ECM                                         607.36
CLIMAX RESEARCH SERVICES                                  1,917.00
COLUMBUS WATER WORKS                                         66.69
COM ED                                                      151.12
COMERICA BANK                                            10,265.01
COMERICA BANK ERROR REIMBURSEMENT                       147,410.74
COMETALS                                                135,000.00
COMPUTER ASSOCIATES INTL INC                             22,494.00
CONCENTRA MEDICAL CENTERS                                    50.25
CONWAY MACKENZIE & DUNLEAVY                             645,120.85
COR SOLUTIONS, INC                                       29,838.90
CORPORATE EXPRESS-IMAGING                                   284.41
CORPORATE PAYROLL                                       353,235.86
CT CORPORATION SYSTEM                                       229.00
DALTON'S SERVICES, INC.                                   1,800.00
DANA                                                    699,935.70
DEAD SEA MAGNESIUM                                      771,878.26
DECATUR PAYROLL                                       1,100,777.24
DELL MARKETING L.P.                                         501.36
DEUTSCHE BANK                                            62,500.00
DICKSON ALLAN                                             6,479.06
DIMETEK                                                   8,490.20
DME RR                                                   69,138.04
DORSEY & WHITNEY LLP                                      1,183.00
DOYLE, PAT                                                  992.12
DUN & BRADSTREET                                            166.97
DUNCAN AVIATION                                          39,094.00
EASTERN ALLOYS, INC.                                    269,366.21
EASTERN COMPUTER EXCHANGE, INC                            5,457.00
EDWIN B. BRANCH                                          16,831.97
EGH/TIMBERLAND THREE L.P.                                60,022.20
EKK, INC                                                  7,200.00
ELECTRICAL SPECIALTIES                                       17.50
ELECTRONIC SECURITY SYSTEMS                               1,421.00
ELKEM METALS, INC.                                      342,992.26
ENBRIDGE GAS SERVICES                                   170,210.94
ENTERPRISE FLEET SERVICES                                13,943.30
ERNST & YOUNG                                           537,405.40
EXECUTIVE COFFEE SYSTEMS                                    426.49
EXXON MOBIL/GECC                                            198.67
FAIRMONT MINERALS                                        70,203.00
FEDERAL RESERVE BANK OF                                     400.00

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
JANUARY 2005

                    VENDOR                        TOTAL DISBURSEMENTS
-----------------------------------------------   -------------------
FIDELITY INSTITUTIONAL                                    4,196.00
FITZGERALD, DAVID C.                                        228.40
FOLEY, LARDNER                                          602,697.96
FOSECO METALLURGICAL INC.                                57,264.48
FREUDENBERG NOK                                          57,570.79
FTI RESTRUCTURING                                       308,933.42
GE CAPITAL                                               19,512.14
GEORGIA POWER                                           610,103.89
GEORGIA SALES TAX - CFI                                  52,034.23
GILLILAND, TIM                                              373.96
GLOBAL ENGINEERING DOCUMENTS                                310.00
GLOBAL EXCHANGE SERVICES                                    974.35
GLOBE                                                   529,416.30
GOPAL, NANDA P N                                            632.68
GRECCO, JOSEPH R                                            702.89
HA INTERNATIONAL LLC                                    131,485.61
HEMING, DANIEL                                              521.21
HIBBING MOLDING SYSTEM EQUIPMENT DEPOSIT                205,397.00
HIBBING PAYROLL                                           3,265.00
HILL & GRIFFITH                                          52,534.41
HOOVER, ROB                                                  70.35
HORN, REGINA                                                538.32
HOWARD & HOWARD                                             300.00
HYDRO MAGNESIUM (NORSK HYDRO)                           256,435.41
IBM CORPORATION                                          35,805.60
IBM LIMITED SPECIAL BILLING                                 192.30
IKON FINANCIAL SERVICES                                   2,402.42
IKON OFFICE SOLUTIONS                                     1,021.06
IMCO RECYCLING                                        1,671,691.60
INGERSOLL MACHINE TOOLS                                  97,178.76
INTERCALL                                                   156.72
INTERNATIONAL MAGNESIUM ASSOC                             2,600.00
IP, MAN-YEE                                               6,728.10
IRON MOUNTAIN RECORDS MGMT                                  259.98
IRVIN, LESLIE B                                           3,290.80
JACKSON PAYROLL                                         172,084.07
JACKSON, SHIELDS, YEISER, HOLT                            6,313.93
JACOBSON MFG                                              5,016.75
JAFFE, RAITT, HEUER & WIESS                              93,172.83
JAMES DAVIS CLEANING SERVICE                                900.00
JAMES J. UNDERWOOD, SR                                       64.00
JOCK ABELL LANDSCAPING                                      360.00
JOHN HANCOCK FINANCIAL SVCS.                                435.00
JOHN P. CRECINE                                           8,500.00
JOHN R. HORNE                                             9,000.00
JULIA D. DARLOW                                           9,000.00

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
JANUARY 2005

                    VENDOR                        TOTAL DISBURSEMENTS
-----------------------------------------------   -------------------
KARJALA, MARY JO                                             74.00
KEN BRANCH                                                  127.11
KEY MAINTENANCE CORPORATION                                 150.00
KEYSTONE POWDER METAL CO.                                75,780.00
KLEIN, KYLE                                                 351.34
KPMG SARBANES DEPOSIT                                   300,000.00
KUZINSKI, MARK                                            1,063.42
L & S PRECISION                                           2,500.00
LAEMPE + REICH COMPANIES                                 10,141.25
LAND TRANSPORTATION                                     161,493.27
LANDAUER                                                    518.64
LANIER PROFESSIONAL SERVICES                                108.68
LARPEN METALLURGICAL SERVICE                            207,211.00
LASALLE BANK DEBITS - DOUBLE PAYMENTS                        27.00
LEONARD BROS. DATA MANAGEMENT                               480.81
LINE PRECISION INC.                                       4,975.00
LONGHURST, JOHN                                             215.28
LOVELL, TONY                                                550.30
MACIOCE, RAPHAEL                                             25.15
MACKINNEY SYSTEMS                                           300.00
MAGMA FOUNDRY TECHNOLOGIES                               46,180.00
MAGNETIC PRODUCTS AND SERVICES                              207.00
MAINLINE INFORMATION SYSTEMS                              1,820.00
MALLON, ROBERT                                              197.74
MALLOY - 611996                                         323,641.16
MANAGEMENT SYSTEMS INTL, INC.                             3,187.50
MARSH INSURANCE                                       2,118,560.00
MARSH USA INC.                                          385,953.00
MARTIN, J.W.                                                 37.31
MARTINEZ, FRED                                            3,191.17
MATT PRENTICE RESTAURANT GROUP                            1,500.00
MCCOLLUM, WILLIAM E.                                      1,923.96
MCDONALD, MATT                                              207.76
MCI                                                         457.91
MCQUAY SE SUPPLY                                          3,575.56
MEDCO HEALTH                                            463,465.83
MEISSNER PRE-PETITION PARTS                              29,624.80
MEMA                                                      5,000.00
MERCER HUMAN RESOURCE                                    88,458.00
METALLURG                                                21,877.29
METLIFE                                                   9,353.47
METLIFE DENTAL - 502756                                  61,929.54
MICHIGAN TREASURY                                        30,000.00
MIDLAND INDUSTRIES, INC                                  64,105.75
MIDWEST BANK                                            124,000.00
MILLER & CO.                                            247,058.60

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
JANUARY 2005

                    VENDOR                        TOTAL DISBURSEMENTS
-----------------------------------------------   -------------------
MILLER, ALAN                                                419.20
MINNEAPOLIS PAYROLL                                     972,086.90
MINNESOTA POWER                                         121,507.00
MITSUNOBU TAKEUCHI                                        8,500.00
MONROE PAYROLL                                          750,474.92
MOORE, TERRY                                              1,503.67
MPC                                                      17,190.00
MSC INDUSTRIAL SUPPLY                                     6,741.04
MUSCOGEE COUNTY TAX                                     264,284.97
NATIONAL MATERIAL TRADING                               200,957.27
NATIONAL METAL ABRASIVE                                   6,600.00
NDS PRODUCTS                                                 44.10
NEMSHICK, DAVID                                              45.25
NICOR GAS                                                   581.08
NORANDA ALUMINUM                                        152,196.52
NORFOLK SOUTHERN                                         80,000.00
NORMAN F. EHLERS                                          9,000.00
NSK CORPORATION                                           5,778.00
NTFC CAPITAL CORPORATION                                    367.00
OESA                                                         50.00
OFFICE DEPOT, INC.                                        2,308.49
OHIO SCREW PRODUCTS                                      14,661.59
OMNISOURCE CORPORATION                                   61,740.00
OMNISOURCE CORPORATION - COPPER                          30,000.00
OMNISOURCE CORPORATION - STEEL                        4,249,212.22
ONEOK ENERGY MARKETING                                   65,902.62
PAMELA E. RODGERS                                         8,500.00
PARKER HANNIFIN                                          33,982.59
PBCC                                                        193.78
PC MALL, INC.                                               441.57
PECSENYE, TIMOTHY                                           980.19
PENNSYLVANIA SCDU                                           747.00
PILON, KEVIN                                                518.60
PLANTERRA GREENHOUSES                                        87.00
PLASKO, RANDALL                                             119.85
PLYMOUTH WAYNE, INC.                                         18.70
PORTER WARNER INDUSTRIES                                 89,022.41
PR NEWSWIRE ASSOCIATION, LLC                              2,463.80
PREFERRED DATA SYSTEMS                                    1,114.34
PREMIER TECHNOLOGY GROUP, LLC                             7,094.79
PRIMETRADE, INC.                                      1,725,834.84
PRUCHA, TOM                                                 640.97
PUTNAM                                                   15,942.72
PUTNAM 401K                                              77,029.70
QWEST                                                         4.64
RACINE PAYROLL                                          191,757.45

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
JANUARY 2005

                    VENDOR                        TOTAL DISBURSEMENTS
-----------------------------------------------   -------------------
RAR HOLDINGS, INC.                                        3,322.00
REFRACTORY SERVICE, INC.                                 73,944.00
RES MANUFACTURING                                        59,616.56
RESERVE ACCOUNT                                             300.00
REUBEN WARNER ASSOCIATES, INC.                            9,570.00
RI LAMPUS                                                81,216.00
RICHARD A. NAWROCKI                                      12,785.00
RIVER RIDGE SUPPLY CO. INC.                                  71.76
ROBERTS, DONALD                                             186.73
ROYAL BAN OF CANADA                                       9,810.00
RUFF, GARY F.                                               173.83
RUSSELL, CHARLES                                             92.25
SAS INSTITUTE INC.                                        7,000.47
SBC                                                       4,078.19
SCHELLHASE, DAN                                             299.43
SENIORSCRIPS                                              2,368.00
SHARP BROS., INC.                                         1,150.00
SHAW, ROBERT                                                692.10
SHAWBITZ, PAT                                               176.75
SHOWALTER, ERIC                                             972.66
SILBERT, RICHARD                                            931.33
SOUTHERN MAINTENANCE SUPPLY                                 171.47
SPARTAN LIGHT METAL PRODUCTS                              3,291.90
SPECTRO ALLOYS CORPORATION                            1,119,248.60
SPRAY-RITE                                               53,525.41
SPRINT                                                    3,804.98
SPRINT CONFERENCING SERVICES                              1,307.68
SPROUSE, JANE                                                64.68
SQUIRE,SANDERS & DEMPSEY LLP                                741.07
SRI QUALITY SYSTEM REGISTRAR                             23,527.94
STANDARD FEDERAL                                         12,856.02
STATE OF MICHIGAN                                           256.50
STERLING COMMERCE-73199                                     441.73
STEVENSVILLE PAYROLL                                     80,431.22
SUPERIOR GRAPHITE CO.                                    24,153.76
SUPREME CORES                                            36,576.00
TALX CORPORATION                                          4,250.00
TENNECO AUTOMOTIVE                                       12,540.00
TERMINIX INTERNATIONAL                                       32.00
THE DAVID J. JOSEPH COMPANY                           4,868,804.36
THE FARMERS BANK OF APPOMATTOX                              616.32
THOMAS H. JEFFS II                                        8,500.00
THREE BOND INT'L.                                         5,292.00
TINNERMAN PALNUT                                          8,571.01
T-MOBILE                                                    139.08
TOYOTA TSUSHO                                            30,979.38

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
JANUARY 2005

             VENDOR                               TOTAL DISBURSEMENTS
-----------------------------------------------   -------------------
TRADEWINDS AVIATION                                       5,545.09
TRANS MAN LOGISTICS, INC.                               537,667.75
TRELLEBORG                                              115,920.00
TSBY RR                                                  62,200.48
U.S. BANK TRUST                                             125.00
U.S. TRUSTEE                                             27,000.00
UGS PLM SOLUTIONS INC.                                    1,590.00
UMETCO INC.                                             103,950.00
UNIMIN CORPORATION                                       37,197.45
UNITED AMERICAN INSURANCE CO.                            44,254.00
UNITED WAY OF CENTRAL VIRGINIA                              285.00
US MAGNESIUM LLC                                        497,953.33
VALLEY FASTENERS                                             91.68
VALUEOPTIONS, INC                                        36,770.51
VANGUARD                                                230,582.19
VANGUARD GROUP 401K                                     225,720.76
VASS, S. REID                                             2,004.44
VERIZON                                                   1,978.94
VERIZON WIRELESS MESSAGING SVC                               54.38
VERIZON WIRELESS-GREAT LAKES                              1,676.95
VESUVIUS                                                 19,443.30
VIKING OFFICE PRODUCTS                                      230.32
VISUAL IMPRESSIONS                                          815.88
VOSS, DAVID                                                 208.36
WALKER, SEAN                                                734.44
WARREN SIMMONS                                              354.00
WASTE MANAGEMENT                                            142.22
WAYNE BOOTH INVESTMENTS                                  25,300.00
WHEELABRATOR ABRASIVES                                  100,405.00
WILLIS OF MICHIGAN, INC.                                162,690.00
WOODLAND CAFE                                               287.87
WOODS, ROGERS & HAZLEGROVE PLC                            2,003.64
XEROX CORPORATION                                           755.78
YXLON INT'L RACINE GENERATOR RENTAL                       1,000.00
ZEIMET, RANDY                                             1,989.88
                                                  -------------------

                                                    $41,435,406.84

INTERMET COPORATION
CASE # 04-67597
AT 1/31/05

CORPORATE - BANK RECONCILIATION

Bank Balance                       $                 -

Actual Outstanding Checks                   393,978.60

Unadjusted GL Balance                       393,978.60
                                   -------------------
Difference                         $                 -
                                   ===================

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

  DATE             CHECK          OUTSTANDING
----------         -----         -------------
10/22/2004         91412         $      503.39
11/12/2004         91637                971.99
12/10/2004         91875                790.35
12/10/2004         91880                 67.56
12/10/2004         91893                273.58
12/10/2004         91913                408.76
12/29/2004         92070                225.00
12/29/2004         92113                616.32
  1/7/2005         92149                424.42
 1/14/2005         92186                422.66
 1/14/2005         92196                131.45
 1/14/2005         92205                567.70
 1/14/2005         92218                 70.35
 1/14/2005         92235                 29.95
 1/14/2005         92248                 35.00
 1/14/2005         92269             46,180.00
 1/21/2005         92279              3,332.34
 1/21/2005         92287                 85.88
 1/21/2005         92289                204.92
 1/21/2005         92294                 74.00
 1/21/2005         92295                108.68
 1/21/2005         92296                197.74
 1/21/2005         92299              5,000.00
 1/21/2005         92307                 79.24
 1/21/2005         92312                 64.68
 1/21/2005         92313                256.50
 1/21/2005         92315              1,722.98
 1/21/2005         92317                354.00
 1/21/2005         92319                354.20
 1/25/2005         92339              1,500.00
 1/28/2005         92345                106.00
 1/28/2005         92346              1,215.48
 1/28/2005         92347              3,518.50
 1/28/2005         92348                750.00
 1/28/2005         92349                242.65
 1/28/2005         92350                402.91
 1/28/2005         92351              1,340.13
 1/28/2005         92352                 32.88
 1/28/2005         92353              1,577.95
 1/28/2005         92354                158.98
 1/28/2005         92355              3,000.00
 1/28/2005         92356                195.00
 1/28/2005         92357              8,500.00
 1/28/2005         92358                276.00
 1/28/2005         92359                 16.96
 1/28/2005         92360                523.82
 1/28/2005         92361                 66.69
 1/28/2005         92362                284.41
 1/28/2005         92363              1,800.00
 1/28/2005         92364                100.70
 1/28/2005         92365              1,110.00
 1/28/2005         92366              5,457.00
 1/28/2005         92367             16,831.97
 1/28/2005         92368             19,512.14
 1/28/2005         92369                177.18

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

  DATE             CHECK         OUTSTANDING
----------         -----         -----------
1/28/2005          92370              974.35
1/28/2005          92372              702.89
1/28/2005          92373              316.29
1/28/2005          92374              418.32
1/28/2005          92375           10,519.72
1/28/2005          92376              192.30
1/28/2005          92377            2,600.00
1/28/2005          92378            1,544.15
1/28/2005          92379              900.00
1/28/2005          92380              360.00
1/28/2005          92381              435.00
1/28/2005          92382            8,500.00
1/28/2005          92383            9,000.00
1/28/2005          92384            9,000.00
1/28/2005          92385            1,063.42
1/28/2005          92386              518.64
1/28/2005          92387              215.28
1/28/2005          92388               25.15
1/28/2005          92389              207.00
1/28/2005          92390            3,187.50
1/28/2005          92391               37.31
1/28/2005          92392            2,109.38
1/28/2005          92393            1,923.96
1/28/2005          92394              419.20
1/28/2005          92395            8,500.00
1/28/2005          92396               44.10
1/28/2005          92397               15.30
1/28/2005          92398              106.17
1/28/2005          92399            9,000.00
1/28/2005          92400               50.00
1/28/2005          92401              724.69
1/28/2005          92402            8,500.00
1/28/2005          92403              747.00
1/28/2005          92404              119.85
1/28/2005          92405            1,114.34
1/28/2005          92406            7,094.79
1/28/2005          92407            3,322.00
1/28/2005          92408           12,750.00
1/28/2005          92409               71.76
1/28/2005          92410               92.25
1/28/2005          92411              220.19
1/28/2005          92412              158.42
1/28/2005          92414              729.23
1/28/2005          92415              741.07
1/28/2005          92416            4,250.00
1/28/2005          92417              616.32
1/28/2005          92418            8,500.00
1/28/2005          92419              743.80
1/28/2005          92420              125.00
1/28/2005          92421            8,721.00
1/28/2005          92422              285.00
1/28/2005          92423               38.92
1/28/2005          92424           14,712.03
1/28/2005          92425            1,978.94
1/28/2005          92426              208.36
1/28/2005          92427               45.00
1/28/2005          92428              142.22
1/28/2005          92430           56,790.00
1/28/2005          92431           30,000.00
1/28/2005          92432           25,300.00

                                 $393,978.60

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET CORP.              Capacity:    ___   Shareholder
         Case Number:  04-67597                   ___   Officer
                                                  ___   Director
                                                  ___   Insider

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

CURRENT COMPENSATION PAID:          Weekly           or                Monthly
                                    _______                            _______

CURRENT BENEFITS PAID:              Weekly           or                Monthly

                  Health Insurance  _______                            _______

                  Life Insurance    _______                            _______

                  Retirement        _______                            _______

                  Company Vehicle   _______                            _______

                  Entertainment     _______                            _______

                  Travel            _______                            _______

                  Other Benefits    _______                            _______

                  Total Benefits    _______                            _______

CURRENT OTHER BENEFITS PAID:        Weekly           or                Monthly

                  Rent Paid         _______                            _______

                  Loans             _______                            _______

                  Other (Describe)  _______                            _______

                  Other (Describe)  _______                            _______

                  Other (Describe)  _______                            _______


              Total Other Payments  _______                            _______


CURRENT TOTAL OF ALL PAYMENTS:      Weekly           or                Monthly

                                    _______                            $0

Dated: FEBRUARY 28, 2005       ___________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

Intermet Corporation
Month Ended January 31, 2005

                                     GARY          ROBERT E.      TIMOTHY R.      JOHN B.       TODD        THOMAS E.
                                     RUFF            BELTS        GILLILAND      RUTHERFORD    HEAVIN        PRUCHA
NAME:                           --------------------------------------------------------------------------------------
                                Chairman & CEO   VP Finance                      VP-Sales &  VP-Ferrous   VP-Technical
JOB DUTIES:                        Director       and CFO    VP- Light Metals     Marketing    Metals       Services
                                --------------  -----------  -----------------  -----------  -----------  ------------
(MONTHLY)
COMPENSATION:                      $ 41,666.67  $ 21,666.67    $ 16,666.67      $ 16,666.67  $ 17,500.00   $ 14,583.34
                                   -----------  -----------    -----------      -----------  -----------   -----------
BENEFITS PAID:
Health Insurance                        771.54       771.54         545.75           545.75       771.54        545.75
Exec-U-Care                             358.33       358.33         358.33           358.33       358.33        358.33
Long Term Disability                    141.67       141.67         141.67           141.67       141.67        123.96
Life Insurance                          364.06       189.82         148.06           148.06       153.52        128.11
Deferred Comp
Retirement                                   -            -              -                -            -             -
Company Vehicle                       1,321.58          850            850              850       855.25        721.55
Cell Phone                                            61.28                          107.60        62.00
Transportation--Gasoline                105.50

(EXPENSE REIMBURSE):
Meals & Entertainment                    16.68
Travel                                   61.95                      157.72                                        8.00
Communications (cell phone, in           95.20                      216.24                                       57.97
Dues & Subscriptions
Miscellaneous--Auto Repair                                                                                      575.00
Board Expenses

OTHER PAYMENTS:
Rents Paid
Loans
Other (Describe)
                                   -----------  -----------    -----------      -----------  -----------   -----------
TOTAL OF ALL PAYMENTS                44,903.18    24,039.31      19,084.44        18,818.08    19,842.31     17,102.01
                                   ===========  ===========    ===========      ===========  ===========   ===========


                                 ------------------------------------------------------------------------------------------------
                                      ALAN J.                BYTHA              GREG          MICHAEL
NAME:                                  MILLER                MILLS            WAHOWIAK       SKRZYPCAK  MARY JO KARJALA   TOTAL
                                 ------------------------------------------------------------------------------------------------
                                 VP, General Counsel                      Business Systems
JOB DUTIES:                        Ass't Secretary    VP- Administration      Director       Treasurer     Secretary
                                 -------------------  ------------------  ----------------- ----------     ---------
(MONTHLY)
COMPENSATION:                       $ 18,750.00         $ 12,500.00        $ 11,916.67      $10,833.35     $ 6,000.00     188,750
                                    -----------         -----------        -----------      ----------     ----------     -------
BENEFITS PAID:
Health Insurance                         545.75              284.43             486.76          771.54         545.75       6,586
Exec-U-Care                              358.33              358.33             358.33               -              -       3,225
Long Term Disability                     141.67              106.25             101.29           92.08          51.00       1,325
Life Insurance                           164.41              108.90             103.33           94.36          54.34       1,657
Deferred Comp                                                                                                                   0
Retirement                                    -                   -                  -               -              -           0
Company Vehicle                          850.00              850.00             650.00               -              -       7,798
Cell Phone                                                                       41.29           47.00                        319
Transportation--Gasoline                                                                                                      106
                                                                                                                                0
(EXPENSE REIMBURSE):                                                                                                            0
Meals & Entertainment                                                                                                          17
Travel                                    51.10                                                                               279
Communications (cell phone, in           368.10                                                                               738
Dues & Subscriptions                                                                                                            0
Miscellaneous--Auto Repair                                                                                                    575
Board Expenses                                                                                                  74.00          74
                                                                                                                                0
OTHER PAYMENTS:
Rents Paid                                                                                                                      0
Loans                                                                                                                           0
Other (Describe)                                                                                                                0
                                    -----------         -----------        -----------      ----------     ----------  ----------
TOTAL OF ALL PAYMENTS                 21,229.36           14,207.91          13,657.67       11,838.33       6,725.09  211,447.69
                                    ===========         ===========        ===========      ==========     ==========  ==========

                                                                  Intermet Corp.
                                                           Case Number: 04-67597

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE         CARRIER         POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67599
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.    )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)
                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operting Statement
For the Month Ended 1-31-05
($000's)

                                                        CASE # 04-67599
                                                           ALEXANDER
                                                       CITY CASTING CO.
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                       $ 0             $     0

Cost of Goods Sold
Materials and Freight                               --                  --
Wages - Hourly                                      --                  --
Wages-Salary                                        --                  --
Employee Benefits and Pension                       --                  --
   Repairs & Maintenance                            --                  --
Supplies                                            --                  --
Utilities                                           --                  --
Purchased Components/Services                       --                  --
Income(loss) from Pattern Sales                     --                  --
   Fixed Asset - (gain/loss)                        --                  --
   MIS Expense                                      --                  --
   Travel & Entertainment                           --                  --
   Other Variable Costs                             --                  67
   Depreciation & Amortization                      --                  --
   Other Allocated Fixed Costs                      --                  --
   Other Fixed Costs                                --                  --
                                                   ---             -------
Cost of Goods Sold                                  --                  67

Gross Profit                                        --                 (67)

Plant SG&A Expense                                  --                  --
SG&A Expense - Allocation (Sched 1)                 --                  --
   Other Operating Expenses                          3               1,575
                                                   ---             -------
   Total Operating Expenses                          3               1,575

   Operating Profit                                 (3)             (1,642)

   Outside Interest Income                          --                  --
   Outside Interest (Expense)                       --                  --
   Intercompany Interest Income                     --                  --
   Intercompany Interest (Expense)                  --                  --
   Charges (From) Affiliates                        --                  --
   Charges To Affiliates                            --                  --
Income/Loss From European Operations                --                  --
   Other Income/(Expense)                           --                   1
                                                   ---             -------
   Total Non-Operating Expenses                     --                   1

   Income Before Income Taxes                       (3)             (1,641)

   Income Tax Expense                                1                   6
                                                   ---             -------
   Net Income                                      ($4)            ($1,647)
                                                   ===             =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         January
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         ------
                                                                         $2,174
                                                                         ======
Allocation:

Wagner Castings                                                             191
Northern Castings                                                            50
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      259
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Intermet Corporation                                                        524
                                                                         ------
Total                                                                    $2,174
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                                 CASE # 04-67599
                                                                ----------------
                                                                    ALEXANDER
                                                                CITY CASTING CO.
                                                                ----------------
Cash And Equivalents                                                $      0
Accounts Receivable                                                        0
Short-Term Intercompany Receivables                                        0
Inventories                                                              133
Other Current Assets                                                       0
                                                                    --------
      TOTAL CURRENT ASSETS                                               133

Land and Buildings                                                       537
   Machinery & Equipment                                               1,592
   Construction In Progress                                                0
                                                                    --------
   Total Fixed Assets                                                  2,129
   Accumulated Depreciation                                           (1,572)
                                                                    --------
      NET FIXED ASSETS                                                   557

   Investment In Subsidiaries                                              0
Investment In European Operations                                          0
   Long-Term Intercompany Receivables                                      0
   Deferred Taxes, Long-Term Asset                                         0
   Other Assets                                                            0
                                                                    --------
      TOTAL ASSETS                                                  $    690
                                                                    ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                    $      0
Wages and Salaries  (See schedule)                                         0
Taxes Payable - (See schedule)                                             2
                                                                    --------
   TOTAL POST PETITION LIABILITIES                                         2

SECURED LIABILITIES:
SECURED BANK DEBT                                                          0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    0
   Accrued Tax - State                                                     0
   Accrued Property Taxes                                                  0
   Accrued Workers Comp.                                                   0
   Accrued Payroll                                                         0
Accrued Payroll Taxes                                                      0
                                                                    --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                 0

UNSECURED LIABILITIES
Accounts Payable                                                           0
Senior & IDR Bonds                                                         0
                                                                    --------
TOTAL UNSECURED LIABILITIES                                                0

OTHER LIABILITIES
Accrued Liabilities                                                      151
Short-Term Intercompany Payables                                           0
Capital Leases                                                             0
   Retirement Benefits                                                     0
   Deferred Taxes - Long-Term Liability                                    0
   Other Long-Term Liabilities                                             0
   Long-Term Intercompany Payables                                    36,945
   Minority Interest                                                       0
                                                                    --------
   TOTAL LIABILITIES                                                  37,098

   Common Stock                                                           10
   Capital In Excess Of Par Value                                         90
Retained Earnings - Prepetition                                      (34,861)
Retained Earnings - Post Petition                                     (1,647)
Equity In European Operations
   Accumulated Translation Adjustment                                      0
   Minimum Pension Liability Adjustment                                    0
   Unearned Restricted Stock                                               0
                                                                    --------
TOTAL SHAREHOLDER EQUITY                                             (36,408)
                                                                    --------
   TOTAL LIABILITIES AND EQUITY                                     $    690
                                                                    ========

PERIOD ENDED: 1-31-05   ALEXANDER CITY CASTING CO., INC.          CASE #04-67599

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                              Balance
                                        as of     Accrued /   Payments /     as of
                                     12/31/2004    Withheld    Deposits    1/31/2005
                                     ----------   ---------   ----------   ---------
Income tax withheld: Federal            $  0         $  0         $0         $    0
Income tax withheld: State              $  0         $  0         $0         $    0
Income tax withheld: Local              $  0         $  0         $0         $    0
FICA Withheld                           $  0         $  0         $0         $    0
Employers FICA                          $  0         $  0         $0         $    0
Unemployment Tax: Federal               $  0         $  0         $0         $    0
Unemployment Tax: State                 $  0         $  0         $0         $    0
All Other Payroll W/H                   $  0         $  0         $0         $    0
                                        $  0         $  0         $0         $    0
State Taxes: Inc./Sales/Use/Excise      $900         $900         $0         $1,800
Property Taxes                          $  0         $  0         $0         $    0
Workers Compensation                       0            0          0              0
                                        ----         ----        ---         ------
Total                                   $900         $900         $0         $1,800
Wages and Salaries                         0            0          0              0
                                        ----         ----        ---         ------
Grand Total                             $900         $900         $0         $1,800
                                        ====         ====        ===         ======

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                         Period Ending: JANUARY 31, 2005

                                                ALEXANDER CITY CASTING CO., INC.
                                                           Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                     General   Payroll    Tax    Cash Coll.   Petty Cash
                                      Acct.     Acct.    Acct.      Acct.        Acct.
                                     -------   -------   -----   ----------   ----------
A.   Beginning Balance                _____     _____    _____      _____        _____

B.   Receipts                         _____     _____    _____      _____        _____
        (Attach separate schedule)

C.   Balance Available                _____     _____    _____      _____        _____
        (A+B)

D.   Less Disbursements               _____     _____    _____      _____        _____
        (Attach separate schedule)

E.   Ending Balance                           N/A - COMPANY HAS NO BANK ACCOUNTS
        (C-D)

                 (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED
                       BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

   1.   Depository Name & Location  _____________________________

   2.   Account Number              _____________________________

Payroll Account:

   1.   Depository Name & Location  _____________________________

   2.   Account Number              _____________________________

Tax Account:

   1.   Depository Name & Location  _____________________________

   2.   Account Number              _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________

_________________________________________________________________

Date: FEBRUARY 28, 2005                 ________________________________________
                                        Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   ALEXANDER CITY CASTING CO., INC. Capacity:   ___   Shareholder
        Case Number: 04-67599                        ___   Officer
                                                     ___   Director
                                                     ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                                 Weekly   or   Monthly

                                                           ______        _______

CURRENT BENEFITS PAID:                                     Weekly   or   Monthly

     Health Insurance                                      ______        _______

     Life Insurance                                        ______        _______

     Retirement                                            ______        _______

     Company Vehicle                                       ______        _______

     Entertainment                                         ______        _______

     Travel                                                ______        _______

     Other Benefits                                        ______        _______

     Total Benefits                                        ______        _______

CURRENT OTHER BENEFITS PAID:                               Weekly   or   Monthly

     Rent Paid                                             ______        _______

     Loans                                                 ______        _______

     Other (Describe)                                      ______        _______

     Other (Describe)                                      ______        _______

     Other (Describe)                                      ______        _______

     Total Other Payments                                  ______        _______

CURRENT TOTAL OF ALL PAYMENTS:                             Weekly   or   Monthly

                                                           ______        $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                Alexander City Casting Co., Inc.
                                                           Case Number: 04-67599

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67605
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
CAST-MATIC CORPORATION              )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                        CASE #04-67605
                                                          CAST-MATIC
                                                             CORP
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                      $3,648            $13,991

Cost of Goods Sold
Materials and Freight                              2,085              8,082
Wages - Hourly                                       270              1,018
Wages-Salary                                         134                542
Employee Benefits and Pension                        127                413
   Repairs & Maintenance                             106                372
Supplies                                             104                683
Utilities                                            136                448
Purchased Components/Services                        173                646
Income(loss) from Pattern Sales                       --                 --
   Fixed Asset - (gain/loss)                          --                 --
   MIS Expense                                        10                 41
   Travel & Entertainment                              1                  8
   Other Variable Costs                              151                582
   Depreciation & Amortization                       161                650
   Other Allocated Fixed Costs                        --                 --
   Other Fixed Costs                                  54                328
                                                  ------            -------
Cost of Goods Sold                                 3,512             13,813

Gross Profit                                         136                178

Plant SG&A Expense                                    --                 --
SG&A Expense - Allocation (Sched 1)                   82                311
   Other Operating Expenses                           --                 55
                                                  ------            -------
   Total Operating Expenses                           82                366

   Operating Profit                                   54               (188)

   Outside Interest Income                            --                 --
   Outside Interest (Expense)                         --                 --
   Intercompany Interest Income                       --                 --
   Intercompany Interest (Expense)                   (37)              (116)
   Charges (From) Affiliates                          --                 --
   Charges To Affiliates                              --                 --
Income/Loss From European Operations                  --                 --
   Other Income/(Expense)                             --                 11
                                                  ------            -------
   Total Non-Operating Expenses                      (37)              (105)

   Income Before Income Taxes                         17               (293)

   Income Tax Expense                                 25                100
                                                  ------            -------
   Net Income                                        ($8)             ($393)
                                                  ======            =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         January
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         ------
                                                                         $2,174
                                                                         ======

Allocation:

Wagner Castings                                                             191
Northern Castings                                                            50
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      259
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Intermet Corporation                                                        524
                                                                         ------
Total                                                                    $2,174
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                                  CASE #04-67605
                                                                  --------------
                                                                    CAST-MATIC
                                                                       CORP
                                                                  --------------
Cash And Equivalents                                                 $     0
Accounts Receivable                                                    5,745
Short-Term Intercompany Receivables                                        0
Inventories                                                            2,232
Other Current Assets                                                     121
                                                                     -------
      TOTAL CURRENT ASSETS                                             8,098

Land and Buildings                                                     2,889
   Machinery & Equipment                                              17,438
   Construction In Progress                                                0
                                                                     -------
   Total Fixed Assets                                                 20,327
   Accumulated Depreciation                                           (6,625)
                                                                     -------
         NET FIXED ASSETS                                             13,702

   Investment In Subsidiaries                                              0
Investment In European Operations                                          0
   Long-Term Intercompany Receivables                                      0
   Deferred Taxes, Long-Term Asset                                         0
   Other Assets                                                            0
                                                                     -------
         TOTAL ASSETS                                                $21,800
                                                                     =======

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                     $   480
Wages and Salaries (See schedule)                                         86
Taxes Payable - (See schedule)                                            91
                                                                     -------
      TOTAL POST PETITION LIABILITIES                                    657

SECURED LIABILITIES:
SECURED BANK DEBT                                                          0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    0
   Accrued Tax - State                                                     0
   Accrued Property Taxes                                                  0
   Accrued Workers Comp.                                                   0
   Accrued Payroll                                                         0
Accrued Payroll Taxes                                                      0
                                                                     -------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                 0

UNSECURED LIABILITIES
Accounts Payable                                                       3,215
Senior & IDR Bonds                                                         0
                                                                     -------
TOTAL UNSECURED LIABILITIES                                            3,215

OTHER LIABILITIES
Accrued Liabilities                                                      330
Short-Term Intercompany Payables                                         555
Capital Leases                                                             0
   Retirement Benefits                                                     0
   Deferred Taxes - Long-Term Liability                                    0
   Other Long-Term Liabilities                                             0
   Long-Term Intercompany Payables                                    16,309
   Minority Interest                                                       0
                                                                     -------
   TOTAL LIABILITIES                                                  21,066

   Common Stock                                                            0
   Capital In Excess Of Par Value                                      2,109
Retained Earnings - Prepetition                                         (982)
Retained Earnings - Post Petition                                       (393)
Equity In European Operations
   Accumulated Translation Adjustment                                      0
   Minimum Pension Liability Adjustment                                    0
   Unearned Restricted Stock                                               0
                                                                     -------
TOTAL SHAREHOLDER EQUITY                                                 734
                                                                     -------

   Total Liabilities And Equity                                      $21,800
                                                                     =======

PERIOD ENDED: 1-31-05           CAST-MATIC CORP.                  CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                              Balance
                                        as of     Accrued /   Payments /     as of
                                     12/31/2004    Withheld    Deposits    1/31/2005
                                     ----------   ---------   ----------   ---------
Income tax withheld: Federal          $      0    $ 40,698    ($ 40,698)    $      0
Income tax withheld: State                   0      11,943      (11,943)           0
Income tax withheld: Local                   0          43          (43)           0
FICA Withheld                                0      26,818      (26,818)           0
Employers FICA                           3,239      26,005      (26,818)       2,426
Unemployment Tax: Federal                   47       2,804       (2,804)          47
Unemployment Tax: State                    271      32,987      (23,989)       9,269
All Other Payroll W/H                        0           0            0            0

State Taxes: Inc./Sales/Use/Excise      25,000      25,000            0       50,000
Property Taxes                          67,274     (47,500)      (1,274)      18,500

Workers Compensation                     2,500       7,500            0       10,000
                                      --------    --------    ---------     --------
Total                                 $ 98,331    $126,298    ($134,387)    $ 90,242

Wages and Salaries                      49,545     526,439     (489,559)      86,425
                                      --------    --------    ---------     --------
Grand Total                           $147,876    $652,736    ($623,946)    $176,667
                                      ========    ========    =========     ========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $  480,490   $  480,490   $        0      $     0
Accounts Receivable            $5,546,295   $3,730,925   $1,798,507      $16,863

INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                        CASE # 04-67605
                                                                CAST-MATIC CORP (STEVENSVILLE)
                                              ------------------------------------------------------------------
                ACCOUNT TYPE                  LOCKBOX 673038   DEPOSITORY       AP           PR
                  ACCOUNT #                     1851812063      361567604   2176982979   2176983126
                    BANK                         Comerica       Bank One     Comerica     Comerica       TOTAL
-------------------------------------------   --------------   ----------   ----------   ----------   ----------
BEGINNING BANK BALANCE                                  --         --               --          --            --
RECEIPTS                                         2,223,394         --               --          --     2,223,394
TRANSFERS IN (CORPORATE)                                --         --          443,491     329,330       772,822
DIP INFLOW                                              --         --               --          --            --
DISBURSEMENTS                                           --         --         (443,491)   (329,330)     (772,822)
TRANSFERS OUT (CORPORATE)                       (2,223,394)        --               --          --    (2,223,394)
DIP REPAYMENT                                           --         --               --          --            --
                                                ----------        ---       ----------    --------    ----------
ENDING BANK BALANCE                                     --         --               --          --            --

WIRES PAID FOR BY CORPORATE                                                  1,740,580      80,431     1,821,012
CHECKS ISSUED                                                                  444,057
                                                                            ----------
TOTAL DISBURSEMENTS
   (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                 $2,184,637
                                                                            ==========

OUTSTANDING CHECKS AS OF DECEMBER 31                                            66,773
VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                                         --
CHECKS ISSUED IN JANUARY                                                       444,057
CHECK CLEARED IN JANUARY                                                      (443,492)
                                                                            ----------
OUTSTANDING CHECKS AS OF JANUARY 31
   (SEE OUTSTANDING CHECKLIST)                                              $   67,338
                                                                            ==========

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
JANUARY 2005

             VENDOR                                          TOTAL DISBURSEMENTS
             ------                                          -------------------
Accu Die & Mold                                                 $      750.00
Ace Hardware                                                           960.25
Adams Remco                                                          2,203.37
ADP, Inc                                                             1,749.49
Advanced Prototyping, Inc                                              728.50
Air Tech Engineering, Inc                                            2,587.00
Alcan Primary Metal Group                                        1,276,455.00
Alcoa                                                              262,332.00
Alcoa Specialty Metals Div                                           1,080.00
Alfe Heat Treating                                                 163,795.50
All-Phase Electric Supply Co                                            19.11
Alpha Resources                                                         94.73
Alro Steel                                                             786.23
American Electric Power                                             30,548.96
Aquila                                                               6,854.00
Aramark Uniform Services, Inc                                        2,530.23
Arrow Health & Safety                                                  930.15
Assoicated Bag                                                         134.50
AutomationDirect.com                                                 1,227.00
Bastian Material Handling                                               43.45
Beacon Operations Center                                            17,556.86
Brammall Supply                                                        854.85
Brandon Reed                                                           269.25
C B Dekorne                                                            306.28
C.P.C.                                                               3,410.00
Carr Lane                                                               46.61
Charles Rytlewski                                                      126.90
Charlevoix Energy Trading                                           90,325.37
ChemStation of Northern Indiana                                      1,144.50
Chem-Trend Inc                                                       1,627.50
Condat                                                               5,346.00
Connection Service                                                     375.81
Consolidated Controls Co                                               282.00
Coverall of Western MI                                               2,544.90
Crystal Clean                                                          561.24
Custom Mold                                                          1,480.57
DME Co                                                               1,000.09
Dimetek                                                              8,490.20
Doubleday Office Products                                            3,945.24
Dwyer Instruments, Inc                                                 385.08
Earthscapes Landscaping, Inc                                           247.50
EIS, Inc                                                             1,302.10
E-Jay Thermo Products, Inc.                                            450.03
Elcometer, Inc                                                         465.00
Exfil                                                                  125.24

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
Fidelity Investments                                                  89.88
Floyd Barnes                                                         498.31
Forklift Tires Of Michigan                                           740.00
GE Inspection Technologies                                         1,517.85
Geo T Schmidt                                                      1,451.56
Global Exchange Services                                              28.39
Globe Metallurgical, Inc.                                          2,175.00
Golden's Foundry & Machine                                         2,193.50
Grand Technologies                                                   154.17
Great Lakes Automation                                               545.21
Griffin Tool, Inc.                                                 9,840.00
H & H Express, LLC                                                 1,485.00
H & J Florist                                                         55.12
Hampton Inn                                                        1,341.36
HECO, INC                                                          1,769.00
Hi-Temp Products, Inc                                              4,520.00
Hull Lift Truck, Inc                                                 240.78
Industrial Gypum Co                                                  740.00
Industrial Solutions                                               1,753.29
Innerspec Technologies, Inc                                        1,489.32
J & L Industrial Supply                                           14,239.39
Jerz Machine Tool Corp                                            14,005.00
Jones & Henry Laboratories                                            40.80
Keener Sand & Clay Co                                              1,760.00
Kendall Electric                                                   2,989.44
Kent Rudbeck                                                         827.53
KMH Systems                                                        2,800.46
Lakeland Medical Center                                               97.75
M & I Machine                                                      5,275.00
Martin Fluid Power                                                    82.55
McMaster-Carr Supply                                               1,886.79
Metallurg                                                         16,594.47
Michiana Supply                                                      130.73
Michigan AMVET News, The                                             160.00
Michigan Chamber Services, Inc                                       270.00
Mitchell Maze                                                         77.86
Mittler Supply                                                     2,447.00
Molten Metal Equipment                                             3,307.04
Motion Industries, Inc                                             1,037.11
National Element                                                   2,788.80
Neff Engineering                                                     228.22
Newark In One                                                         52.47
NMHG Financial Services                                              710.85
Nora Voltz                                                         4,800.00
Omega Engineering, Inc.                                              269.28
Ondraka Management Enterprises                                       845.00

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
JANUARY 2005

              VENDOR                                         TOTAL DISBURSEMENTS
              ------                                         -------------------
Original AD                                                          8,167.20
Peoples Oil Company                                                    356.95
Petty Cash                                                             592.16
Pitney Bowes                                                            77.63
Pooch Welding Supply Co                                              2,515.49
Porter-Cable Corp                                                      146.67
Product Action International                                        17,605.00
Pyrotek                                                             33,383.82
QME Quality Mold & Engineering                                       4,920.00
Quantum Connections, LLC                                                67.00
R. Scott Bleeks                                                        369.60
Radde Agency                                                            28.00
Ray's Motel                                                            756.00
Red Arrow Fire & Safety                                                 79.11
Reliable Disposal                                                      845.18
Rose Fuel & Material, Inc.                                              79.95
S & S Industrial Supply                                              2,024.95
Safety Products Division                                             1,101.95
Safety-Kleen                                                           648.01
SBC Ameritech                                                          798.62
Schott Saw Co                                                        1,805.25
Scope Services Inc                                                  29,059.34
Society For Human Resource MGMT                                        145.00
Southwerstern Medical Clinic                                         1,286.00
SRI Quality Systems                                                  4,040.00
Superior Business Solutions                                             73.60
Superior Snacks & Vending Service                                      156.25
Tangents Labs, LLC                                                      90.00
Ted Wallace                                                             33.00
Test Equipment Distributors                                          1,668.62
Transman                                                             5,698.28
Thayer, Inc                                                            598.43
The Connection Co                                                      165.43
Verizon Wireless                                                        89.66
WH Duffill                                                             327.20
WHM Fluid Power                                                        212.41
William A. Kibbe & Assoc., Inc.                                      1,335.00
William Atkins                                                          35.25
Wood Temporary Staffing                                             18,845.39
Xpress Printing                                                         17.49
Y.E.S.                                                              16,861.83
Youngblood Air Systems                                               6,235.58
Yxlon International                                                 12,465.00
                                                                -------------
                                                                $2,184,637.17
                                                                =============

CAST-MATIC CORPORATION
CASE No. 04-67605
AT 1/31/05

STEVENSVILLE - BANK RECONCILIATION

Bank Balance                                $       --

Actual Outstanding AP Checks   $67,338.14
Actual Outstanding PR Checks     7,214.71    74,552.85
                               ----------

Unadjusted GL Balance                        74,552.85
                                            ----------
Difference                                  $       --
                                            ==========

STEVENSVILLE
OUTSTANDING CHECKS
CASE No. 04-67605

   DATE      CHECK   OUTSTANDING
----------   -----   -----------
 12/9/2004   41949    $   359.11
12/14/2004   42016        142.82
12/14/2004   42017         49.30
  1/6/2005   42186        425.47
  1/6/2005   42222        850.00
 1/18/2005   42301        224.60
 1/19/2005   42306      5,227.20
 1/20/2005   42311         64.11
 1/20/2005   42349         84.12
 1/21/2005   42355        730.83
 1/21/2005   42356        173.50
 1/24/2005   42360        740.00
 1/24/2005   42362        275.07
 1/24/2005   42363        238.59
 1/25/2005   42366        384.49
 1/25/2005   42367        322.95
 1/27/2005   42372        316.67
 1/27/2005   42373      2,587.00
 1/27/2005   42375        134.00
 1/27/2005   42377        689.30
 1/27/2005   42378         43.45
 1/27/2005   42379      2,238.06
 1/27/2005   42382      3,410.00
 1/27/2005   42383        247.50
 1/27/2005   42384        450.03
 1/27/2005   42385        339.21
 1/27/2005   42386      1,808.00
 1/27/2005   42387      6,225.00
 1/27/2005   42388        689.00
 1/27/2005   42390        743.47
 1/27/2005   42391        160.00
 1/27/2005   42392        578.00
 1/27/2005   42393        710.85
 1/27/2005   42395        356.95
 1/27/2005   42396      1,491.20
 1/27/2005   42397     15,210.50
 1/27/2005   42398        473.36
 1/27/2005   42399      3,740.00
 1/27/2005   42400        422.59
 1/27/2005   42401         79.95
 1/27/2005   42402         28.00
 1/27/2005   42403        244.06
 1/27/2005   42404        424.90
 1/27/2005   42405        599.04
 1/27/2005   42407        145.00
 1/27/2005   42408        816.60
 1/27/2005   42409         89.66

STEVENSVILLE
OUTSTANDING CHECKS
CASE No. 04-67605

  DATE      CHECK   OUTSTANDING
---------   -----   -----------
1/27/2005   42412        115.00
1/27/2005   42415         77.86
1/27/2005   42416      2,933.22
1/27/2005   42418      1,200.00
1/27/2005   42419        418.86
1/27/2005   42420      1,080.00
1/28/2005   42421        248.41
1/28/2005   42422         81.30
1/28/2005   42423      2,940.00
1/31/2005   42424        430.12
1/31/2005   42425        189.18
1/31/2005   42426         71.68
1/31/2005   42427      1,769.00
                     ----------
                     $67,338.14
                     ==========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   CAST-MATIC CORPORATION   Capacity:   ___   Shareholder
        Case Number: 04-67605                ___   Officer
                                             ___   Director
                                             ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Cast-Matic Corporation
                                                           Case number: 04-67605

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67609
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.              )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                        CASE #04-67609
                                                           COLUMBUS
                                                            FOUNDRY
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                     $13,055           $51,010

Cost of Goods Sold
Materials and Freight                              4,538            18,276
Wages - Hourly                                     1,678             6,826
Wages-Salary                                         476             1,909
Employee Benefits and Pension                        946             3,585
   Repairs & Maintenance                             886             2,835
Supplies                                             656             2,680
Utilities                                            900             3,491
Purchased Components/Services                      1,023             3,767
Income(loss) from Pattern Sales                       (1)             (629)
   Fixed Asset - (gain/loss)                          --                11
   MIS Expense                                        52               221
   Travel & Entertainment                              7                29
   Other Variable Costs                             (258)              737
   Depreciation & Amortization                       413             2,229
   Other Allocated Fixed Costs                        --                --
   Other Fixed Costs                                 136               554
                                                 -------           -------
Cost of Goods Sold                                11,452            46,521

Gross Profit                                       1,603             4,489

Plant SG&A Expense                                    17               118
SG&A Expense - Allocation (Sched 1)                  313             1,183
   Other Operating Expenses                           --               415
                                                 -------           -------
   Total Operating Expenses                          330             1,716

   Operating Profit                                1,273             2,773

   Outside Interest Income                            --                --
   Outside Interest (Expense)                         --                (6)
   Intercompany Interest Income                       --                --
   Intercompany Interest (Expense)                  (129)             (496)
   Charges (From) Affiliates                          --                --
   Charges To Affiliates                              --                --
Income/Loss From European Operations                  --                --
   Other Income/(Expense)                             --                --
                                                 -------           -------
   Total Non-Operating Expenses                     (129)             (502)

   Income Before Income Taxes                      1,144             2,271

   Income Tax Expense                                 34               163
                                                 -------           -------
   Net Income                                    $ 1,110           $ 2,108
                                                 =======           =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         January
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric, Phone)                                               32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:

Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         ------
                                                                         $2,174
                                                                         ======

Allocation:

Wagner Castings                                                             191
Northern Castings                                                            50
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      259
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Intermet Corporation                                                        524
                                                                         ------
Total                                                                    $2,174
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                                  CASE #04-67609
                                                                  --------------
                                                                     COLUMBUS
                                                                      FOUNDRY
                                                                  --------------
Cash And Equivalents                                                 $      1
Accounts Receivable                                                    20,165
Short-Term Intercompany Receivables                                         9
Inventories                                                             7,425
Other Current Assets                                                      (12)
                                                                     --------
      TOTAL CURRENT ASSETS                                             27,588

Land and Buildings                                                     12,701
   Machinery & Equipment                                               79,149
   Construction In Progress                                                94
                                                                     --------
   Total Fixed Assets                                                  91,944
   Accumulated Depreciation                                           (61,249)
                                                                     --------
      NET FIXED ASSETS                                                 30,695

   Investment In Subsidiaries                                               0
Investment In European Operations                                           0
   Long-Term Intercompany Receivables                                  26,101
   Deferred Taxes, Long-Term Asset                                          0
   Other Assets                                                           643
                                                                     --------
      TOTAL ASSETS                                                   $ 85,027
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                     $  2,577
Wages and Salaries (See schedule)                                          92
Taxes Payable - (See schedule)                                            570
                                                                     --------
   TOTAL POST PETITION LIABILITIES                                      3,239

SECURED LIABILITIES:
SECURED BANK DEBT                                                           0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                     0
   Accrued Tax - State                                                      0
   Accrued Property Taxes                                                   0
   Accrued Workers Comp.                                                  339
   Accrued Payroll                                                          0
Accrued Payroll Taxes                                                       0
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                339

UNSECURED LIABILITIES
Accounts Payable                                                       10,148
Senior  & IDR Bonds                                                         0
                                                                     --------
TOTAL UNSECURED LIABILITIES                                            10,148

OTHER LIABILITIES
Accrued Liabilities                                                     2,190
Short-Term Intercompany Payables                                          538
Capital Leases                                                              0
   Retirement Benefits                                                 (1,066)
   Deferred Taxes - Long-Term Liability                                     0
   Other Long-Term Liabilities                                              0
   Long-Term Intercompany Payables                                      1,336
   Minority Interest                                                        0
                                                                     --------
   TOTAL LIABILITIES                                                   16,724

   Common Stock                                                             0
   Capital In Excess Of Par Value                                       4,592
Retained Earnings - Prepetition                                        61,603
Retained Earnings - Post Petition                                       2,108
Equity In European Operations
   Accumulated Translation Adjustment                                       0
   Minimum Pension Liability Adjustment                                     0
   Unearned Restricted Stock                                                0
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                               68,303
                                                                     --------

TOTAL LIABILITIES AND EQUITY                                         $ 85,027
                                                                     ========

PERIOD ENDED: 1-31-05              COLUMBUS FOUNDRY               CASE #04-67609

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                Balance
                                       as of      Accrued /    Payments /     as of
                                      12-31-04     Withheld     Deposits     1-31-05
                                     ---------   -----------   ----------   ---------
Income tax withheld: Federal         $       0     ($229,915)  $  195,440    ($34,475)
Income tax withheld: State                   0      (103,297)      87,206     (16,091)
Income tax withheld: Local                   0             0            0           0
FICA Withheld                                0      (181,626)     152,681     (28,944)
Employers FICA                         (16,317)     (173,550)     151,309     (38,558)
Unemployment Tax: Federal               (4,620)      (17,285)      49,492      27,587
Unemployment Tax: State                (13,262)      (59,157)      12,114     (60,305)
All Other Payroll W/H                 (109,392)     (195,380)     164,061    (140,712)

State Taxes: Inc./Sales/Use/Excise    (154,656)      (72,627)      58,177    (169,106)
Property Taxes                               0       (50,000)           0     (50,000)

Workers Compensation                   (20,000)      (40,000)           0     (60,000)
                                     ---------   -----------   ----------   ---------

Total                                ($318,247)  ($1,122,837)  $  870,479   ($570,605)

Wages and Salaries                    (211,612)   (2,280,542)   2,400,355     (91,799)
                                     ---------   -----------   ----------   ---------

Grand Total                          ($529,859)  ($3,403,379)  $3,270,834   ($662,404)
                                     =========   ===========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total       0-30 Days    30-60 Days   Over 60 Days
----------------------------   -----------   -----------   ----------   ------------
Accounts Payable               $ 2,576,706   $ 2,874,693   ($313,071)    $   15,084
Accounts Receivable            $20,605,407   $19,032,682   $ 146,019     $1,426,707

INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                               CASE # 04-67609
                                                                               COLUMBUS FOUNDRY
                                              ---------------------------------------------------------------------------------
                ACCOUNT TYPE                  LOCKBOX 77691     DEPOSIT         AP       PR (HOURLY)   PR (SALARY)
                  ACCOUNT #                       269833      5401086425    2770716492    2770716484    2770716658
                    BANK                         Bank One     Stan. Fed.    Stan. Fed.    Stan. Fed.    Stan. Fed.      TOTAL
                ------------                  -------------   ----------   -----------   -----------   -----------   ----------
BEGINNING BANK BALANCE                              --                --            --           --           --             --
RECEIPTS                                            --         9,826,763         6,177           --           --      9,832,939
TRANSFERS IN (CORPORATE)                            --                --     2,657,493    1,550,934      479,768      4,688,195
DIP INFLOW                                          --                --            --           --           --             --
DISBURSEMENTS                                       --                --    (2,663,669)  (1,550,934)    (479,768)    (4,694,371)
TRANSFERS OUT (CORPORATE)                           --        (9,826,763)           --           --           --     (9,826,763)
DIP REPAYMENT                                       --                --            --           --           --             --
                                                   ---        ----------   -----------   ----------     --------     ----------
ENDING BANK BALANCE                                 --                --         (0.00)          --           --             --

WIRES PAID FOR BY CORPORATE                                                  5,024,540                                5,024,540
CHECKS ISSUED                                                                2,527,663
                                                                           -----------
TOTAL DISBURSEMENTS
   (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                $ 7,552,203
                                                                           ===========
OUTSTANDING CHECKS AS OF DECEMBER 31                                           709,640
VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                                   (186,960)
Checks Issued in January                                                     2,527,663
CHECK CLEARED IN JANUARY                                                    (2,605,458)  Does not include $ 52,034.23 pertaining
                                                                                         to sales tax debit.
                                                                           -----------
OUTSTANDING CHECKS AS OF JANUARY 31
   (SEE OUTSTANDING CHECKLIST)                                             $   444,885
                                                                           ===========

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
ABEL, JOHN N.                                                    $  1,007.11
ADECCO EMPLOYMENT SERVICES                                            511.20
ADP INC                                                             2,835.40
ADULT PROBATION OFFICE                                              2,334.83
ADVANCED TECHNOLOGIES SERVICE                                         400.00
AETNA US HEALTHCARE                                                 9,086.00
AIR COMPRESSOR TECHNOLOGIES                                         9,500.00
AIR SPECIALIST INC                                                  1,719.76
AIRGAS DRY ICE                                                        608.81
AIRGAS SOUTH INC.                                                   2,387.39
ALABAMA CHILD SUPPORT PAYMENT                                      14,226.44
ALLEGRA PRINT & IMAGING                                               192.90
ALLEN RICHIE                                                          468.98
ALLEN, JOHN F.                                                        315.05
ALLIED MINERAL PRODUCTS INC                                        37,753.70
AMERALLOY STEEL COPRORATION                                         1,582.14
AMERICAN BUSINESS FORMS                                             1,645.13
AMERICAN COLLOID COMPANY                                          162,226.58
AMERICAN EYE CARE                                                     916.05
AMERICAN FAMILY LIFE                                                  214.39
AMERICAN TESTING LABORATORY                                           450.00
AQUATROL(DIV. OF MOMAR)                                             1,600.00
ASHMM                                                                 590.00
ATHLETIC DEPT.                                                        598.32
ATMOS ENERGY                                                       20,590.43
ATMOS ENERGY MARKETING LLC                                        132,788.23
AUTOMATED BUSINESS MACHINES                                           682.00
BARLOWORLD HANDLING LP                                             11,488.19
BEARDSLEY & PIPER, LLC                                             64,269.00
BEAUFORT COUNTY FAMILY COURT                                          253.08
BELL SOUTH                                                          4,635.84
BELLWEATHER, INC                                                    2,126.25
BETTY BASS FLOWERS & GIFTS                                             69.55
BH TRANSFERS CO.                                                   12,033.94
BHA GROUP INC                                                         897.78
BONNER JR., FRANK W.                                                   30.00
BROADSPIRE SERVICES INC                                            40,045.44
BROWN & SHARPE INC                                                        --
BUCK ICE & COAL                                                       734.46
BUCKEYE BUSINESS PRODUCTS, INC                                        521.62
C.A. PICARD SURFACE ENG                                            12,481.30
CAIL TOOL & MACHINERY, INC.                                         7,960.80
CAMERON & BARKLEY CO.                                               2,788.81
CARLA DEVITA REED                                                     600.00
CARMIKE CINEMAS INC                                                   510.00

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
CARRIER VIBRATING EQUIPMENT, I                                        597.93
CECO ASSOCIATES                                                     4,464.00
CHAMPION CHISEL WORKS, INC.                                         5,875.55
CHAPTER 13 TRUSTEE                                                 23,364.32
CHILD SUPPORT ENFORCEMENT                                             450.00
CHILD SUPPORT ENFORCEMENT, FSR                                      1,606.00
CINTAS CORP.                                                        7,190.97
CIT TECHNOLOGY FIN SERV, INC                                        1,196.26
CLAREDON TEXTILES INC.                                              4,982.94
CLEARINGHOUSE                                                         332.52
CLERK OF MUNICIPAL COURT                                              550.61
CLERK OF THE CIRCUIT COURT                                            101.00
COASTAL ENERGY                                                     29,489.50
COBB WIRE ROPE & SLING  CO.                                         1,679.68
COLUMBIA MARKING TOOLS                                                109.42
COLUMBUS FIRE & SAFETY EQUIP                                        1,031.82
COLUMBUS INDUSTRIAL SUPPLY                                          1,854.32
COLUMBUS LEDGER                                                       463.00
COLUMBUS PARKS & REC. DEPT.                                           430.00
COLUMBUS RUBBER & GASKET, INC.                                        133.98
COLUMBUS TIMES NEWSPAPER                                               65.48
COLUMBUS WATER WORKS                                               10,367.04
CROWN GROUP-FORT WAYNE                                                117.98
CURTIS REDDING                                                      1,356.00
DAN KLEIBER                                                         1,372.85
DANIELS, RICHARD                                                      154.04
DAUBER COMPANY, INC.                                               42,336.00
DAY-TIMERS                                                            105.88
DEFENDER SERVICES INC                                              15,545.38
DISAMATIC                                                          29,246.15
DYNAMIC AIR INC.                                                    1,475.73
EAGLITE CHEMICALS                                                   7,260.00
EARTHLINK INC                                                          23.95
EBCO BATTERY CO                                                        97.33
EDDIE WILLIAMS                                                     11,366.49
ELECTRIC MELTING SRVCES SW INC                                     14,806.20
ELKEM METALS, INC.                                                103,058.13
ENVIRONMENTAL RESOURCE ANALYST                                        183.00
ENVIRONMENTAL TECHNOLOGY CORP                                         176.65
ETA ENGINEERING                                                     1,081.20
FAMILY SUPPORT REGISTRY FSR                                        39,689.61
FERGUSON ENTERPRISE                                                   400.24
FLETCHER OIL INC.                                                   9,393.56
FLORIDA TRANSFORMAR, INC.                                           1,611.15
FREEMAN MFG. & SUPPLY CO.                                             654.13
G E CAPITAL 008                                                     7,553.13

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
G.E. CAPITAL -002                                                  14,678.25
GA AUTOMATION CO. INC.                                              1,668.72
GA. DEPT OF HUMAN RESOURCES                                            20.00
GENERAL KINEMATICS                                                     79.05
GENTRY MACHINE WORKS, INC.                                         36,006.00
GEORGIA POWER                                                     637,225.66
GLENN PETRIK                                                        1,469.35
GLOBAL DOSIMRY SOLUTIONS INC                                          202.68
GLOBAL METTALLURGICAL                                             281,217.30
GRAYLINK                                                            1,359.18
GREATER COLUMBUS CHAMBER OF                                           880.00
GWINNETT MAGISTRATE COURT                                             579.61
HA INTERNATIONAL                                                   28,433.26
HAMILTON STATION APTS                                               2,610.00
HARMON, DOUG                                                          291.00
HARTLEY CONTROLS CORP.                                                339.20
HERAEUS ELECTRO-NITE CO.                                           14,179.07
HOUGHTON INTERNATIONAL                                              5,235.34
HUGHES SUPPLY, INC.                                                 9,532.00
IFCO INDUSTRIAL CONTAINER SYS                                         426.93
IKON OFFICE SOLUTIONS                                                 766.52
INDUCTOTHERM CORP.                                                  5,199.99
INDUSTRIAL 1 SUPPLY CO.                                            31,478.40
INDUSTRIAL COMBUSTION SVCE INC                                      4,519.20
INDUSTRIAL METAL FABRICATORS                                       21,937.75
INDUSTRIAL PACKAGING CORPORATI                                      3,285.75
INTERMET MACHINING-COLUMBUS                                               --
INTERNAL REVENUE SERVICE                                            1,060.50
INTERNATIONAL TREASURER-USAW                                       10,487.23
INTERSTATE ELECTRICAL SUPPLY                                       55,448.08
JESS W. JACKSON & ASSOCIATES                                        4,049.09
JOHN H. GERMERAAD, TRUSTEE                                            475.00
JOHNSON DIVERSEY                                                    2,681.25
JOHNSTONE SUPPLY                                                    3,774.54
KENT RUDBECK                                                        7,506.18
KEVIN MARTIN                                                       12,071.40
K-MART                                                                 87.12
KNOX PEST CONTROL                                                     108.00
KONIECZNY TOOL                                                        195.00
KRAUTKRAMER BRANSON, INC.                                           2,179.23
LABCORP OF AMERICA HOLDINGS                                           115.50
LAEMPE + REICH CORPORATION                                            270.65
LAND TRANSPORTATION                                               157,442.08
LARPEN METALLURGICAL SERVICE                                      207,211.00
LEADING EDGE                                                       21,875.00
LINA                                                                  296.00

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
LINDE GAS LLC                                                        3,788.87
LOGAN MACHINE WORKS, INC                                               475.00
LORAMENDI, INC                                                       1,031.77
LOWE'S HOME CENTERS, INC.                                              116.63
MACAWBER ENGINEERING, INC.                                           3,782.41
MAGISTRATE COURT OF                                                  1,027.02
MANPOWER-GREENVILLE                                                    336.00
MARJO PLASTICS CO., INC.                                             4,275.00
MARTIN BROTHERS CONTAINERS                                          20,099.23
MARYLAND WIRE BELTS, INC                                               846.98
MAYS, DANNY J.                                                          46.64
MCI                                                                    882.90
MCI CONFERENCING                                                       399.03
MCMASTER-CARR SUPPLY CO                                              1,633.33
MCQUAY S E SUPPLY                                                    3,575.56
MEREDITH, DONALD W.                                                     18.45
METALDYNE                                                            6,176.25
METALDYNE- GREENSBORO OPERATI                                        5,000.00
METOKOTE CORPORATION                                                66,217.66
MIDWESCO, INC.                                                      12,096.00
MIKE & ED'S BAR - B-Q                                                  275.74
MIKE GROVE                                                              64.86
MIKE WINDISH                                                           347.16
MILLER & CO.                                                        97,650.75
MILLER LANDSCAPING                                                     700.00
MODERN EQUIPMENT CO                                                  4,565.94
MOTION INDUSTRIES, INC.                                             30,179.13
MSC INDUSTRIAL SUPPLY CO.                                              166.86
MUSCOGEE COUNTY TAX COMM                                                   --
NATIONAL AFFILIATED TECHNOLOGI                                       1,595.00
NATIONAL BELT SERVICE, INC                                          23,641.60
NC CHILD SUPPORT CENTRALIZED                                           271.00
NEWARK ELECTRONICS                                                     336.96
NEWCO                                                                5,748.83
NOBLE COUNTY CLERK                                                   1,560.01
NOLEN, VIVIEN H.                                                       183.22
NORFOLK SOUTHERN                                                    80,000.00
NORTH COLUMBUS PHARMACY                                                 48.42
NORTHBEND PATTERN WORKS,LLC                                         26,000.00
OAK MOUNTAIN CONSTRUCTION                                            6,114.00
OAKITE PRODUCTS, INC.                                                2,362.80
OCCUPATIONAL MEDICINE OF                                               624.00
OFFICE DEPOT CREDIT PLAN                                             2,025.95
OFFICE OF THE ATTORNEY GENERAL                                         504.00
OHIO CSPC                                                              765.92
OMNISOURCE CORPORATION                                           1,370,360.27

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
OMNISOURCE CORPORATION COPPER                                       30,000.00
OVERBY COMPANY, THE                                                  5,692.46
OVERHEAD DOOR CO. OF COLUMBUS                                          194.50
PARMER WATER COMPANY                                                    27.83
PERFECT PATTERNS INC.                                               62,375.00
PHILIP SERVICES CORP                                                10,340.60
PIEDMONT FOUNDRY SUPPLY,                                             1,681.50
PIEDMONT FOUNDRY SUPPLY, INC.                                        9,271.32
PIEDMONT NATIONAL CORPORATION                                        6,616.19
PINE HOLLOW, INC.                                                    9,945.00
POSTMASTER                                                             313.76
PREFERRED SOURCING                                                  18,760.00
PRIMETRADE                                                       1,170,549.32
PRUITT, HARVEY                                                         400.00
RADIO WHOLESALE MARKETING                                              116.63
REAVES WRECKING                                                      2,529.96
RED HILL GRINDING WHEEL CORP.                                          914.18
REFCOTEC, INC.                                                         117.27
REFRACTORY SALES & SERVICE CO                                        1,594.00
REFRACTORY SALES & SERVICE CO.                                       1,172.80
REYNOLDS SUPPLY CO.                                                  8,100.04
RODGERS METAL CRAFT, INC.                                           19,035.30
SAFECO, INC.                                                           511.11
SAFETY SOUTH                                                        13,252.33
SAFETY-KLEEN CORP.                                                   1,091.71
SANTA CLARA COUNTY                                                     446.25
SCALE SYSTEMS INC                                                    2,453.00
SCORE, INC                                                           7,810.00
SHANNON BAKER ASSOCIATES, INC.                                       2,514.42
SHAW DUGOUT BOOSTER CLUB                                               500.00
SHEMWELL, DAVID                                                        437.33
SHEPERD NILES                                                        1,887.71
SHERRIE FAYE LANDRY                                                    650.00
SHOES 'N COMPANY                                                     1,919.87
SIMPSON TECHNOLOGIES                                                 9,178.00
SMITH GRAY ELECTRIC CO., INC.                                       31,067.71
SMITH STATION HIGH SCHOOL                                              300.00
SMITH, MIKE                                                            129.38
SOUTHEASTERN HOME OXYGEN SER                                             2.68
SOUTHERN COPPER & SUPPLY CO.                                         1,098.00
SOUTHERN STATES TOYOTALIFT                                          44,730.52
SOUTHLAND CHEMICAL                                                      82.13
SPAR SPECIALTY REFRACTORIES                                         11,538.00
SPECIALTY FOUNDRY PRODUCT                                           10,609.24
SPRINT PCS                                                           5,109.59
SPX CONTECH                                                          1,046.64

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JANUARY 2005

                          VENDOR                             TOTAL DISBURSEMENTS
                          ------                             -------------------
STAFFING SOLUTIONS, COLUMBUS                                            2,335.50
STATE COURT OF GEORGIA                                                    166.47
STATE COURT OF GWINNETT CTY                                               791.08
STATE DISBURSEMENT UNIT                                                 3,208.94
STATE OF FLORIDA DISBURSMENT                                              821.84
STAVELEY SENSORS, INC.                                                  1,450.85
STEPHENS AUTO GLASS & PAINT                                                90.00
STERICYCLE, INC.                                                           79.06
SUNSOURCE/ACTIVATION                                                   18,841.32
SUPREME CORES                                                          36,576.00
TECHNICAL SERVICES GROUP INC                                            6,595.00
TENNANT SALES & SERVICE CO                                              2,103.34
THE BUSINESS RESOURCE CENTER                                              450.00
THE DAVID J JOSEPH COMPANY                                          1,218,000.00
THE MODAL SHOP                                                          6,001.79
THE NEW KEIBLER-THOMPSON CO.                                            3,592.00
THERMO ELECTRON                                                         3,603.92
THERMO JARRELL ASH CORP                                                44,205.50
THORNTON, JOSEPH                                                          800.00
TRANSMAN LOGISTICS                                                     48,986.46
TRINITY CONSULTANTS                                                     1,163.14
TRIPLE M MANUFACTURING, INC.                                           27,575.00
U.S. DEPT OF EDUCATION                                                    236.22
UMETCO                                                                 92,400.00
UNEEDA GLASS                                                              436.03
UNIMIN CORPORATION                                                     25,497.45
VALLEY PLUMBING COMPANY                                                 3,800.00
VAN ALLEN FIRST AID + SAFETY                                              302.90
VESUVIUS U.S.A.                                                        19,443.30
VICTORIA BODLEY                                                           200.00
VOLVO RENTS                                                             9,004.51
VULCAN ELECTRO COATING                                                 11,893.63
VULCAN ENGINEERING CO.                                                  5,200.00
WANG, JAMES                                                                51.33
WARD, WILLIAM H.                                                          673.48
WARNER PAINT & DECORATING CENT                                            932.91
WARR GRADING CONTRACTOR                                                17,726.00
WEAVER, ROBERT W                                                           11.30
WHEELABRATOR ABRASIVES                                                 42,105.00
WHEELABRATOR INTERNATIONAL                                             32,032.45
WHISPERWOOD APARTMENTS                                                  3,750.00
WILLIAM A.KIBBE & ASSOCIATES                                            3,720.00
WILLS ENTERPRISES, INC.                                                13,218.59
WINGATE INN                                                                93.48
YANCEY BROS. CO.,                                                         952.72
YELLOW CAB OF COLUMBUS INC.                                                22.80
                                                                   -------------
                                                                   $7,552,202.82

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 1/31/05

COLUMBUS FOUNDRY - BANK RECONCILIATION

Bank Balance                                                        $        --

Actual Outstanding Checks                                            444,885.34
Georgia Sales Tax EFT booked in February                             (52,034.23)
Misc Reconciling Items Adjusted in February                           (1,681.50)
                                                                    -----------
                                                                     391,169.61

Unadjusted GL Balance                                                391,169.61
                                                                    -----------

Difference                                                          $        --
                                                                    ===========

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

   DATE      CHECK   OUTSTANDING
----------   -----   -----------
10/15/2004   15522    $   308.38
10/20/2004   15599        270.84
 11/2/2004   15810        200.67
 12/2/2004   16428        270.84
 12/7/2004   16531      1,000.00
  1/7/2005   17157        214.39
  1/7/2005   17158        590.00
  1/7/2005   17162         20.00
  1/7/2005   17164        296.00
 1/14/2005   17265      4,519.20
 1/14/2005   17328        300.00
 1/19/2005   17358         57.20
 1/19/2005   17384      4,390.00
 1/19/2005   17392      8,025.00
 1/19/2005   17393        302.90
 1/19/2005   17394        771.01
 1/19/2005   17402      9,086.00
 1/21/2005   17427      6,760.00
 1/21/2005   17437        270.65
 1/21/2005   17438      3,940.00
 1/21/2005   17452      6,302.30
 1/21/2005   17453        522.34
 1/21/2005   17459      1,163.14
 1/21/2005   17464        900.00
 1/21/2005   17465      2,334.83
 1/21/2005   17467        253.08
 1/21/2005   17470        450.00
 1/21/2005   17471        332.52
 1/21/2005   17472        512.11
 1/21/2005   17473        101.00
 1/21/2005   17476        579.61
 1/21/2005   17477        320.00
 1/21/2005   17478        740.50
 1/21/2005   17479      1,027.02
 1/21/2005   17481        271.00
 1/21/2005   17482        765.92
 1/21/2005   17483        446.25
 1/21/2005   17487        166.47
 1/21/2005   17488        791.08
 1/21/2005   17490        236.22
 1/21/2005   17491        200.00
 1/21/2005   17492         93.48
 1/26/2005   17502      5,684.80
 1/26/2005   17505      4,464.00
 1/26/2005   17506      1,196.26
 1/26/2005   17509      1,611.15
 1/26/2005   17511      5,235.34
 1/26/2005   17512      1,405.16
 1/26/2005   17515     11,607.23

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

  DATE      CHECK   OUTSTANDING
---------   -----   -----------
1/26/2005   17519       993.81
1/26/2005   17521       739.00
1/26/2005   17522     1,172.80
1/26/2005   17524        42.42
1/26/2005   17525     1,098.00
1/26/2005   17526     2,296.08
1/26/2005   17527     1,450.85
1/26/2005   17529     1,955.25
1/26/2005   17530     6,001.79
1/26/2005   17532        48.42
1/26/2005   17533     2,314.49
1/26/2005   17535       510.00
1/26/2005   17537    10,487.23
1/26/2005   17538       183.22
1/26/2005   17540     2,285.27
1/26/2005   17543     3,656.22
1/26/2005   17544    28,224.00
1/28/2005   17551     1,600.00
1/28/2005   17552       501.02
1/28/2005   17553     2,764.00
1/28/2005   17554       571.71
1/28/2005   17555     3,980.40
1/28/2005   17557        61.89
1/28/2005   17558     5,770.00
1/28/2005   17559        97.33
1/28/2005   17560       310.00
1/28/2005   17561        84.42
1/28/2005   17562     9,460.00
1/28/2005   17563     1,106.40
1/28/2005   17564       908.00
1/28/2005   17565     1,079.44
1/28/2005   17568    13,620.97
1/28/2005   17569     2,579.80
1/28/2005   17570       195.00
1/28/2005   17571     5,585.00
1/28/2005   17572     1,819.78
1/28/2005   17573     9,499.87
1/28/2005   17574     3,452.06
1/28/2005   17575     1,234.40
1/28/2005   17576     2,606.52
1/28/2005   17577     2,754.82
1/28/2005   17578     1,594.00
1/28/2005   17579     1,000.12
1/28/2005   17580       208.65
1/28/2005   17581    11,588.10
1/28/2005   17582     1,174.10
1/28/2005   17583       148.09
1/28/2005   17584       425.86
1/28/2005   17585     3,855.06
1/28/2005   17586       510.00
1/28/2005   17587        53.65
1/28/2005   17588       199.00
1/28/2005   17589       598.32
1/28/2005   17590    10,647.16
1/28/2005   17591    10,346.70

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

  DATE      CHECK   OUTSTANDING
---------   -----   -----------
1/28/2005   17592      5,000.00
1/28/2005   17593         42.66
1/28/2005   17594        954.00
1/28/2005   17595        450.00
1/28/2005   17596     32,731.80
1/28/2005   17597     64,269.00
1/28/2005   17598     26,000.00
1/28/2005   17599     45,000.00
1/31/2005   17731      1,681.50

                     444,885.34

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   COLUMBUS FOUNDRY, L.P.   Capacity:   ___   Shareholder
        Case Number: 04-67609                ___   Officer
                                             ___   Director
                                             ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Columbus Foundry, L.P.
                                                           Case Number: 04-67609

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE         CARRIER         POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                        UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF MICHIGAN
                     TRANSMITTAL OF FINANCIAL REPORTS AND
            CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                          OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67612
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
DIVERSIFIED DIEMAKERS, INC.         )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                        CASE #04-67612
                                                         DIVERSIFIED
                                                           DIEMAKERS
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
Net Sales                                        $7,847            $ 28,209

Cost of Goods Sold
------------------
Materials and Freight                             2,292               9,505
Wages - Hourly                                    1,459               5,198
Wages-Salary                                        158                 579
Employee Benefits and Pension                       853               3,211
   Repairs & Maintenance                            302               1,590
Supplies                                            109                 447
Utilities                                           267               1,110
Purchased Components/Services                        --                  --
Income(loss) from Pattern Sales                     337                 730
   Fixed Asset - (gain/loss)                         --                  --
   MIS Expense                                       --                  --
   Travel & Entertainment                             3                  10
   Other Variable Costs                             390               1,611
   Depreciation & Amortization                      692               2,490
   Other Allocated Fixed Costs                      258               1,499
   Other Fixed Costs                                119                 521
                                                 ------            --------
Cost of Goods Sold                                7,239              28,501

Gross Profit                                        608                (292)

Plant SG&A Expense                                   --                  (7)
SG&A Expense - Allocation (Sched 1)                 257                 977
   Other Operating Expenses                          --                 518
                                                 ------            --------
   Total Operating Expenses                         257               1,488

   Operating Profit                                 351              (1,780)

   Outside Interest Income                           --                  --
   Outside Interest (Expense)                        --                  --
   Intercompany Interest Income                      --                  --
   Intercompany Interest (Expense)                 (152)               (652)
   Charges (From) Affiliates                         --                  --
   Charges To Affiliates                             --                  --
Income/Loss From European Operations                 --                  --
   Other Income/(Expense)                            --                  --
                                                 ------            --------
   Total Non-Operating Expenses                    (152)               (652)

   Income Before Income Taxes                       199              (2,432)

   Income Tax Expense                                 4                   8

                                                 ------            --------
   Net Income                                    $  195             ($2,440)
                                                 ======            ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         January
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         ------
                                                                         $2,174
                                                                         ======

Allocation:

Wagner Castings                                                             191
Northern Castings                                                            50
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      259
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Intermet Corporation                                                        524
                                                                         ------
Total                                                                    $2,174
                                                                         ======

INTERMET Corp. and Subsidiares
Balance Sheet as of 1-31-05

                                                                  CASE #04-67612
                                                                  --------------
                                                                    DIVERSIFIED
                                                                     DIEMAKERS
                                                                  --------------
Cash And Equivalents                                                 $     23
Accounts Receivable                                                    12,195
Short-Term Intercompany Receivables                                         0
Inventories                                                            11,897
Other Current Assets                                                    1,278
                                                                     --------
      TOTAL CURRENT ASSETS                                             25,393

Land and Buildings                                                     16,395
   Machinery & Equipment                                               59,070
   Construction In Progress                                             1,000
                                                                     --------
   Total Fixed Assets                                                  76,465
   Accumulated Depreciation                                           (41,860)
                                                                     --------
      NET FIXED ASSETS                                                 34,605

   Investment In Subsidiaries                                               0
Investment In European Operations                                           0
   Long-Term Intercompany Receivables                                  41,669
   Deferred Taxes, Long-Term Asset                                          0
   Other Assets                                                             0
                                                                     --------
      TOTAL ASSETS                                                   $101,667
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                                                     $    718
Wages and Salaries (See schedule)                                         242
Taxes Payable - (See schedule)                                            655
                                                                     --------
      TOTAL POST PETITION LIABILITIES                                   1,615

SECURED LIABILITIES:

SECURED BANK DEBT                                                           0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                     0
   Accrued Tax - State                                                      0
   Accrued Property Taxes                                                   0
   Accrued Workers Comp.                                                  985
   Accrued Payroll                                                          0
Accrued Payroll Taxes                                                       0
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                985

UNSECURED LIABILITIES
Accounts Payable                                                        6,509
Senior & IDR Bonds                                                          0
                                                                     --------
TOTAL UNSECURED LIABILITIES                                             6,509

OTHER LIABILITIES

Accrued Liabilities                                                     3,840
Short-Term Intercompany Payables                                            0
Capital Leases                                                              0
   Retirement Benefits                                                  1,091
   Deferred Taxes - Long-Term Liability                                     0
   Other Long-Term Liabilities                                          1,262
   Long-Term Intercompany Payables                                          0
   Minority Interest                                                        0
                                                                     --------
TOTAL LIABILITIES                                                      15,302

   Common Stock                                                             0
   Capital In Excess Of Par Value                                     110,000
Retained Earnings - Prepetition                                       (21,195)
Retained Earnings - Post Petition                                      (2,440)
Equity In European Operations
   Accumulated Translation Adjustment                                       0
   Minimum Pension Liability Adjustment                                     0
   Unearned Restricted Stock                                                0
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                               86,365
                                                                     --------
   TOTAL LIABILITIES AND EQUITY                                      $101,667
                                                                     ========

PERIOD ENDED: 1-31-05         DIVERSIFIED DIEMAKERS, INC.         CASE #04-67612

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                Balance
                                        as of      Accrued /    Payments /     as of
                                     12/31/2004     Withheld     Deposits    1/31/2005
                                     ----------   -----------   ----------   ---------
Income tax withheld: Federal           ($6,065)     ($201,133)  $  157,138    ($50,059)
Income tax withheld: State              (1,884)       (63,407)      49,486     (15,805)
Income tax withheld: Local                   0              0            0           0
FICA Withheld                           (4,822)      (161,209)     126,779     (39,252)
Employers FICA                          (4,822)      (163,084)     128,654     (39,252)
Unemployment Tax: Federal                  (47)       (15,470)      12,140      (3,378)
Unemployment Tax: State                   (190)       (61,880)      48,558     (13,511)
All Other Payroll W/H                   (9,966)      (212,280)     159,694     (62,552)

State Taxes: Inc./Sales/Use/Excise       1,228        (16,601)      12,955      (2,418)
Property Taxes                               0        (38,289)           0     (38,289)

Workers Compensation                  (247,323)             0     (143,345)   (390,668)
                                     ---------    -----------   ----------   ---------
Total                                ($273,892)     ($933,351)  $  552,060   ($655,183)

Wages and Salaries                     (31,202)    (1,522,425)   1,311,979    (241,647)
                                     ---------    -----------   ----------   ---------
Grand Total                          ($305,093)   ($2,455,776)  $1,864,039   ($896,831)
                                     =========    ===========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total       0-30 Days    30-60 Days   Over 60 Days
----------------------------   -----------   -----------   ----------   ------------
Accounts Payable               $   718,066   $   703,943    $ 14,123     $        0
Accounts Receivable            $13,900,205   $10,585,519    $727,540     $2,587,146


INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                   CASE # 04-67612
                                                           DIVERSIFIED DIE MAKERS (MONROE)
                                              ---------------------------------------------------------------
                ACCOUNT TYPE                  LOCKBOX 672976       DEPOSIT           AP           CHECKING
                  ACCOUNT #                     1851811313        3473589977     2176982854      5045182027
                    BANK                         Comerica      Bank of America    Comerica    Bank of America
-------------------------------------------   --------------   ---------------   ----------   ---------------
BEGINNING BANK BALANCE                                  --           6,599               --        21,526
RECEIPTS                                         5,815,173         366,646               --            --
TRANSFERS IN (CORPORATE)                                --              --        1,726,710            --
DIP INFLOW                                              --              --               --            --
DISBURSEMENTS                                           --            (932)      (1,726,710)           --
TRANSFERS OUT (CORPORATE)                       (5,815,173)       (372,313)              --            --
DIP REPAYMENT                                           --              --               --            --
                                                ----------        --------       ----------        ------
ENDING BANK BALANCE                                     --              (0)              --        21,526

                                                                  CASE # 04-67612
                                                          DIVERSIFIED DIE MAKERS (MONROE)
                                              -------------------------------------------------------
                ACCOUNT TYPE                   CHECKING        PR            BENEFITS
                  ACCOUNT #                   5970758593   2176983043   688486 - Inactive
                    BANK                       UMB Bank     Comerica         Bank One         TOTAL
-------------------------------------------   ----------   ----------   -----------------   ---------
BEGINNING BANK BALANCE                           1,045            --            --             29,170
RECEIPTS                                            --         6,000            --                 --
TRANSFERS IN (CORPORATE)                            --       898,294            --                 --
DIP INFLOW                                          --            --            --                 --
DISBURSEMENTS                                   (1,012)     (904,294)           --                 --
TRANSFERS OUT (CORPORATE)                           --            --            --                 --
DIP REPAYMENT                                       --            --            --                 --
                                                ------      --------           ---          ---------
ENDING BANK BALANCE                                 32            --            --             29,170

                                                             750,475                        3,821,348
WIRES PAID FOR BY CORPORATE                                                       3,070,873
CHECKS ISSUED                                                                     1,244,611
                                                                                 ----------
TOTAL DISBURSEMENTS (SEE TOTAL
   DISBURSEMENTS RECONCILIATION)                                                 $4,315,484
                                                                                 ==========

OUTSTANDING CHECKS AS OF DECEMBER 31                                                767,024
VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                                         (13,953)
Checks Issued in January                                                          1,244,611
Check Cleared in January                                                         (1,726,710)
                                                                                 ----------
OUTSTANDING CHECKS AS OF JANUARY 31
   (SEE OUTSTANDING CHECKLIST)                                                   $  270,973
                                                                                 ==========

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
A & S PRINTING SERVICE                                           $ 11,608.02
A. RAYMOND INC                                                      1,217.12
ABBOTT SUPPLY LLC                                                     487.03
ABEL OIL CO                                                           541.00
ACCUTHERM INC.                                                      1,730.30
ACHESON COLLOIDS COMPANY                                            5,105.71
ADECCO EMPLOYMENT SERVICES                                         32,503.01
ADRIAN SAUNDERS                                                        30.00
ADVANCE PRODUCTS CORP.                                                122.66
AFASSCO                                                             4,208.88
AKH, INC.                                                          14,284.80
ALBERT MILES                                                           24.00
ALRO MASCO ST. LOUIS                                                  938.56
ALTORFER MACHINERY COMPANY                                            539.15
AMACOR                                                            254,925.00
AMERICAN METAL CHEMICAL CORP                                          297.00
AMI PIPE AND SUPPLY CO.                                               531.30
ANIXTER, INC.                                                         173.40
API HEAT TRANSFER, INC                                                131.39
AROBOTECH SYSTEMS INC                                                 746.66
ARTHUR J McCUNE                                                       145.11
ASHBY CROSS COMPANY, INC                                            1,750.00
AT&T                                                                  266.11
ATMOS ENERGY                                                        6,157.78
AWERKAMP MACHINE CO.                                                9,311.19
B.C. MacDONALD & COMPANY                                            1,964.56
BALZERS TOOL COATING INC.                                             252.97
BANK OF AMERICA                                                     4,124.31
BANNER MACHINE TOOL&SUPPLY CO                                          39.95
BDC, INC.                                                           1,847.81
BDI INDUSTRIAL SUPPLIES                                               161.40
BFI QUINCY                                                          2,220.69
BIJUR LUBRICATING CORPORATION                                         305.55
BLEIGH READY MIX CO.                                                  921.49
BOB GEIST                                                             498.51
BODLE DIAMOND INDUSTRIES                                               44.00
BONE FRONTIER                                                         385.59
BRAHLER'S TRUCKERS SUPPLY INC                                         551.66
BRENT DUDGEON (employee)                                              834.12
BUCKMAN'S CONVENIENCE STORE                                         1,671.02
BURST MACHINERY COMPANY                                               255.73
C&R MARKET - MONROE CITY                                               25.96
C&R MARKET - PALMYRA                                                  116.31
CALIFORNIA INDUSTRIAL PRODUCTS                                     16,343.56
CAMCAR TEXTRON                                                      4,743.20
CANFIELD & JOSEPH, INC.                                             1,724.00
CAPE ELECTRICAL SUPPLY, INC.                                        4,503.07
CARLTON-BATES COMPANY                                                 134.24
CAROLE L. WILLIAMS                                                    245.43

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
CAROLYN A. GRAINGER                                                   750.00
CASTING EQUIPMENT & SUPPLY                                          1,342.34
CCX                                                                   151.25
CENTERLINE (WINDSOR) LTD                                              431.09
CENTRAL WELDING SUPPLIES, INC.                                     33,207.17
CENTURYTEL                                                          3,205.40
CENTURYTEL OF SOUTHWEST MO                                             21.63
CERTANIUM ALLOYS                                                      367.27
CHARLES KING                                                          103.50
CHARLIE SMOOT (employee)                                               63.75
CHEM-TREND INCORPORATED                                            13,023.73
CHINN ENTERPRISES, LLC                                             24,892.00
CHRISTY REFRACTORIES COMPANY                                        1,359.10
CINDY BECK                                                             96.00
CITY OF MONROE CITY                                               251,736.82
CITY OF SHELBINA                                                      978.08
CLEAN WATER SOLUTIONS                                               1,815.17
CMS COMMUNICATIONS, INC.                                              701.26
COLE-PARMER INSTRUMENT COMPANY                                         57.00
COMETALS                                                          135,000.00
CONCEPT PACKAGING GROUP                                               370.00
CONSOLIDATED PRODUCTS                                                  58.56
CONTAINER DISTRIBUTERS INC                                          6,078.20
CONTROL-AIR, INC.                                                   1,433.35
COX INDUSTRIAL EQUIP                                                  327.07
CRESCENT ELECTRIC SUPPLY CO                                         1,285.71
CREST PRODUCTS INC                                                  8,548.00
CROWN LINEN SERVICE, INC.                                           2,133.31
CULLIGAN                                                              656.16
DAN FOSTER (employee)                                                 200.29
DANA CORPORATION                                                  270,232.64
DAVID WHITE                                                           264.39
DAVIS TOOL & DIE                                                   84,509.00
DEAD SEA MAGNESIUM LTD                                            771,878.26
DEWAYNE WILLIAMS                                                       75.00
DIAGRIND INC.                                                         102.00
DISA GOFF, INC.                                                       598.94
DISCOUNT BATTERY SALES                                                279.93
D-M-E                                                               1,618.03
DOMINO AMJET INC                                                      169.14
DON HAYS (employee)                                                   465.36
DOROTHY RITTER                                                         31.64
DWYER INSTRUMENTS, INC.                                               202.33
EASTERN ALLOYS                                                    269,366.21
EEO CONSULTING                                                      3,520.00
E-JAY THERMO PRODUCTS, INC.                                           478.10
ELECTRICAL SOUTH LP                                                 1,861.56
ELECTROCHEM, INC. OF MO                                             3,458.25
EMED COMPANY, INC.                                                     25.67
ENGINEERED FINISING CORP                                              360.80

DIVERSIFIED DIEMAKERS, INC.                                   CASE NO. 04-67612
CASH DISBURSEMENTS
JANUARY 2005

                        VENDOR                               TOTAL DISBURSEMENTS
                        ------                               -------------------
ENGINEERED LUBRICANTS CO.                                         16,593.93
ENGINEERED PRODUCTS                                                1,976.74
ENGINEERED SALES                                                     490.30
FANUC, USA CORP                                                    1,854.35
FASTENAL COMPANY                                                   3,667.42
FedEx                                                                668.01
FLO-PRODUCTS COMPANY                                                 263.59
FRANK FLORI EQUIPMENT CO.                                            845.11
FRECH USA INC.                                                        28.57
FRED KESPOHL                                                          75.00
FRENCH GERLEMAN ELECTRIC CO.                                      13,773.63
FREUDENBERG - NOK                                                  5,074.00
G&H DIVERSIFIED MFG, L.P.                                         10,536.00
G.S. ROBINS AND COMPANY                                            1,926.83
GARFIELD ALLOYS, INC.                                              7,920.00
GARY S HAYS                                                           75.00
GARY YAGER                                                           664.41
GASKET & SEAL FABRIC. INC.                                            99.80
GATEWAY METALS INC.                                                9,903.58
GATEWAY PHARMACY                                                      57.80
GDC, INC.                                                          3,094.80
GE CAPITAL                                                         4,109.98
GEO. C. POTTERFIELD TRUCKING                                         300.00
GETZ FIRE EQUIPMENT CO.                                              194.90
GRAINGER                                                          10,785.35
H.R. DIRECT                                                          313.57
HANNIBAL BOARD OF PUBLIC WORKS                                    32,407.96
HANNIBAL COURIER-POST                                                285.00
HANNIBAL REGIONAL HOSPITAL                                           100.00
HAROLD BAKER SR.                                                      75.00
HEINTZ ELECTRIC COMPANY                                            2,042.65
HELCO PRECISION TOOLS & GAGES                                         32.16
HILLYARD FLOOR CARE SUPPLY                                         4,023.23
HTE TECHNOLOGIES                                                   3,817.79
iCONNECT                                                             204.40
IDG USA, LLC                                                      16,071.47
IDRAPRINCE, INC.                                                   1,993.12
ILLINI ENVIRONMENTAL INC.                                         12,000.00
INDUSTRIAL FINISHING SERVICES                                     20,066.93
INDUSTRIAL INNOVATIO                                                 123.15
INDUSTRIAL PROCESS EQUIP GROUP                                     1,635.41
INDUSTRIAL STRAINER COMPANY                                        2,317.87
INSIGHT/HARDDRIVES INT'L.                                            939.55
INSPEC, INC                                                           36.00
INT'L SURFACE PREPARTION CORP                                      4,400.00
IOSSO METAL PROCESSES                                                650.00
IOWA MACHINERY & SUPPLY                                            1,543.00
ISA, INC                                                           1,128.54
JACK THORNBURG (employee)                                             24.75
JACKSON BROS-HEARTLAND                                             2,412.71

DIVERSIFIED DIEMAKERS, INC.                                   CASE NO. 04-67612
CASH DISBURSEMENTS
JANUARY 2005

                        VENDOR                               TOTAL DISBURSEMENTS
                        ------                               -------------------
JEFF SPALDING (employee)                                             305.84
JENZANO, INC.                                                        507.72
JOE GASS (employee)                                                   15.00
JOE KENDRICK                                                          75.00
JOHN HENRY FOSTER CO.                                                905.65
JOHN LONG                                                             61.70
JOST MACHINERY COMPANY                                             1,075.97
KAREN KAESON                                                          72.00
KELM ACUBAR COMPANY                                               26,256.00
KENNY'S SERVICE CENTER                                                29.04
KENTUCKY STATE TREASURER                                             115.85
KEVIN BICHSEL (employee)                                              37.75
KEVIN PETERS (employee)                                               48.38
KEY PRODUCTS, INC.                                                28,375.00
KEYENCE CORP OF AMERICA                                            2,303.00
KEYSTONE POWDERED METAL                                           75,780.00
KHMO AM 1070                                                          21.00
KICK-FM BICK BROADCASTING                                             21.00
KOMAR SCREW CORP.                                                    941.22
KONIECZNY TOOL & DIE                                              83,310.00
L.N. BROSS                                                         2,415.98
LAIRD TECHNOLOGIES                                                 1,764.54
LARRY PARRISH                                                         75.00
LUBY EQUIPMENT SERVICES                                            1,021.40
MALCOM CO                                                          1,611.75
MANPOWER                                                          10,391.73
MANPOWER OF LANSING                                                1,171.10
MARILYN RALIEGH                                                      156.55
MARK ADAMS                                                           160.97
MARK TWAIN SUPPLY CO.                                              5,496.25
MARK UTTERBACK (employee)                                             31.31
MARLIN REAGAN (employee)                                              28.50
MARLON BUSINESS FORMS                                                317.37
MARTIN'S TRUE VALUE HARDWARE                                       1,336.40
MARVEL ENGINEERING COMPANY                                           157.11
MARY PUROL (emplooyee)                                               150.00
MC MACHINERY SYSTEMS, INC.                                           495.40
McCLINTIC COMMUNICATION                                               75.00
MCMASTER-CARR SUPPLY COMPANY                                       1,189.39
MEHRA TUBE INC                                                     3,660.00
MENNE TOOL & DIE                                                   5,160.00
MERRICK MACHINERY CO.                                                562.28
MFA OIL CO.                                                        3,531.22
MICROTEK                                                           1,600.00
MIDLAND INDUSTRIES, INC.                                          64,105.75
MIDWEST INSTRUMENT CO.                                                95.93
MIKE GOODWIN                                                         141.07
MINIATURE PRECISION COMPONENTS                                     1,547.10
MISSOURI DEPARTMENT OF REVENUE                                     9,639.81
MO. DEPT. OF TRANSPORTATION                                          348.30

DIVERSIFIED DIEMAKERS, INC.                                   CASE NO. 04-67612
CASH DISBURSEMENTS
JANUARY 2005

                        VENDOR                               TOTAL DISBURSEMENTS
                        ------                               -------------------
MOHLER MATERIAL HANDLING, I                                           615.00
MONROE AUTO PARTS                                                   1,682.95
MONROE CITY SHELTER WORK SHOP                                      19,633.35
MONROE TIRE & BATTERY                                                 789.32
MOTION INDUSTRIES, INC                                              6,310.59
MOYERS SERVICE CENTER &                                               439.45
MSC INDUSTRIAL SUPPLY CO.                                           2,909.67
MUNROE MATERIAL HANDLING                                              484.70
MVI, INC.                                                             820.57
NALCO COMPANY                                                       3,775.47
NATIONAL FILTER MEDIA CORP.                                           334.00
NATIONAL TOOL AND MFG. CO.                                             95.08
NEFF POWER INC.                                                     2,234.86
NEWARK INONE                                                          949.26
NORSK HYDRO CANADA INC                                            256,435.41
O.K. FASTENERS INC                                                  2,276.42
ONEOK ENERGY MARKETING COMPANY                                     65,902.62
PALMYRA BOARD OF PUBLIC WORKS                                      50,871.86
PAULO PRODUCTS CO.                                                    234.50
PDC LABORATORIES, IN                                                  345.00
PERRY MACHINE AND DIE INC.                                         65,665.04
PETE PARIS CHEVROLET, INC.                                             88.36
PHIL DINWIDDIE                                                         75.00
PIONEER INDUSTRIAL CORPORATION                                        176.28
PRECISION TOOL COMPANY                                                425.59
PRODUCTIVE TOOL PRODUCTS, INC.                                      3,389.34
PROFORMA                                                              838.20
PRUDENTIAL INSURANCE                                               12,813.61
PSYCHEMEDICS CORPORATION                                            2,033.50
PURCHASE PARTNERS                                                   3,672.00
QSR GROUP, INC.                                                     1,166.67
QST, INC.                                                           1,500.00
QUINCY FREIGHTLINER, INC.                                             650.00
QUINCY INDUSTRIAL PAINTING                                            640.00
QWEST COMMUNICATIONS                                                2,422.94
R & I MANUFACTURING                                                   496.27
R.L. HOENER COMPANY                                                    33.86
R.L. WEISHEIMER & ASSOC.                                              470.44
RADCO INDUSTRIES                                                    2,468.50
RADLEY CORPORATION                                                  2,625.00
RANDY PARN (employee)                                                 173.80
RAY McCURDY                                                            17.25
RAYMOND J. QUINLAND - LANDLORD                                      3,500.00
REIS ENVIRONMENTAL                                                    756.59
RELIABLE TERMITE & PEST CTRL.                                       1,741.60
REN POTTERFIELD TRUCKING, INC.                                        100.00
RES MANUFACTURING COMPANY                                          17,882.00
RIA GROUP                                                              68.86
RICHARD GREENE CO.                                                  1,258.49
RICHARDS ELECTRIC MOTOR CO.                                         1,265.16

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JANUARY 2005

                          VENDOR                             TOTAL DISBURSEMENTS
                          ------                             -------------------
RIMROCK                                                             1,456.32
ROBEY BUILDING SUPPLY, INC.                                           149.77
ROBOHAND, INC                                                         541.84
ROCHESTER TOOL & CUTTER                                               853.25
ROGER LIPP                                                             26.88
RON BURDITT                                                           116.20
RONNIE BERRY (employee)                                                45.00
ROTOLITE OF ST.LOUIS INC                                               98.38
RUDOLPH BROS & CO                                                   4,040.73
RUSTIC OAK CABIN RESTAURANT                                         5,859.21
SAFETY-KLEEN SYSTEMS                                                  715.58
SBC                                                                    90.07
SCHILLER'S                                                            171.75
SCOTT SPECIAL TOOLS, INC.                                           2,597.33
SCOTT WILLIAMS (employee)                                             625.43
SEALCRAFT, INC.                                                     1,470.00
SEARS COMMERCIAL ONE                                                   89.66
SHAMROCK FIRE EXTINGUISHER SVC                                      1,009.98
SHANNAHAN CRANE & HOIST, INC.                                         475.61
SHARP BROS. INC                                                     1,150.00
SHELLEY BUCKMAN (employee)                                             30.00
SHERYL HAYS (employee)                                                183.12
SHOT-END SUPPLY, INC.                                               1,059.00
SLIDEMATIC PRODUCTS COMPANY                                         3,770.71
SLOAN INDUSTRIES INC                                                2,565.00
SOUTHWESTERN BELL                                                   1,254.95
SPAN AMERICA, INC.                                                  1,235.11
SPAN de MEXICO                                                        350.00
SPARTAN LIGHT METAL                                                 3,291.90
SPECTRA COMMUNICATIONS GROUP                                          343.63
SPECTRO ALLOYS CORP                                               178,677.50
SPHERION CORPORATION                                                1,076.00
SPINCRAFT                                                             969.31
SRI                                                                   953.07
ST LOUIS HEARING & SPEECH (STILSON                                  3,930.00
ST. LOUIS TESTING LAB, INC.                                         1,025.00
STAFFMARK                                                             209.90
STERLING COMMERCE-NETWORK                                             315.81
STERLING, INC.                                                      1,166.99
STEWART REFRIGERATION                                                  96.85
STILSON PRODUCTS L.L.C.                                               106.09
STURGIS AUTOMATION, INC.                                              395.20
SUNNEN PRODUCTS COMPANY                                             2,130.11
SUNSOURCE                                                             222.08
TARGET ELECTRONIC SU                                                  385.35
TAYLOR IND SERVICES HPM DIV.                                           74.81
TECHMIRE USA                                                        1,011.00
TEMTRON, INC.                                                          99.67
TENNANT                                                               158.14
THE LAKE GAZETTE                                                       85.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JANUARY 2005

                          VENDOR                             TOTAL DISBURSEMENTS
                          ------                             -------------------
THE SU-DAN COMPANY                                                   1,434.41
THE WALLSTREET JOURNAL                                                 224.08
THOMAS L PANGBORN CONSTRUCTION                                       4,487.50
THREE BOND INTERNATIONAL INC.                                       10,504.00
TIC-MS, INC.                                                         5,658.00
TINNERMAN PALNUT ENGINEERED                                          8,571.01
TOM DEITZMAN (employee)                                                 45.00
TOOLING ASSOCIATES                                                     861.08
TOYOTA TSUSHO AMERICA INC                                           30,979.40
TPS INTERNATIONAL INC.                                                 706.84
TRANSMAN LOGISTICS                                                  58,875.22
TROY CONRAD                                                             29.87
TRUTH HARDWARE                                                       4,095.00
U.S. CELLULAR                                                        1,373.65
U.S. MAGNESIUM, LLC                                                497,953.33
U.S. POSTAL SERVICE                                                  1,200.00
UNISOURCE WORLDWIDE INC.                                            46,107.61
UNIVERSITY OF MO-COL                                                 3,000.00
VAC-U-MAX                                                              357.68
VICTORY PACKAGING                                                   15,062.25
VISI-TRAK WORLDWIDE, LLC                                               432.31
VONTHUN POWERWASHING                                                 4,050.00
WANDA BUNGER                                                            34.00
WESTHOFF                                                                38.59
WIESE PLANNING & ENGINEERING                                         6,724.34
WINK'S LAWN SERVICE                                                  2,711.00
WISE EL SANTO CO., INC.                                              1,760.69
                                                                -------------
                                                                $4,315,484.04

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT 1/31/05

MONROE - BANK RECONCILIATION

Bank Balance                                                         $        --

Actual Outstanding AP Checks                            270,972.78
Actual Outstanding Payroll Checks                       233,897.04
                                                        ----------
Total Outstanding Checks                                              504,869.82

Unadjusted GL Balance                                                 504,869.82
                                                                     -----------
Difference                                                           $        --
                                                                     ===========

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

   DATE      CHECK    OUTSTANDING
   ----      -----    -----------
 10/5/2004   337183    $    45.00
 11/5/2004   337674         35.76
 11/5/2004   337705          5.00
11/11/2004   337789        158.49
11/16/2004   337916        341.24
11/17/2004   337930        454.88
12/29/2004   338726        821.25
12/29/2004   338768      2,310.00
12/29/2004   338823      2,000.00
12/29/2004   338865      8,050.00
  1/6/2005   338925         33.57
 1/12/2005   338971      3,085.50
 1/14/2005   339057      1,500.00
 1/14/2005   339064      4,040.73
 1/21/2005   339116      3,070.37
 1/21/2005   339119        252.97
 1/21/2005   339123        161.40
 1/21/2005   339126        551.66
 1/21/2005   339133        245.43
 1/21/2005   339149         75.00
 1/21/2005   339158        317.07
 1/21/2005   339159      3,520.00
 1/21/2005   339161      1,175.10
 1/21/2005   339177        650.00
 1/21/2005   339179      2,412.71
 1/21/2005   339185         37.75
 1/21/2005   339186         12.75
 1/21/2005   339190      1,011.95
 1/21/2005   339195        157.11
 1/21/2005   339198        141.07
 1/21/2005   339203      1,388.19
 1/21/2005   339204        117.55
 1/21/2005   339209      2,828.54
 1/21/2005   339221      1,009.98
 1/21/2005   339223         30.00
 1/21/2005   339227         96.85
 1/21/2005   339228        106.09
 1/21/2005   339234        575.06
 1/24/2005   339242      1,701.84
 1/24/2005   339243      1,505.00
 1/24/2005   339245        104.92
 1/24/2005   339246        167.33
 1/24/2005   339247         55.04
 1/24/2005   339248        176.28
 1/25/2005   339254         90.93
 1/26/2005   339261        476.41
 1/26/2005   339263      3,538.25
 1/27/2005   339264      1,602.30
 1/27/2005   339265      2,654.58
 1/27/2005   339266      1,260.00
 1/28/2005   339271     38,040.00

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

  DATE      CHECK    OUTSTANDING
  ----      -----    -----------
 1/28/2005   339272    25,442.48
 1/28/2005   339273     1,730.30
 1/28/2005   339274     7,504.39
 1/28/2005   339276       297.00
 1/28/2005   339277     1,750.00
 1/28/2005   339278         4.79
 1/28/2005   339279     3,087.41
 1/28/2005   339280        57.01
 1/28/2005   339281       333.06
 1/28/2005   339282        44.00
 1/28/2005   339283       350.24
 1/28/2005   339284        98.25
 1/28/2005   339285       862.00
 1/28/2005   339286        98.67
 1/28/2005   339287       510.00
 1/28/2005   339288     1,342.34
 1/28/2005   339289     7,511.09
 1/28/2005   339290        29.01
 1/28/2005   339291        21.63
 1/28/2005   339292        30.00
 1/28/2005   339295        58.56
 1/28/2005   339296       268.38
 1/28/2005   339297     1,285.71
 1/28/2005   339298     4,274.00
 1/28/2005   339299       274.73
 1/28/2005   339300       154.23
 1/28/2005   339301        93.75
 1/28/2005   339302     1,270.00
 1/28/2005   339304     1,861.56
 1/28/2005   339305     3,458.25
 1/28/2005   339306     1,976.74
 1/28/2005   339307       429.75
 1/28/2005   339308     2,492.32
 1/28/2005   339309     5,149.84
 1/28/2005   339310     7,920.00
 1/28/2005   339312       415.46
 1/28/2005   339314       300.00
 1/28/2005   339315       194.90
 1/28/2005   339316     3,985.64
 1/28/2005   339317       285.00
 1/28/2005   339318        50.00
 1/28/2005   339319        75.00
 1/28/2005   339320     1,063.21
 1/28/2005   339321        32.16
 1/28/2005   339322     2,618.96
 1/28/2005   339323     4,895.85
 1/28/2005   339324     1,635.41
 1/28/2005   339325       776.22
 1/28/2005   339326       881.74
 1/28/2005   339327     1,128.54
 1/28/2005   339328       168.34

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

  DATE       CHECK    OUTSTANDING
  ----       -----    -----------
 1/28/2005   339329        75.00
 1/28/2005   339330        21.00
 1/28/2005   339331        21.00
 1/28/2005   339332       941.22
 1/28/2005   339333        75.00
 1/28/2005   339334        88.31
 1/28/2005   339335     2,040.19
 1/28/2005   339336     1,171.10
 1/28/2005   339337       974.40
 1/28/2005   339339       609.73
 1/28/2005   339341     1,600.00
 1/28/2005   339343        69.50
 1/28/2005   339344     9,497.65
 1/28/2005   339345        72.66
 1/28/2005   339346       129.75
 1/28/2005   339347       237.06
 1/28/2005   339349       865.87
 1/28/2005   339351       484.70
 1/28/2005   339352        67.95
 1/28/2005   339353        75.00
 1/28/2005   339354       334.00
 1/28/2005   339355       415.64
 1/28/2005   339356       234.50
 1/28/2005   339357       425.59
 1/28/2005   339358       560.80
 1/28/2005   339359     2,033.50
 1/28/2005   339360     1,166.67
 1/28/2005   339361       650.00
 1/28/2005   339362        33.86
 1/28/2005   339363       470.44
 1/28/2005   339364     2,468.50
 1/28/2005   339365     2,625.00
 1/28/2005   339367     3,500.00
 1/28/2005   339368        68.86
 1/28/2005   339369        43.53
 1/28/2005   339370       215.42
 1/28/2005   339371        64.74
 1/28/2005   339372       853.25
 1/28/2005   339373        45.00
 1/28/2005   339374       715.58
 1/28/2005   339375        58.01
 1/28/2005   339376       911.66
 1/28/2005   339378     1,470.00
 1/28/2005   339379        89.66
 1/28/2005   339380       217.94
 1/28/2005   339381     1,059.00
 1/28/2005   339382     1,254.95
 1/28/2005   339383       608.09
 1/28/2005   339384       350.00
 1/28/2005   339385       343.63
 1/28/2005   339386       430.40

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

  DATE      CHECK    OUTSTANDING
---------   ------   -----------
1/28/2005   339387        722.18
1/28/2005   339388      1,025.00
1/28/2005   339389        209.90
1/28/2005   339390        315.81
1/28/2005   339391          3.74
1/28/2005   339392        424.00
1/28/2005   339393         85.00
1/28/2005   339394         45.00
1/28/2005   339395        802.43
1/28/2005   339396      1,373.65
1/28/2005   339397      1,200.00
1/28/2005   339398      3,000.00
1/28/2005   339399         32.88
1/28/2005   339400      1,600.00
1/28/2005   339401      5,912.47
1/28/2005   339402        599.48
1/28/2005   339403        134.24
1/28/2005   339404        541.00
1/28/2005   339405        271.06
1/28/2005   339406        261.92
1/28/2005   339407        142.67
1/28/2005   339408        441.36
1/28/2005   339409        211.37
1/28/2005   339410         57.80
1/31/2005   339411      2,000.00
1/31/2005   339412      9,547.69
1/31/2005   339413      2,400.00

                     $270,972.78

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   DIVERSIFIED DIEMAKERS, INC.   Capacity:   ___   Shareholder
        Case Number:  04-67612                    ___   Officer
                                                  ___   Director
                                                  ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Diversified Diemakers, Inc.
                                                           Case Number: 04-67612

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER       POLICY PERIOD
--------------------   --------------   ---------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67600
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
GANTON TECHNOLOGIES, INC.                   )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                             YES  X           NO___
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                             YES  X           NO___
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                             YES  X           NO___
5.       All United States Trustee Quarterly fees have been paid and are current
                                             YES  X           NO___
6.       Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                             YES  X           NO___
I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: FEBRUARY 28, 2005             /s/ Robert E. Belts
                                     -------------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer  (248) 952-2500
                                     -----------------------  ------------------
                                     Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)





                                                            CASE #04-67600
                                                                GANTON
                                                             TECHNOLOGIES
                                                -----------------------------------------

                                                Current Month          Total Since Filing
                                                -------------          ------------------

 Net Sales                                         $  8,226                $ 27,591

Cost of Goods Sold
Materials and Freight                                 2,023                   6,955
Wages - Hourly                                        1,643                   6,298
Wages-Salary                                            512                   2,304
Employee Benefits and Pension                         1,516                   4,831
 Repairs & Maintenance                                   59                     466
Supplies                                                276                   1,434
Utilities                                               405                   1,503
Purchased Components/Services                           981                   3,505
Income(loss) from Pattern Sales                         217                    (471)
 Fixed Asset - (gain/loss)                               --                      --
 MIS Expense                                              8                      34
 Travel & Entertainment                                  11                      50
 Other Variable Costs                                    52                     587
 Depreciation & Amortization                            473                   1,044
 Other Allocated Fixed Costs                             --                      --
 Other Fixed Costs                                      235                     822
                                                   --------                --------
Cost of Goods Sold                                    8,411                  29,362

Gross Profit                                           (185)                 (1,771)

Plant SG&A Expense                                       23                      88
SG&A Expense - Allocation (Sched 1)                     168                     636
 Other Operating Expenses                                 5                  10,449
                                                   --------                --------
 Total Operating Expenses                               196                  11,173

 Operating Profit                                      (381)                (12,944)

 Outside Interest Income                                 --                      --
 Outside Interest (Expense)                              --                      --
 Intercompany Interest Income                            --                      --
 Intercompany Interest (Expense)                        (43)                   (279)
 Charges (From) Affiliates                               --                      --
 Charges To Affiliates                                   --                      --
Income/Loss From European Operations                     --                      --
 Other Income/(Expense)                                  --                      --
                                                   --------                --------
 Total Non-Operating Expenses                           (43)                   (279)

 Income Before Income Taxes                            (424)                (13,223)

 Income Tax Expense                                      13                      47

                                                   --------                --------
 Net Income                                        ($   437)               ($13,270)
                                                   ========                ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)




                                                                         January
                                                                        ---------

Officer Compensation                                                    $    189
Salary Expense other Employees                                             1,097
Employee Benefits and Pension                                                145
Payroll Taxes                                                                 96
Other Taxes                                                                    5
Rent and Lease Expense                                                       185
Interest Expense
Insurance                                                                     36
Automobile and Truck Expense                                                  11
Utilities(Gas Electric, Phone)                                                32
Depreciation                                                                  73
Travel and Entertainment                                                      58
Repairs and Maintenance                                                      111
Advertising/Promotion                                                          0
Supplies, Office Expense                                                      33

OTHER:
Contributions                                                                  0
Professional Fees - Audit/Tax                                                131
Bank Fees                                                                     24
Public Reporting Fees                                                         16
Employee Relocation/Training                                                   0
Data Processing                                                               20
Dues and Subscriptions                                                        20
Outside Services                                                             129
Project Development Costs net of Billings                                    133
Director Fees                                                                 25
Miscellaneous                                                                  5
Professional Fees - Bankruptcy                                              (157)
Cost Allocation - Out                                                       (244)
                                                                        --------
                                                                        $  2,174
                                                                        ========



Allocation:

Wagner Castings                                                              191
Northern Castings                                                             50
Ironton Iron                                                                   0
Lynchburg Foundry                                                            193
Columbus Foundry                                                             313
Wagner Havana                                                                  0
Intermet U.S. Holdings                                                       259
Cast-Matic Corp.                                                              82
Diversified Diemakers                                                        257
Ganton Technologies                                                          168
Tool Products                                                                137
Intermet Corporation                                                         524
                                                                        --------
Total                                                                   $  2,174
                                                                        ========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                                         CASE #04-67612
                                                                       -----------------
                                                                             GANTON
                                                                          TECHNOLOGIES
                                                                       -----------------

Cash And Equivalents                                                   $             197
Accounts Receivable                                                               12,669
Short-Term Intercompany Receivables                                                   25
Inventories                                                                        4,913
Other Current Assets                                                                 947
                                                                       -----------------
   TOTAL CURRENT ASSETS                                                           18,751

Land and Buildings                                                                12,390
 Machinery & Equipment                                                            41,813
 Construction In Progress                                                            841
                                                                       -----------------
 Total Fixed Assets                                                               55,044
 Accumulated Depreciation                                                        (34,716)
                                                                       -----------------
    NET FIXED ASSETS                                                              20,328

 Investment In Subsidiaries                                                            0
Investment In European Operations                                                      0
 Long-Term Intercompany Receivables                                                5,575
 Deferred Taxes, Long-Term Asset                                                       0
 Other Assets                                                                         46
                                                                       -----------------

    TOTAL ASSETS                                                                 $44,700
                                                                       =================


LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                       $           1,722
Wages and Salaries  (See schedule)                                                   501
Taxes Payable - (See schedule)                                                       658
                                                                       -----------------
  TOTAL POST PETITION LIABILITIES                                                  2,881

SECURED LIABILITIES:
SECURED BANK DEBT                                                                      0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                                  0
 Accrued Tax - State                                                                   7
 Accrued Property Taxes                                                                0
 Accrued Workers Comp.                                                             1,148
 Accrued Payroll                                                                       0
Accrued Payroll Taxes                                                                  0
                                                                       -----------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                         1,155

UNSECURED LIABILITIES
Accounts Payable                                                                   9,730
Senior & IDR Bonds                                                                     0
                                                                       -----------------
TOTAL UNSECURED LIABILITIES                                                        9,730

OTHER LIABILITIES
Accrued Liabilities                                                                4,400
Short-Term Intercompany Payables                                                     259
Capital Leases                                                                         0
 Retirement Benefits                                                               1,349
 Deferred Taxes - Long-Term Liability                                                  0
 Other Long-Term Liabilities                                                           0
 Long-Term Intercompany Payables                                                   2,775
 Minority Interest                                                                     0
                                                                       -----------------
 TOTAL LIABILITIES                                                                22,549

 Common Stock                                                                          0
 Capital In Excess Of Par Value                                                  160,000
Retained Earnings - Prepetition                                                 (124,579)
Retained Earnings - Post Petition                                                (13,270)
Equity In European Operations
 Accumulated Translation Adjustment                                                    0
 Minimum Pension Liability Adjustment                                                  0
 Unearned Restricted Stock                                                             0
                                                                       -----------------
TOTAL SHAREHOLDER EQUITY                                                          22,151
                                                                       -----------------

 TOTAL LIABILITIES AND EQUITY                                                    $44,700
                                                                       =================

PERIOD ENDED: 1-31-05     GANTON TECHNOLOGIES (PULASKI)           CASE #04-67600


                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                                      Balance                                                            Balance
                                                       as of              Accrued /                 Payments /            as of
                                                    12/31/2004            Withheld                  Deposits           1/31/2005
                                            --------------------------------------------------------------------------------------
Income tax withheld: Federal                          ($4,225)            ($48,425)                 $51,490               ($1,160)
Income tax withheld: State                                  0                 (352)                     352                     0
Income tax withheld: Local                                  0                    0                        0                     0
FICA Withheld                                          (3,733)             (33,422)                  36,181                  (973)
Employers FICA                                         (3,733)             (33,422)                  36,181                  (973)
Unemployment Tax: Federal                                (390)              (3,458)                   3,747                  (102)
Unemployment Tax: State                                (3,240)             (29,090)                  31,504                  (827)
All Other Payroll W/H                                       0                    0                        0                     0

State Taxes: Inc./Sales/Use/Excise                     (6,000)              (6,000)                       0               (12,000)
Property Taxes                                         (8,466)              (7,800)                  10,652                (5,613)

Workers Compensation                                   (9,833)                   0                        0                (9,833)
                                            --------------------------------------------------------------------------------------

Total                                                ($39,619)           ($161,969)                $170,107              ($31,481)

Wages and Salaries                                    (49,852)            (468,545)                 429,615               (88,783)
                                            --------------------------------------------------------------------------------------

Grand Total                                          ($89,471)           ($630,515)                $599,722             ($120,264)
                                            ======================================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable


Age in Days (Post Petition)                          Total               0-30 Days               30-60 Days          Over 60 Days
Accounts Payable                                   $  572,518           $  386,250                 $ 24,892            $  161,376
Accounts Receivable                                $3,735,267           $2,006,166                 $318,888            $1,410,213




PERIOD ENDED: 1/31/05          GANTON TECHNOLOGIES (RACINE)       CASE #04-67600


                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                     Balance                                                            Balance
                                                      as of               Accrued /              Payments /               as of
                                                   12/31/2004              Withheld               Deposits              1/31/2005
                                               -----------------------------------------------------------------------------------

Income tax withheld: Federal                              $0             ($163,216)               $163,216                    $0
Income tax withheld: State                                 0              (100,075)                100,075                     0
Income tax withheld: Local                                 0                     0                       0                     0
FICA Withheld                                              0              (115,988)                115,988                     0
Employers FICA                                             0                     0                       0                     0
Unemployment Tax: Federal                                  0                     0                       0                     0
Unemployment Tax: State                                    0                     0                       0                     0
All Other Payroll W/H                                      0                     0                       0                     0

State Taxes: Inc./Sales/Use/Excise                     4,927                (7,000)                      0                (2,073)
Property Taxes                                       (37,503)              (12,501)                 37,673               (12,331)

Workers Compensation                                (511,786)             (100,000)                      0              (611,786)
                                               -----------------------------------------------------------------------------------

Total                                              ($544,362)            ($498,780)               $416,952             ($626,190)

Wages and Salaries                                  (135,693)             (392,307)                115,731              (412,269)
                                               -----------------------------------------------------------------------------------

Grand Total                                        ($680,055)            ($891,087)               $532,683           ($1,038,459)
                                               ===================================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable


Age in Days (Post Petition)                         Total                0-30 Days              30-60 Days           Over 60 Days
Accounts Payable                                  $1,149,606            $  870,381                $ 72,710             $  206,515
Accounts Receivable                               $9,627,199            $7,613,227                $544,089             $1,469,882




INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005


                                                                               MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                                            CASE # 04-67600
                                                                            GANTON TECHNOLOGIES (PULASKI)
                                          ------------------------------------------------------------------------------------------
              ACCOUNT TYPE                 LOCKBOX 673017     LOCKBOX 77165           AP                PR                   TOTAL
               ACCOUNT #                       1851811388         644113482       2176982953         2176983100
                  BANK                     Comerica           Bank One            Comerica          Comerica
 BEGINNING BANK BALANCE                                 -                 -                 -                  -                 -
 RECEIPTS                                         362,842            83,704                 -                  0           446,546
 TRANSFERS IN (CORPORATE)                               -                 -           454,058            415,452           869,510
 DIP INFLOW                                             -                 -                 -                  -                 -
 DISBURSEMENTS                                          -                 -          (454,058)          (415,452)         (869,510)
 TRANSFERS OUT (CORPORATE)                       (362,842)          (83,704)                -                  -          (446,545)
 DIP REPAYMENT                                          -                 -                 -                  -                 -
                                          ------------------------------------------------------------------------------------------
 ENDING BANK BALANCE                                    -                 -                 -                  -             (0.00)

 WIRES PAID FOR BY CORPORATE                                                          778,045                              778,045
 CHECKS ISSUED                                                                        451,325
                                                                                  -----------
 TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                     $ 1,229,371
                                                                                  ===========


 OUTSTANDING CHECKS AS OF DECEMBER 31                                                  76,093
 VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                                           (2,750)
 CHECKS ISSUED IN JANUARY                                                             451,325
 CHECK CLEARED IN JANUARY                                                            (454,058)
                                                                                  -----------
 OUTSTANDING CHECKS AS OF JANUARY 31 (SEE OUTSTANDING CHECKLIST)                  $    70,610
                                                                                  ===========

GANTON TECHNOLOGIES, INC. (PULASKI)                    CASE NO. 04-67600
CASH DISBURSEMENTS
JANUARY 2005

                        VENDOR                               TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
A-1 HEATING & COOLING INC                                    $            883.15
ACOM SOLUTIONS INC.                                                       235.00
ADAMS MACHINERY MOVERS,                                                 1,470.00
ADVANCE PRODUCTS                                                          984.07
AH ASSOCIATES                                                           1,200.00
Ainku Sivaainkaran                                                         82.85
AIR DRAULICS ENGINEERING                                                   99.69
AIRGAS SOUTH (BOC GASES)                                                3,621.76
AL CAST COMPANY                                                        70,414.50
ALABAMA CHILD SUPPORT                                                     335.00
ALUMINUM RESOURCES INC.                                               277,897.10
AMERICAN QUALITY                                                        4,327.75
ATCO INDUSTRIES, INC.                                                  12,434.00
AUTOMATIC DATA PROCESSING                                               2,000.76
AUTOMATION CENTER                                                         738.07
AVAYA INC.                                                                295.78
BADGER METAL                                                            1,054.00
BAGWELL OFF.SYSTEMS, INC.                                                 987.02
BAILEY COMPANY                                                          2,660.02
BANK OF FRANKEWING                                                        661.00
BELL SOUTH                                                              1,063.72
BELLSOUTH PUBLIC COMMUN.                                                       -
BELLWRIGHT INDUSTRIES                                                  26,026.00
BG & R COMPANY                                                            814.80
BROOKS AUTO SERVICE                                                       123.37
BROWNING-FERRIS IND                                                       804.23
C KENNETH STILL  TRUSTEE                                                  425.00
C3 INTERNATIONAL, LLC                                                     248.54
Carrie Smith                                                            9,300.00
CENTRAL CHILD SUPPORT                                                   4,405.80
CHILES OIL INC.                                                         1,170.20
Chris Douthit                                                           5,718.50
CHURCH AUTO PARTS CORP.                                                   535.78
CINDY WATSON                                                              412.14
CINTAS CORPORATION                                                      4,533.51
CITY OF PULASKI,                                                          305.00
COLE-PARMER INSTRUMENT CO                                                  94.00
CONTACTS METALS WELDING,                                                3,017.80
DIE-TECH WIRE TOOL INC                                                 31,000.00
EDUCATION DIRECT                                                          427.35
EDWARDS XPRESS INC.                                                     3,211.50
EMPIRE CNC SERVICES                                                    11,352.78
Expedite Services                                                         360.80
FIRST NATIONAL BANK                                                     9,939.63
Forklift Systems                                                        1,104.00


GANTON TECHNOLOGIES, INC. (PULASKI)                    CASE NO. 04-67600
CASH DISBURSEMENTS
JANUARY 2005

                        VENDOR                               TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
GENERAL SUPPLY CORP.                                                    3,553.73
GIBSON'S GLASS & MIRROR                                                   130.00
Global Exchange Services                                                   59.02
HENRY E. HILDEBRAND, III                                                2,850.00
Hidden Valley                                                             593.00
HOLLEY'S PRINTING                                                         405.15
IMCO RECYCLING                                                         72,600.00
INDUSTRIAL REPAIR SERVICE                                               1,109.49
J & K INDUSTRIAL SUPPLY                                                 1,741.77
J&J/INGAS PROPANE                                                       1,070.00
Jefferson Pilot Financial                                                 920.55
JM FOREST PRODUCTS, LLC                                                 2,711.49
JOHN-MICHAELS ENTERPRISES                                               2,227.75
JUDY G CALLAHAN, CLERK                                                    180.66
Kempster, Keller and                                                      750.00
LAKESIDE MANUFACTURING CO                                              21,878.33
LANDAUER                                                                  216.64
LEWISBURG RUBBER AND                                                    1,360.46
Lin Roe Services, Inc.                                                  1,250.00
Linda Tomlin                                                              171.14
LOWELL GLOSSUP                                                             32.00
M.G. ELECTRONIC EQUIPMENT                                                 164.65
MAGID GLOVE/EQUITY IND.                                                   500.42
MAGNA-TECH SE.                                                          1,233.22
Marc Lowe                                                                  91.06
Mark Little                                                               354.66
MCMASTER-CARR SUPPLY CO.                                                  460.91
METOKOTE                                                                2,260.50
METOKOTE CORPORATION                                                    7,170.28
MICHAEL COLLINS                                                            65.13
MICHIGAN MILL SUPPLY                                                      121.49
MID-SOUTH METALLURGICAL,                                                   88.55
MIRSA                                                                  18,604.88
MR. ROOTER                                                                464.31
Niel Barnhart                                                              87.50
PACKAGING FULFILLMENT                                                   5,201.09
PEREZ SERVICES INC.                                                    11,568.12
PHYSICIANS AND SURGEONS                                                   143.00
PIONEER METAL FINISHING                                                 1,655.29
POSTMASTER                                                                111.00
PRECISION MACHINERY                                                    19,781.21
PROCLEAN SUPPLIES & SERV.                                                 418.02
PULASKI ELECTRIC, WATER                                               136,825.21
PULASKI LUMBER COMPANY                                                     31.89
PUTNAM INVESTMENTS-                                                    11,980.38
QUAD STEEL CORPORATION                                                  3,900.00

GANTON TECHNOLOGIES, INC. (PULASKI)                    CASE NO. 04-67600
CASH DISBURSEMENTS
JANUARY 2005

                        VENDOR                               TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------
RANDSTAD                                                                7,864.47
REFRACTORY ENGINEERS INC                                                1,578.09
RIVERSBURG WELDING CO                                                   2,123.21
ROBERT HERR                                                               133.50
SAFETY-KLEEN SYSTEMS,INC.                                               1,320.34
SHELIA HOLLOWAY                                                           215.00
SPARTAN WOOD PRODUCTS                                                     586.00
SPECTRO ALLOYS CORP                                                   277,925.20
Sprint                                                                  1,045.27
SRI                                                                     4,995.00
STEPHANIE WALTERS                                                         702.90
STERICYCLE INC.                                                            13.75
STUART C. IRBY COMPANY                                                  1,068.27
TAMMY KAY BOWEN                                                           357.55
TECHNICRAFT, INC.                                                         375.00
TENNESSEE VALLEY RECYCLING                                                     -
TIM GEIGER                                                                 54.68
TRANSMAN                                                               77,745.15
TREASURER, STATE OF TENN                                                1,686.25
VEKTEK, INC.                                                              530.40
VERIZON WIRELESS                                                           78.54
WATSON'S OFFICE SUPPLIES                                                3,174.53
WINSTON UPCHURCH                                                           66.25
YOUNG MOVING & STORAGE                                                  7,195.21
ZEP MANUFACTURING CO.                                                     666.27
                                                                  --------------

                                                                  $ 1,229,370.75


GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 1/31/05


PULASKI - BANK RECONCILIATION

Bank Balance                                                    $              -

Actual Outstanding Checks                        70,610.47
Total PR Outstanding Checks                      48,281.93
                                               ------------
Total Outstanding Checks                                              118,892.40

Unadjusted GL Balance                                                 118,892.40
                                                                ----------------

Difference                                                      $              -
                                                                ================

PULASKI
OUTSTANDING CHECKS
CASE NO. 04-67600

                              DATE                   CHECK              OUTSTANDING
                            11/11/2004               12952           $    770.00
                            11/30/2004               13078              1,956.50
                            12/29/2004               13282              1,574.59
                             1/17/2005               13380                248.54
                             1/19/2005               13411              4,327.75
                             1/19/2005               13415              3,300.00
                             1/19/2005               13418              2,957.03
                             1/19/2005               13417                406.20
                             1/19/2005               13422                370.00
                             1/19/2005               13424                302.02
                             1/19/2005               13423                133.50
                             1/19/2005               13410                 87.58
                             1/20/2005               13452              9,156.81
                             1/20/2005               13440              4,472.38
                             1/20/2005               13453              2,881.12
                             1/20/2005               13449              1,857.75
                             1/20/2005               13426                852.84
                             1/20/2005               13433                804.23
                             1/20/2005               13444                216.64
                             1/20/2005               13454                 11.93
                             1/25/2005               13468                530.40
                             1/25/2005               13462                305.00
                             1/25/2005               13463                 94.00
                             1/25/2005               13466                 87.50
                             1/27/2005               13491              7,409.76
                             1/27/2005               13480              5,919.83
                             1/27/2005               13485              4,787.01
                             1/27/2005               13478              2,479.47
                             1/27/2005               13471              1,608.41
                             1/27/2005               13492              1,578.09
                             1/27/2005               13493              1,332.64
                             1/27/2005               13490              1,019.13
                             1/27/2005               13484                987.00
                             1/27/2005               13494                928.01
                             1/27/2005               13475                897.62
                             1/27/2005               13479                774.41
                             1/27/2005               13477                742.50
                             1/27/2005               13487                687.63
                             1/27/2005               13498                590.00
                             1/27/2005               13472                449.63
                             1/27/2005               13473                234.00
                             1/27/2005               13476                 91.10
                             1/27/2005               13481                 90.33
                             1/27/2005               13496                 85.00
                             1/27/2005               13500                 78.54
                             1/27/2005               13474                 69.05
                             1/27/2005               13482                 67.00

                                                                     $ 70,610.47

Intermet Corporation and Subsidiaries                    Period Ended 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                          CASE # 04-67600
                                                                     GANTON TECHNOLOGIES (RACINE)
                                 ---------------------------------------------------------------------------------------------------
        ACCOUNT TYPE             LOCKBOX 673025    DEPOSIT           AP       PR (HOURLY)   PR (SALARY)   GROUP HEALTH      TOTAL
         ACCOUNT #               1851812055      5800062522     2176982961    2176983118    2176982839    2176982862
            BANK                 Comerica          Lasalle       Comerica       Comerica      Comerica    Comerica
 BEGINNING BANK BALANCE                     -      148,411              -             -             -             -        148,411
 RECEIPTS                           3,736,964      473,551              -           352             -             -      4,210,867
 TRANSFERS IN (CORPORATE)                   -            -        850,000     1,333,670       159,324        10,577      2,353,571
 DIP INFLOW                                 -            -              -             -             -             -              -
 DISBURSEMENTS                              -            -       (850,000)   (1,334,022)     (159,324)      (10,577)    (2,353,924)
 TRANSFERS OUT (CORPORATE)         (3,736,964)    (462,285)             -             -             -             -     (4,199,249)
 DIP REPAYMENT                              -            -              -             -             -             -              -
                                 ---------------------------------------------------------------------------------------------------
 ENDING BANK BALANCE                        -      159,676              -             -             -             -        159,676

 WIRES PAID FOR BY CORPORATE                                     2,472,967      191,757                                  2,664,725
 CHECKS ISSUED                                                   1,250,499
                                                             -------------

 TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
    RECONCILIATION)                                          $   3,723,466
                                                             =============


 OUTSTANDING CHECKS AS OF DECEMBER 31                              148,258
 VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                        (2,758)
 CHECKS ISSUED IN JANUARY                                        1,250,499
 CHECK CLEARED IN JANUARY                                         (850,000)
                                                             -------------

 OUTSTANDING CHECKS AS OF JANUARY 31 (SEE OUTSTANDING
   CHECKLIST)                                                $     545,999
                                                             =============

GANTON TECHNOLOGIES, INC. (RACINE)             CASE NO. 04-67600
CASH DISBURSEMENTS
JANUARY 2005

                    VENDOR                 TOTAL DISBURSEMENTS
--------------------------------------------------------------
AA ELECTRIC                                $          2,360.88
ACCOUNTEMPS                                          21,759.11
ADA METAL PRODUCTS                                    3,264.00
ADT SECURITY SYSTEMS                                    959.90
ADVANCE HYDRAULICS I                                     36.74
AL PETERSEN                                           1,073.18
ALL FASTENERS, INC.                                     153.65
ALLTHERM SERVICES IN                                  1,800.00
ALUMINUM RESOURCES I                                 15,593.10
ALVAN MOTOR FREIGHT, INC.                                85.33
AMERICAN CHEMICAL                                       717.20
AMERICAN CITIZEN                                      6,500.00
AMERICAN ENTERPRISE                                  10,983.14
AMERICAN GENERAL FINANCE                                133.86
AMERICAN INDUSTRIAL                                   4,522.30
AMERICREDIT FINANCIAL                                   400.00
AMERIGAS - FRANKSVIL                                  3,000.00
AMPLE SUPPLY                                             96.00
ANNETTE M HEATH                                       2,392.92
AT&T-UNIVERSAL BILLE                                    624.58
AUTOMATIC DATA PROCE                                  5,921.64
BATTERIES PLUS                                           27.30
BEST ENGINEERING CO.                                  3,998.39
BOBBY RODGERS                                           724.83
BODYCOTE THERMAL                                         70.00
BOSTON MUTUAL LIFE                                    3,692.00
BOULEVARD PROPERTIES LLC                                821.25
BRAAS/WISCONSIN, INC                                  2,806.00
BTL PALLET CORP                                       2,490.40
BUELL AUTOMATICS INC                                  8,646.10
BULK LIFT INTERNATIO                                    449.60
CAMCAR DIVISON OF TE                                  6,310.00
CAMCAR TEXTRON                                        2,603.34
CDW COMPUTER CENTERS INC                                198.95
CHAPTER 13 TRUSTEE                                    3,904.00
CHEMENCE INC.                                           383.76
CHEMTOOL INCORPORATE                                 43,921.60
CINCINNATI TEST                                         820.40
CITI FINANCIAL                                          260.00
CLIFF SOPER CO. INC.                                    801.00
CO-OPERATIVE CREDIT UNION                            57,052.60
CREATIVE FOAM CORPOR                                  2,551.36
CULLIGAN WATER SYSTEMS                                  165.54
CURT PAPE                                                40.91
DANA CORPORATION                                    431,015.70

GANTON TECHNOLOGIES, INC. (RACINE)             CASE NO. 04-67600
CASH DISBURSEMENTS
JANUARY 2005


                    VENDOR                 TOTAL DISBURSEMENTS
--------------------------------------------------------------
DARREN RUGH                                             253.84
DAYTON FREIGHT                                          784.10
DENTALBLUE                                            6,580.00
DEPARTMENT OF CORRECTIONS                               200.00
DIRECT DENTAL SERVICE                                26,101.20
DONNA GERARDIN                                        2,028.96
EAST RACINE PET                                       2,200.00
EASTERDAY OFFICE                                        840.00
EFD                                                      61.41
EXECUTIVE CONSULTING INC.                             4,673.33
EYE CARE OF WISCONSIN INC                               706.16
FELIZ SERVANTEZ                                         160.00
FET                                                     140.00
FIBERGLASS TECHNOLOG                                    491.00
FIVE STAR SERVICE                                       404.64
FORD CREDIT                                             911.02
FOREST CITY TECHNOLO                                    825.00
FRED SANDERS                                          1,302.84
FREUDENBERG-NOK                                      57,570.79
G.E. CAPITAL CORPORA                                 63,515.00
G.W. SMITH & SONS, I                                  5,631.06
GARY SAUER                                               45.27
GENERAL INDUSTRIAL S                                    313.86
GENERAL RUBBER CO.                                      160.57
GLOBAL EXCHANGE SERV                                     70.84
GORDON FLESCH CO., I                                  3,538.47
GREAT LAKES RUBBER A                                    325.00
GROUP ADMINISTRATORS LTD                                305.00
GS HYSDRAULIC                                           207.00
GWEN PFEIFER                                             19.43
HIGH RELIABILITY SYS                                    204.95
HILDRETH MANUFACTURI                                  5,111.00
HONEY ACRES                                             172.50
HYDRAULIC SERVICE OF                                  4,825.00
IBM CREDIT CORPORATION                                1,174.18
IDEALEASE OF SOUTHEA                                  1,547.04
IDRAPRINCE INCORPORA                                  1,245.00
IMCO RECYCLING                                    1,317,540.00
INDUSTRIAL ASSOCIATE                                    770.00
INGERSOLL MACHINE TO                                 97,178.76
IN-PLACE MACHINING                                    4,200.00
INTEGRATED LOGISTICS                                  2,485.68
INTERNAL REVENUE SERVICE                                100.00
J.M. JUDE ASSOCIATES                                     33.80
JACOBSON MFG. LLC                                     8,388.00
JAMES D. KIELIS                                         850.00

GANTON TECHNOLOGIES, INC. (RACINE)             CASE NO. 04-67600
CASH DISBURSEMENTS
JANUARY 2005

                    VENDOR                 TOTAL DISBURSEMENTS
--------------------------------------------------------------
JEFFERSON PILOT FINANCIAL                             1,796.05
JOE COCKING                                             213.77
KANO LABORATORIES                                        78.00
KAZTEX ENERGY MANAGE                                206,515.24
KINETIC TOOLS                                           337.25
KLIEN DICKERT GLASS                                   5,655.00
KOMAR SCREW CORP.                                     2,823.66
KRANZ INC.                                               96.86
KRISTIANSEN ENTERPRI                                  2,738.76
L & S ELECTRIC INC                                      753.00
L I N A                                                   6.00
LASALLE NATL LEASING                                 69,544.93
LIBRA INDUSTRIES, IN                                  1,815.48
M&I TRUST                                            34,459.19
MACHINERY & FACTORY                                     629.20
MARSHALL & ILSLEY TRUST                                 408.95
MCJUNKIN CORPORATION                                    745.50
MECHANICAL ASSOCIATE                                    400.00
MEREDITH'S CULLIGAN                                     165.91
MERWIN STOLTZ CO                                     18,682.68
METAL WORLD, INC.                                       947.38
MIDWEST AIR PARTS                                     1,036.40
MIGUEL MEDINA                                         5,867.15
MILWAUKEE AREA TECHNICAL                              3,427.94
MINIATURE PRECISION                                  17,190.00
MISDU                                                   260.00
MISSISSIPPI DEPT. OF                                    104.28
MODULAR PIPING SUPPL                                    204.00
MOLTEN METAL EQUIPME                                 16,164.01
MOTION INDUSTRIES, I                                  9,257.44
MOUNT PLEASANT SEWER                                  3,998.03
MSC INDUSTRIAL SUPPL                                  6,741.04
NATIONAL CASH ADVANCE                                   361.25
NELSON ELECTRIC SUPP                                   (610.31)
NORMAN EQUIPMENT CO.                                    234.48
NSK CORPORATION                                      14,445.00
OHIO SCREW PRODUCTS                                  14,661.59
PARKER HANNIFIN CORP                                 33,982.59
PENSKE TRUCK LEASING                                    814.39
POTTINGER STEEL WORK                                    342.00
PRAXAIR DISTRIBUTION                                     16.84
PRICE ENGINEERING CO                                     83.52
PUTNAM INVESTMENTS-                                   7,555.60
PYROTEK, INC.                                           553.94
QSR GROUP INC.                                       13,750.00
QUADRA                                               75,180.20

GANTON TECHNOLOGIES, INC. (RACINE)             CASE NO. 04-67600
CASH DISBURSEMENTS
JANUARY 2005


                    VENDOR                 TOTAL DISBURSEMENTS
--------------------------------------------------------------
RACINE WATER AND                                      2,401.38
RAMON AYALA DEL                                       2,910.02
RAUSCH STURM ISRAEL                                       6.59
REFRACTORY SERVICE                                   83,611.90
RES MANUFACTURING                                    59,616.56
RITTER ENGINEERING C                                     80.32
SNAP-ON TOOLS                                            69.10
SNYDER PLASTICS INC.                                    536.40
SPECTRO ALLOYS CORP                                 206,645.40
STURTEVANT WATER & S                                 15,582.36
SUMITOMO ELECTRIC CA                                  3,857.75
SUPERIOR DIE SET COR                                    904.13
TOOL SERVICE CORPORA                                  1,339.62
TRANSMAN LOGISTICS                                   16,697.46
TRELLEBORG AUTOMOTIV                                115,920.00
TWIN CITY OPTICAL                                       186.15
U.S. CELLULAR                                         2,010.37
U.S. FILTER CORP                                      4,306.65
UAW LOCAL 627                                        14,769.96
UAW V-CAP                                               143.00
ULINE                                                33,148.09
UNITED LEASING ASSOC                                    328.14
UNITED WAY                                               50.00
US DEPT OF EDUCATION                                    721.67
USA PAYDAY LOAN                                          49.17
USON LP                                               3,715.00
VILLAGE OF STURTEVANT                                79,101.72
W.W. GRAINGER INC.                                      869.37
WE ENERGIES                                         151,749.93
WI SCTF                                              30,447.49
WILLIAM KNECHT                                           81.48
WISC. LIFTING SPECIA                                     56.60
WISCONSIN CONTR                                         125.00
WISCONSIN DEPT OF REVENUE                             1,245.79
WISCONSIN EMERGENCY                                     150.00
WISCONSIN LIFT TRUCK                                 11,093.75
WOLTER INVESTMENT CO                                  7,825.61
WOODLAND HILLS                                       12,830.00
WYNN LAW OFFICE                                          50.00
YASKAWA ELECTRIC                                        774.00
Z&Z MACHINE PRO                                         700.00
                                           -------------------

                                           $      3,723,466.38

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 1/31/05

RACINE - BANK RECONCILIATION

Bank Balance                               $                 -

Actual Outstanding Checks                           545,999.48

Unadjusted GL Balance                               545,999.48
                                           -------------------

Difference                                 $                 -
                                           ===================

RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

          DATE                   CHECK           OUTSTANDING
        11/16/2004               40708     $          2,353.21
         12/6/2004               40990                2,748.00
         12/8/2004               41015                  112.61
        12/16/2004               41123                   69.99
        12/21/2004               41157                  254.01
        12/21/2004               41191                  350.00
        12/22/2004               41247                   24.46
        12/23/2004               41255                8,564.76
          1/4/2005               41299                  491.00
          1/5/2005               41317                4,998.52
         1/11/2005               41361                4,825.00
         1/11/2005               41376                1,302.84
         1/12/2005               41381                  208.00
         1/13/2005               41409                   70.00
         1/13/2005               41423                2,028.96
         1/14/2005               41428                  967.68
         1/17/2005               41436                  656.47
         1/17/2005               41439                  774.00
         1/18/2005               41442                6,925.27
         1/19/2005               41467                  929.00
         1/19/2005               41468                  337.25
         1/19/2005               41475                  125.00
         1/20/2005               41481                  449.60
         1/20/2005               41496                   10.24
         1/20/2005               41498                1,440.00
         1/20/2005               41499                   26.07
         1/20/2005               41512                   31.20
         1/20/2005               41522                1,337.28
         1/24/2005               41525                3,228.20
         1/24/2005               41528                  811.05
         1/24/2005               41530                  165.54
         1/24/2005               41532               29,936.00
         1/24/2005               41533                  172.50
         1/24/2005               41536                  123.00
         1/24/2005               41538                  985.65
         1/24/2005               41540                5,778.00
         1/24/2005               41542                   69.10
         1/24/2005               41543                1,257.04
         1/24/2005               41546                2,010.37
         1/24/2005               41547                  433.94
         1/24/2005               41548                7,825.61
         1/25/2005               41550                5,940.90
         1/25/2005               41551                  140.23
         1/25/2005               41552                  383.76
         1/25/2005               41553               16,736.25
         1/25/2005               41554                   61.41
         1/25/2005               41559                2,331.64
         1/25/2005               41562                  179.00
         1/25/2005               41564                5,455.62
         1/25/2005               41565                   19.43
         1/26/2005               41568                   44.62
         1/26/2005               41569                  100.00
         1/26/2005               41570                  644.95
         1/26/2005               41571                  624.58
         1/26/2005               41572                1,628.36
         1/26/2005               41573                3,692.00
         1/26/2005               41574                   65.00
         1/26/2005               41575               14,466.51
         1/26/2005               41576                   50.00
         1/26/2005               41577                1,200.00
         1/26/2005               41578                3,072.05
         1/26/2005               41579                  706.16


RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

          DATE                   CHECK             OUTSTANDING
         1/26/2005               41580                   65.00
         1/26/2005               41581                   70.84
         1/26/2005               41582                3,538.47
         1/26/2005               41583                  204.95
         1/26/2005               41584                1,547.04
         1/26/2005               41585                   25.00
         1/26/2005               41586                  758.05
         1/26/2005               41587                1,038.00
         1/26/2005               41588                  982.00
         1/26/2005               41589                   13.48
         1/26/2005               41590                7,555.60
         1/26/2005               41591                9,244.40
         1/26/2005               41592                  408.95
         1/26/2005               41593                   26.07
         1/26/2005               41594                  125.71
         1/26/2005               41595                  189.00
         1/26/2005               41596                  674.36
         1/26/2005               41597                7,456.09
         1/26/2005               41598                   40.00
         1/26/2005               41599                6,310.00
         1/26/2005               41600                  186.15
         1/26/2005               41602                  143.00
         1/26/2005               41603                  205.68
         1/26/2005               41604               79,101.72
         1/26/2005               41605                  353.49
         1/26/2005               41606                   25.00
         1/27/2005               41608              206,515.24
         1/27/2005               41611                1,055.64
         1/31/2005               41613                1,632.00
         1/31/2005               41614                3,686.42
         1/31/2005               41615                   36.74
         1/31/2005               41616                   96.00
         1/31/2005               41617                1,500.00
         1/31/2005               41618                2,490.40
         1/31/2005               41619                1,841.25
         1/31/2005               41620                  867.78
         1/31/2005               41621                   39.30
         1/31/2005               41622                  770.00
         1/31/2005               41623               18,555.40
         1/31/2005               41624                  600.00
         1/31/2005               41625                  234.48
         1/31/2005               41626                1,850.00
         1/31/2005               41627               30,361.00
         1/31/2005               41628                  328.14
         1/31/2005               41629                  102.75
         1/31/2005               41630                  400.00

                                           $        545,999.48

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

         The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    GANTON TECHNOLOGIES, INC.    Capacity:    ___      Shareholder
         Case Number:  04-67600                    ___      Officer
                                                   ___      Director
                                                   ___      Insider
MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.


CURRENT COMPENSATION PAID:             Weekly         or        Monthly

                                       _______                  _______

CURRENT BENEFITS PAID:                 Weekly         or        Monthly

                  Health Insurance     _______                  _______

                  Life Insurance       _______                  _______

                  Retirement           _______                  _______

                  Company Vehicle      _______                   _______

                  Entertainment        _______                  _______

                  Travel               _______                  _______

                  Other Benefits       _______                  _______

                  Total Benefits       _______                  _______

CURRENT OTHER BENEFITS PAID:           Weekly         or        Monthly

                  Rent Paid            _______                  _______

                  Loans                _______                  _______

                  Other (Describe)     _______                  _______

                  Other (Describe)     _______                  _______

                  Other (Describe)     _______                  _______


                  Total Other Payments _______                  _______


CURRENT TOTAL OF ALL PAYMENTS:         Weekly         or        Monthly

                                       _______                  $0


Dated: FEBRUARY 28, 2005            ___________________________________________
                                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER


                                                                          Form 6

                                                             Ganton Technologies
                                                           Case Number: 04-67600

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance



INSURANCE TYPE                     CARRIER                     POLICY PERIOD
--------------                     -------                     -------------

Property                           Lloyds                      11/1/04-11/1/05
Boiler/Machine                     Hartford                    11/1/04-11/1/05
Cargo                              Fireman's Fund              11/1/04-11/1/05
Truck Cargo                        Fireman's Fund              11/1/04-11/1/05

Aviation                           USAIG                       11/1/04-11/1/05

Fiduciary                          St. Paul                    11/1/04-11/1/05

Primary D&O                        St. Paul                    11/1/04-11/1/05
Excess D&O                         Chubb                       11/1/04-11/1/05
Excess D&O                         Platte River                11/1/04-11/1/05

Crime                              AIG                         12/1/04-12/1/05

General Liability                  ACE                         12/22/04-12/22/05
Umbrella                           National Union              12/22/04-12/22/05

Workers' Comp                      ACE                         12/22/04-6/22/05
Excess Workers' Comp               ACE                         12/22/04-12/22/05

Auto                               ACE                         12/22/04-12/22/05

Foreign (DIC)                      ACE                         12/22/04-12/22/05







Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67601
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
INTERMET HOLDING COMPANY            )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)
                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                        CASE # 04-67601
                                                           INTERMET
                                                          HOLDING CO.
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
Net Sales                                          $ 0                $ 0

Cost of Goods Sold

Materials and Freight                               --                 --
Wages - Hourly                                      --                 --
Wages-Salary                                        --                 --
Employee Benefits and Pension                       --                 --
   Repairs & Maintenance                            --                 --
Supplies                                            --                 --
Utilities                                           --                 --
Purchased Components/Services                       --                 --
Income(loss) from Pattern Sales                     --                 --
   Fixed Asset - (gain/loss)                        --                 --
   MIS Expense                                      --                 --
   Travel & Entertainment                           --                 --
   Other Variable Costs                             --                 --
   Depreciation & Amortization                      --                 --
   Other Allocated Fixed Costs                      --                 --
   Other Fixed Costs                                --                 --
                                                   ---                ---
Cost of Goods Sold                                  --                 --

Gross Profit                                        --                 --

Plant SG&A Expense                                  --                 --
SG&A Expense - Allocation (Sched 1)                 --                 --
   Other Operating Expenses                         --                 --
                                                   ---                ---
   Total Operating Expenses                         --                 --

   Operating Profit                                 --                 --

   Outside Interest Income                          --                 --
   Outside Interest (Expense)                       --                 --
   Intercompany Interest Income                     --                 --
   Intercompany Interest (Expense)                  --                 --
   Charges (From) Affiliates                        --                 --
   Charges To Affiliates                            --                 --
Income/Loss From European Operations                --                 --
   Other Income/(Expense)                           --                 --
                                                   ---                ---
   Total Non-Operating Expenses                     --                 --

   Income Before Income Taxes                       --                 --

   Income Tax Expense                               --                 --
                                                   ---                ---
   Net Income                                      $ 0                $ 0
                                                   ===                ===

* Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries. For January, $395,000 of Intercompany interest was eliminated through foreign operations and therefore not included in this statement.

Current Month   Total Since Filing
-------------   ------------------
    ($395)           ($1,550)

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         January
                                                                         -------
Officer Compensation                                                       $189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         ------
                                                                         $2,174
                                                                         ======

Allocation:
Wagner Castings                                                             191
Northern Castings                                                            50
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      259
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Intermet Corporation                                                        524
                                                                         ------
Total                                                                    $2,174
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                                 CASE # 04-67601
                                                                    INTERMET
                                                                   HOLDING CO.
                                                                 ---------------
Cash And Equivalents                                                 $      0
Accounts Receivable                                                         0
Short-Term Intercompany Receivables                                         0
Inventories                                                                 0
Other Current Assets                                                        0
                                                                     --------
   TOTAL CURRENT ASSETS                                                     0

Land and Buildings                                                          0
   Machinery & Equipment                                                    0
   Construction In Progress                                                 0
                                                                     --------
   Total Fixed Assets                                                       0
   Accumulated Depreciation                                                 0
                                                                     --------
      NET FIXED ASSETS                                                      0

   Investment In Subsidiaries                                          90,292
Investment In European Operations                                           0
   Long-Term Intercompany Receivables                                   8,246
   Deferred Taxes, Long-Term Asset                                          0
   Other Assets                                                             0
                                                                     --------
      TOTAL ASSETS                                                   $ 98,538
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                     $      0
Wages and Salaries (See schedule)                                           0
Taxes Payable - (See schedule)                                              0
                                                                     --------
   TOTAL POST PETITION LIABILITIES                                          0

SECURED LIABILITIES:
SECURED BANK DEBT                                                           0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                     0
   Accrued Tax - State                                                      0
   Accrued Property Taxes                                                   0
   Accrued Workers Comp.                                                    0
   Accrued Payroll                                                          0
Accrued Payroll Taxes                                                       0
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                  0

UNSECURED LIABILITIES
Accounts Payable                                                            0
Senior & IDR Bonds                                                          0
                                                                     --------
TOTAL UNSECURED LIABILITIES                                                 0

OTHER LIABILITIES
Accrued Liabilities                                                         0
Short-Term Intercompany Payables                                            0
Capital Leases                                                              0
   Retirement Benefits                                                      0
   Deferred Taxes - Long-Term Liability                                     0
   Other Long-Term Liabilities                                              0
   Long-Term Intercompany Payables                                    148,063
   Minority Interest                                                        0
                                                                     --------
   TOTAL LIABILITIES                                                  148,063

   Common Stock                                                             1
   Capital In Excess Of Par Value                                           1
Retained Earnings - Prepetition                                       (18,705)
Retained Earnings - Post Petition                                      (1,550)
Equity In European Operations
   Accumulated Translation Adjustment                                  (29,272)
   Minimum Pension Liability Adjustment                                     0
   Unearned Restricted Stock                                                0
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                              (49,525)
                                                                     --------
   TOTAL LIABILITIES AND EQUITY                                      $ 98,538
                                                                     ========

Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

PERIOD ENDED: 1-31-05       INTERMET HOLDING COMPANY              CASE #04-67601

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                              Balance
                                        as of     Accrued /   Payments /     as of
                                     12/31/2004   Withheld     Deposits    1/31/2005
                                     ----------   ---------   ----------   ---------
Income tax withheld: Federal             $0           $0          $0           $0
Income tax withheld: State               $0           $0          $0           $0
Income tax withheld: Local               $0           $0          $0           $0
FICA Withheld                            $0           $0          $0           $0
Employers FICA                           $0           $0          $0           $0
Unemployment Tax: Federal                $0           $0          $0           $0
Unemployment Tax: State                  $0           $0          $0           $0
All Other Payroll W/H                    $0           $0          $0           $0
                                         $0           $0          $0           $0
State Taxes: Inc./Sales/Use/Excise       $0           $0          $0           $0
Property Taxes                           $0           $0          $0           $0
                                         $0
Workers Compensation                      0            0           0            0
                                        ---          ---         ---          ---
Total                                    $0           $0          $0           $0

Wages and Salaries                        0            0           0            0
                                        ---          ---         ---          ---
Grand Total                              $0           $0          $0           $0
                                        ===          ===         ===          ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
                               ---------   ----------   ------------
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                         Period Ending: JANUARY 31, 2005

                                                        INTERMET HOLDING COMPANY
                                                           Case Number: 04-67601

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                  General   Payroll    Tax    Cash Coll.   Petty Cash
                                   Acct.     Acct.    Acct.      Acct.        Acct.
                                  -------   -------   -----   ----------   ----------
A. Beginning Balance              _______   _______   _____   __________   __________

B. Receipts
   (Attach separate schedule)     _______   _______   _____   __________   __________

C. Balance Available
   (A+B)                          _______   _______   _____   __________   __________

D. Less Disbursements
   (Attach separate schedule)     _______   _______   _____   __________   __________

E. Ending Balance
   (C-D)                                   N/A - COMPANY HAS NO BANK ACCOUNTS

              (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK
                          STATEMENTS FROM EACH ACCOUNT)

General Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Payroll Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Tax Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________

Date: FEBRUARY 28, 2005                 ________________________________________
                                        Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   INTERMET HOLDING COMPANY   Capacity:   ___   Shareholder
        Case Number: 04-67601                  ___   Officer
                                               ___   Director
                                               ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                        Intermet Holding Company
                                                           Case Number: 04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE         CARRIER         POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67604
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.             )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                        CASE # 04-67604
                                                           INTERMET
                                                           ILLINOIS
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
Net Sales                                          $ 0                $ 0

Cost of Goods Sold
Materials and Freight                               --                 --
Wages - Hourly                                      --                 --
Wages-Salary                                        --                 --
Employee Benefits and Pension                       --                 --
   Repairs & Maintenance                            --                 --
Supplies                                            --                 --
Utilities                                           --                 --
Purchased Components/Services                       --                 --
Income(loss) from Pattern Sales                     --                 --
   Fixed Asset - (gain/loss)                        --                 --
   MIS Expense                                      --                 --
   Travel & Entertainment                           --                 --
   Other Variable Costs                             --                 --
   Depreciation & Amortization                      --                 --
   Other Allocated Fixed Costs                      --                 --
   Other Fixed Costs                                --                 --
                                                   ---                ---
Cost of Goods Sold                                  --                 --

Gross Profit                                        --                 --

Plant SG&A Expense                                  --                 --
SG&A Expense - Allocation (Sched 1)                 --                 --
   Other Operating Expenses                         --                 --
                                                   ---                ---
   Total Operating Expenses                         --                 --

   Operating Profit                                 --                 --

   Outside Interest Income                          --                 --
   Outside Interest (Expense)                       --                 --
   Intercompany Interest Income                     --                 --
   Intercompany Interest (Expense)                  --                 --
   Charges (From) Affiliates                        --                 --
   Charges To Affiliates                            --                 --
Income/Loss From European Operations                --                 --
   Other Income/(Expense)                           --                 --
                                                   ---                ---
   Total Non-Operating Expenses                     --                 --

   Income Before Income Taxes                       --                 --

   Income Tax Expense                               --                 --

                                                   ---                ---
   Net Income                                      $ 0                $ 0
                                                   ===                ===

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         January
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         -------
                                                                         $ 2,174
                                                                         =======

Allocation:

Wagner Castings                                                              191
Northern Castings                                                             50
Ironton Iron                                                                   0
Lynchburg Foundry                                                            193
Columbus Foundry                                                             313
Wagner Havana                                                                  0
Intermet U.S. Holdings                                                       259
Cast-Matic Corp.                                                              82
Diversified Diemakers                                                        257
Ganton Technologies                                                          168
Tool Products                                                                137
Intermet Corporation                                                         524
                                                                          ------
Total                                                                     $2,174
                                                                          ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                                 CASE # 04-67604
                                                                     INTERMET
                                                                     ILLINOIS
                                                                 ---------------
Cash And Equivalents                                                  $   0
Accounts Receivable                                                       0
Short-Term Intercompany Receivables                                       0
Inventories                                                               0
Other Current Assets                                                      0
                                                                      -----
      TOTAL CURRENT ASSETS                                                0

Land and Buildings                                                        0
   Machinery & Equipment                                                163
   Construction In Progress                                            (163)
                                                                      -----
   Total Fixed Assets                                                     0
   Accumulated Depreciation                                               0
                                                                      -----
      NET FIXED ASSETS                                                    0

   Investment In Subsidiaries                                             0
Investment In European Operations                                         0
   Long-Term Intercompany Receivables                                     0
   Deferred Taxes, Long-Term Asset                                        0
   Other Assets                                                           0
                                                                      -----
      TOTAL ASSETS                                                    $   0
                                                                      =====

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable
Wages and Salaries  (See schedule)
Taxes Payable - (See schedule)

                                                                      -----
      TOTAL POST PETITION LIABILITIES                                     0

SECURED LIABILITIES:
SECURED BANK DEBT                                                         0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                   0
   Accrued Tax - State                                                    0
   Accrued Property Taxes                                                 0
   Accrued Workers Comp.                                                  0
   Accrued Payroll                                                        0
Accrued Payroll Taxes                                                     0
                                                                      -----
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                0

UNSECURED LIABILITIES
Accounts Payable                                                          0
Senior  & IDR Bonds                                                       0
                                                                      -----
TOTAL UNSECURED LIABILITIES                                               0

OTHER LIABILITIES
Accrued Liabilities                                                       0
Short-Term Intercompany Payables                                          0
Capital Leases                                                            0
   Retirement Benefits
   Deferred Taxes - Long-Term Liability
   Other Long-Term Liabilities
   Long-Term Intercompany Payables                                      100
   Minority Interest
                                                                      -----
   TOTAL LIABILITIES                                                    100

   Common Stock                                                           0
   Capital In Excess Of Par Value                                         0
Retained Earnings - Prepetition                                        (100)
Retained Earnings - Post Petition                                         0
Equity In European Operations
   Accumulated Translation Adjustment                                     0
   Minimum Pension Liability Adjustment
   Unearned Restricted Stock
                                                                      -----
TOTAL SHAREHOLDER EQUITY                                               (100)
                                                                      -----

   Total Liabilities And Equity                                       $   0
                                                                      =====

PERIOD ENDED: 1-31-05              INTERMET ILLINOIS              CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                              Balance
                                        as of     Accrued /   Payments /     as of
                                     12/31/2004    Withheld    Deposits    1/31/2005
                                     ----------   ---------   ----------   ---------
Income tax withheld: Federal              $0          $0          $0           $0
Income tax withheld: State                $0          $0          $0           $0
Income tax withheld: Local                $0          $0          $0           $0
FICA Withheld                             $0          $0          $0           $0
Employers FICA                            $0          $0          $0           $0
Unemployment Tax: Federal                 $0          $0          $0           $0
Unemployment Tax: State                   $0          $0          $0           $0
All Other Payroll W/H                     $0          $0          $0           $0
                                          $0          $0          $0           $0
State Taxes: Inc./Sales/Use/Excise        $0          $0          $0           $0
Property Taxes                            $0          $0          $0           $0
                                          $0
Workers Compensation                       0           0           0            0
                                         ---         ---         ---          ---
Total                                     $0          $0          $0           $0

Wages and Salaries                         0           0           0            0
                                         ---         ---         ---          ---
Grand Total                               $0          $0          $0           $0
                                         ===         ===         ===          ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                         Period Ending: JANUARY 31, 2005

                                                         INTERMET ILLINOIS, INC.
                                                          Case Number: 04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                  General   Payroll    Tax    Cash Coll.   Petty Cash
                                   Acct.     Acct.    Acct.      Acct.        Acct.
                                  -------   -------   -----   ----------   ----------
A. Beginning Balance              _______   _______   _____   __________   __________

B. Receipts
   (Attach separate schedule)     _______   _______   _____   __________   __________

C. Balance Available
   (A+B)                          _______   _______   _____   __________   __________

D. Less Disbursements
   (Attach separate schedule)     _______   _______   _____   __________   __________

E. Ending Balance
   (C-D)                                   N/A - COMPANY HAS NO BANK ACCOUNT

              (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK
                          STATEMENTS FROM EACH ACCOUNT)

General Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Payroll Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Tax Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________

Date: FEBRUARY 28, 2005                          _______________________________
                                                 Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   INTERMET ILLINOIS, INC.   Capacity:   ___   Shareholder
        Case Number: 04-67604                 ___   Officer
                                              ___   Director
                                              ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Intermet Illinois, Inc.
                                                           Case Number: 04-67604

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE         CARRIER         POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67607
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
INTERMET INTERNATIONAL, INC.        )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

IN RE:  INTERMET INTERNATIONAL, INC.                           CASE NO. 04-67607

      All activity for Intermet International, Inc. is reported in the consolidated Columbus Foundry operating report (Case #04-67609).

                             MONTHLY CASH STATEMENT

                         Period Ending: JANUARY 31, 2005

                                                    INTERMET INTERNATIONAL, INC.
                                                    Case Number: 04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                General  Payroll  Tax    Cash Coll.  Petty Cash
                                Acct.    Acct.    Acct.  Acct.       Acct.
A.  Beginning Balance           _____    _____    _____  _____       _____

B.  Receipts                    _____    _____    _____  _____       _____
    (Attach separate schedule)

C.  Balance Available           _____    _____    _____  _____       _____
    (A+B)

D.  Less Disbursements          _____    _____    _____  _____       _____
    (Attach separate schedule)

E.  Ending Balance              ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC. IS
        (C-D)                   REPORTED IN THE CONSOLIDATED COLUMBUS FOUNDRY
                                OPERATING REPORT (CASE #04-67609).

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)


General Account:

      1.    Depository Name & Location    _____________________________

      2.    Account Number                _____________________________

Payroll Account:

      1.    Depository Name & Location    _____________________________

      2.    Account Number                _____________________________

Tax Account:

      1.    Depository Name & Location    _____________________________

      2.    Account Number                _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________


Date:  FEBRUARY 28, 2005                  _______________________________
                                          Debtor in Possession



                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET INTERNATIONAL, INC.        Capacity:   ___   Shareholder
      Case Number:  04-67607                          ___   Officer
                                                      ___   Director
                                                      ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly            or          Monthly

                                    _______                       _______

CURRENT BENEFITS PAID:              Weekly            or          Monthly

            Health Insurance        _______                       _______

            Life Insurance          _______                       _______

            Retirement              _______                       _______

            Company Vehicle         _______                       _______

            Entertainment           _______                       _______

            Travel                  _______                       _______

            Other Benefits          _______                       _______

            Total Benefits          _______                       _______

CURRENT OTHER BENEFITS PAID:        Weekly            or          Monthly

            Rent Paid               _______                       _______

            Loans                   _______                       _______

            Other (Describe)        _______                       _______

            Other (Describe)        _______                       _______

            Other (Describe)        _______                       _______


            Total Other Payments    _______                       _______


CURRENT TOTAL OF ALL PAYMENTS:      Weekly            or          Monthly

                                    _______                       $0


Dated: FEBRUARY 28, 2005

                                    -------------------------------------------
                                    Principal, Officer, Director, or Insider

                                                                          Form 6

                                                    Intermet International, Inc.
                                                           Case Number: 04-67607

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                      CARRIER                    POLICY PERIOD
--------------                      -------                    -------------
Property                            Lloyds                     11/1/04-11/1/05
Boiler/Machine                      Hartford                   11/1/04-11/1/05
Cargo                               Fireman's Fund             11/1/04-11/1/05
Truck Cargo                         Fireman's Fund             11/1/04-11/1/05

Aviation                            USAIG                      11/1/04-11/1/05

Fiduciary                           St. Paul                   11/1/04-11/1/05

Primary D&O                         St. Paul                   11/1/04-11/1/05
Excess D&O                          Chubb                      11/1/04-11/1/05
Excess D&O                          Platte River               11/1/04-11/1/05

Crime                               AIG                        12/1/04-12/1/05

General Liability                   ACE                        12/22/04-12/22/05
Umbrella                            National Union             12/22/04-12/22/05

Workers' Comp                       ACE                        12/22/04-6/22/05
Excess Workers' Comp                ACE                        12/22/04-12/22/05

Auto                                ACE                        12/22/04-12/22/05

Foreign (DIC)                       ACE                        12/22/04-12/22/05




Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67598
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET U.S. HOLDING, INC.                 )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X        Operating Statement                         (Form 2)

         X        Balance Sheet                               (Form 3)

         X        Summary of Operations                       (Form 4)

         X        Monthly Cash Statement                      (Form 5)

         X        Statement of Compensation                   (Form 6)

         X        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                             YES  X           NO___
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                             YES  X           NO___
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                             YES  X           NO___
5.       All United States Trustee Quarterly fees have been paid and are current
                                             YES  X           NO___
6.       Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                             YES  X           NO___
I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated:   FEBRUARY 28, 2005            /s/ Robert E. Belts
                                     ----------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer  (248) 952-2500
                                     -----------------------  ------------------
                                     Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                           CASE #04-67598
                                           INTERMET U.S.
                                             HOLDING
                                         --------------------------------------

                                         Current Month  Total Since Filing
                                         -------------  ------------------
Net Sales                                       $6,291             $25,454

Cost of Goods Sold
Materials and Freight                            1,906               8,790
Wages - Hourly                                     834               3,937
Wages-Salary                                       373               1,576
Employee Benefits and Pension                      549               1,935
 Repairs & Maintenance                             297               1,311
Supplies                                           375               1,877
Utilities                                          586               2,358
Purchased Components/Services                      301               1,328
Income(loss) from Pattern Sales                      1                 751
 Fixed Asset - (gain/loss)                          (2)                (83)
 MIS Expense                                        48                 230
 Travel & Entertainment                              4                  16
 Other Variable Costs                              230                 682
 Depreciation & Amortization                       549               2,334
 Other Allocated Fixed Costs                        --                  --
 Other Fixed Costs                                 189                 692
                                         -------------  ------------------
Cost of Goods Sold                               6,240              27,734

Gross Profit                                        51              (2,280)

Plant SG&A Expense                                   1                   1
SG&A Expense - Allocation (Sched 1)                259                 981
 Other Operating Expenses                           --                 412
                                         -------------  ------------------
 Total Operating Expenses                          260               1,394

 Operating Profit                                 (209)             (3,674)

 Outside Interest Income                            --                  --
 Outside Interest (Expense)                         --                  --
 Intercompany Interest Income                       --                  --
 Intercompany Interest (Expense)                   (54)               (338)
 Charges (From) Affiliates                          --                  --
 Charges To Affiliates                              --                  --
Income/Loss From European Operations                --                  --
 Other Income/(Expense)                              1                  15
                                         -------------  ------------------
 Total Non-Operating Expenses                      (53)               (323)

 Income Before Income Taxes                       (262)             (3,997)

 Income Tax Expense                                 --                  --

                                         -------------  ------------------
 Net Income                                      ($262)            ($3,997)
                                         =============  ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)


                                                      January
                                                 ------------------
Officer Compensation                                        $  189
Salary Expense other Employees                               1,097
Employee Benefits and Pension                                  145
Payroll Taxes                                                   96
Other Taxes                                                      5
Rent and Lease Expense                                         185
Interest Expense
Insurance                                                       36
Automobile and Truck Expense                                    11
Utilities(Gas Electric,Phone)                                   32
Depreciation                                                    73
Travel and Entertainment                                        58
Repairs and Maintenance                                        111
Advertising/Promotion                                            0
Supplies, Office Expense                                        33

OTHER:
Contributions                                                    0
Professional Fees - Audit/Tax                                  131
Bank Fees                                                       24
Public Reporting Fees                                           16
Employee Relocation/Training                                     0
Data Processing                                                 20
Dues and Subscriptions                                          20
Outside Services                                               129
Project Development Costs net of Billings                      133
Director Fees                                                   25
Miscellaneous                                                    5
Professional Fees - Bankruptcy                                (157)
Cost Allocation - Out                                         (244)
                                                 ------------------
                                                            $2,174
                                                 ==================

Allocation:
Wagner Castings                                                191
Northern Castings                                               50
Ironton Iron                                                     0
Lynchburg Foundry                                              193
Columbus Foundry                                               313
Wagner Havana                                                    0
Intermet U.S. Holdings                                         259
Cast-Matic Corp.                                                82
Diversified Diemakers                                          257
Ganton Technologies                                            168
Tool Products                                                  137
Intermet Corporation                                           524
                                                 ------------------
Total                                                       $2,174
                                                 ==================

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05



                                                                     CASE #04-67598
                                                             -------------------------------
                                                                      INTERMET U.S.
                                                                         HOLDING
                                                             -------------------------------
Cash And Equivalents                                                               $      1
Accounts Receivable                                                                   8,442
Short-Term Intercompany Receivables                                                     551
Inventories                                                                           6,776
Other Current Assets                                                                     16
                                                             -------------------------------
   TOTAL CURRENT ASSETS                                                              15,786

Land and Buildings                                                                   30,171
 Machinery & Equipment                                                               70,599
 Construction In Progress                                                                29
                                                             -------------------------------
 Total Fixed Assets                                                                 100,799
 Accumulated Depreciation                                                           (56,686)
                                                             -------------------------------
    NET FIXED ASSETS                                                                 44,113

 Investment In Subsidiaries                                                               0
Investment In European Operations                                                         0
 Long-Term Intercompany Receivables                                                       0
 Deferred Taxes, Long-Term Asset                                                          0
 Other Assets                                                                         1,435
                                                             -------------------------------

    TOTAL ASSETS                                                                    $61,334
                                                             ===============================


LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                                     $1,349
Wages and Salaries  (See schedule)                                                      536
Taxes Payable - (See schedule)                                                          392
                                                             -------------------------------
  TOTAL POST PETITION LIABILITIES                                                     2,277

SECURED LIABILITIES:
SECURED BANK DEBT                                                                         0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                                                     0
 Accrued Tax - State                                                                      0
 Accrued Property Taxes                                                                 (38)
 Accrued Workers Comp.                                                                  632
 Accrued Payroll                                                                          0
Accrued Payroll Taxes                                                                     0
                                                             -------------------------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                              594

UNSECURED LIABILITIES
Accounts Payable                                                                      7,911
Senior & IDR Bonds                                                                        0
                                                             -------------------------------
TOTAL UNSECURED LIABILITIES                                                           7,911

OTHER LIABILITIES
Accrued Liabilities                                                                   1,910
Short-Term Intercompany Payables                                                        160
Capital Leases                                                                            0
 Retirement Benefits                                                                      0
 Deferred Taxes - Long-Term Liability                                                     0
 Other Long-Term Liabilities                                                              0
 Long-Term Intercompany Payables                                                     22,393
 Minority Interest                                                                        0
                                                             -------------------------------
 TOTAL LIABILITIES                                                                   35,245

 Common Stock                                                                             5
 Capital In Excess Of Par Value                                                      54,495
Retained Earnings - Prepetition                                                     (24,414)
Retained Earnings - Post Petition                                                    (3,997)
Equity In European Operations
 Accumulated Translation Adjustment                                                       0
 Minimum Pension Liability Adjustment                                                     0
 Unearned Restricted Stock                                                                0
                                                             -------------------------------
TOTAL SHAREHOLDER EQUITY                                                             26,089
                                                             -------------------------------

 TOTAL LIABILITIES AND EQUITY                                                       $61,334
                                                             ===============================


PERIOD ENDED: 1-31-05  INTERMET U.S. HOLDING (COLUMBUS MACHINING) CASE #04-67598

                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                                    Balance                                               Balance
                                                     as of                Accrued/     Payments/           as of
                                                  12/31/2004              Withheld     Deposits          1/31/2005
                                        ---------------------------------------------------------------------------------
Income tax withheld: Federal                                      ($536)    ($14,645)      $13,320               ($1,861)
Income tax withheld: State                                       (1,759)      (7,959)        7,359                (2,359)
Income tax withheld: Local                                            0            0             0                     0
FICA Withheld                                                     3,988      (13,587)       12,845                 3,246
Employers FICA                                                   (2,541)     (13,587)       12,845                (3,283)
Unemployment Tax: Federal                                        (1,426)      (1,608)        1,343                (1,691)
Unemployment Tax: State                                         (27,057)      (5,391)        4,496               (27,952)
All Other Payroll W/H                                            (2,536)      (1,376)        3,176                  (736)

State Taxes: Inc./Sales/Use/Excise                                    0            0             0                     0
Property Taxes                                                  (56,058)     (17,415)            0               (73,473)

Workers Compensation                                                  0       (2,990)            0                (2,990)
                                        ---------------------------------------------------------------------------------

Total                                                          ($87,926)    ($78,558)      $55,384             ($111,100)

Wages and Salaries                                               (3,673)    (140,786)      136,182                (8,277)
                                        ---------------------------------------------------------------------------------

Grand Total                                                    ($91,599)   ($219,344)     $191,566             ($119,377)
                                        =================================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable


Age in Days (Post Petition)                                      Total     0-30 Days    30-60 Days          Over 60 Days
Accounts Payable                                                358,091      193,068       114,506                50,517
Accounts Receivable                                             623,672      619,943           345                 3,385





PERIOD ENDED: 1-31-05   INTERMET U.S. HOLDING CORP. (NEW RIVER)   CASE #04-67598

                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                                    Balance                                                 Balance
                                                     as of                 Accrued/      Payments/           as of
                                                  12/31/2004               Withheld      Deposits          01-31-05
                                        -----------------------------------------------------------------------------------
Income tax withheld: Federal                                         $0      ($115,345)     $115,345                    $0
Income tax withheld: State                                            0        (43,483)       43,483                     0
Income tax withheld: Local                                            0              0             0                     0
FICA Withheld                                                         0        (74,160)       74,160                     0
Employers FICA                                                  (13,312)       (76,215)       74,160               (15,367)
Unemployment Tax: Federal                                       (29,314)       (15,562)        5,475               (39,401)
Unemployment Tax: State                                         (48,798)       (65,844)       38,301               (76,340)
All Other Payroll W/H                                           (18,493)       (40,467)       38,637               (20,323)

State Taxes: Inc./Sales/Use/Excise                              (15,000)       (13,202)       13,202               (15,000)
Property Taxes                                                  (10,000)       (30,000)            0               (40,000)

Workers Compensation                                            (50,000)       (25,000)            0               (75,000)
                                        -----------------------------------------------------------------------------------

Total                                                         ($184,917)     ($499,277)     $402,764             ($281,430)

Wages and Salaries                                             (109,736)    (1,046,551)      628,429              (527,858)
                                        -----------------------------------------------------------------------------------

Grand Total                                                   ($294,654)   ($1,545,828)   $1,031,194             ($809,288)
                                        ===================================================================================


                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)                                     Total      0-30 Days      30-60 Days          Over 60 Days
Accounts Payable                                               $990,549     $1,611,549      ($18,000)            ($603,000)
Accounts Receivable                                          $8,454,300     $7,091,508      $668,854              $693,938




INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005


                                                                          MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                                       CASE # 04-67598
                                                                INTERMET U.S. HOLDING (COLUMBUS MACHINING)
                                       ---------------------------------------------------------------------------------------------
          ACCOUNT TYPE                 LOCKBOX 77420       DEPOSIT         AP      PR (HOURLY)  PR (HOURLY)   PR (SALARY)    TOTAL
           ACCOUNT #                         1477713    5401086409    2770716450  2770716443       505156    2770716633
              BANK                        Bank One       Stan. Fed.    Stan. Fed.   Stan. Fed.   Bank One     Stan. Fed.
 BEGINNING BANK BALANCE                            -             -             -           -            -             -           -
 RECEIPTS                                    208,942       132,422             -           -            -             -     341,364
 TRANSFERS IN (CORPORATE)                          -             -       318,668      37,811       93,351        49,245     499,075
 DIP INFLOW                                        -             -             -           -            -             -           -
 DISBURSEMENTS                                     -             -      (318,668)    (37,811)     (93,351)      (49,245)   (499,075)
 TRANSFERS OUT (CORPORATE)                  (208,942)     (132,422)            -           -            -             -    (341,364)
 DIP REPAYMENT                                     -             -             -           -            -             -           -
                                       ---------------------------------------------------------------------------------------------
 ENDING BANK BALANCE                               -             -             -           -            -             -           -

 WIRES PAID FOR BY CORPORATE                                              53,143                                              53,143
 CHECKS ISSUED                                                           360,133
                                                                      ----------
 TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)          $ 413,276
                                                                      ==========


 OUTSTANDING CHECKS AS OF DECEMBER 31                                    140,166
 VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                                   -
 CHECKS ISSUED IN JANUARY                                                360,133
 CHECK CLEARED IN JANUARY                                               (318,668)
                                                                      ----------
 OUTSTANDING CHECKS AS OF JANUARY 31 (SEE OUTSTANDING CHECKLIST)       $ 181,630
                                                                      ==========

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
CASH DISBURSEMENTS
JANUARY 2005


                             VENDOR                              TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------
 ADAIR'S MACHINE                                                          $ 2,900.00
 ADP                                                                        1,651.51
 ADVANCE TECHNOLOGIES SE                                                      164.00
 AETNA US HEALTHCARE                                                        1,179.20
 AFLAC                                                                      1,588.24
 ALL AMERICAN RECYCLING,                                                      735.00
 AMA LABELING                                                                 253.58
 AMERICAN EYE CARE                                                             50.00
 AMERICAN PRECISION TOOL                                                   12,466.62
 ATMOS ENERGY                                                                 167.01
 BELLSOUTH                                                                    236.07
 BIRDFSALL                                                                 34,600.00
 CAIL TOOL                                                                    114.28
 CENTRAL PACKAGING CORP                                                     1,486.72
 CHEMGARD, INC                                                                358.53
 CINTAS CORPORATION                                                           180.78
 COLUMBUS INDUSTRIAL SUP                                                      348.53
 COLUMBUS WATER WORKS                                                         807.91
 DARRYL KONSLER                                                             1,000.00
 DEXTER FASTENER TECH.,                                                    41,616.96
 DIRECT OPTICAL                                                                50.00
 ED LEESON                                                                    253.31
 FANUC AMERICA CORPORATI                                                    5,001.18
 FUTURE LEASING                                                               272.74
 G&K SERVICES                                                               1,758.55
 GE CAPITAL       (GA)                                                      1,451.54
 GEORGIA CHILD SUPPORT                                                        360.00
 GEORGIA POWER COMPANY                                                     21,005.26
 GLOBAL EXCHANGE SERVICE                                                      120.00
 GRAINGER                                                                     261.92
 HAGEMEYER NORTH AMERICA                                                   19,084.48
 HONEYWELL SENSOTEC                                                         4,472.64
 ICM PETTY CASH                                                             1,214.58
 IMPECCABLE MACHINING                                                      80,228.73
 INTERSTATE ELECTRIC SUP                                                      166.96
 ITC DELTACOM                                                               2,224.69
 J & H MACHINE TOOLS INC                                                    1,671.44
 KENNAMETAL, INC.                                                           8,077.11
 LAB SAFETY SUPPLY, INC                                                        35.56
 LAGRANGE FASTENERS & SU                                                    2,408.37
 LINA                                                                          46.00
 MATT'S WELDING                                                             5,668.70
 MILLER LANDSCAPING                                                         1,426.67
 MSC INDUSTRIAL SUPPLY                                                         34.02
 NEC                                                                        1,039.99


INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
CASH DISBURSEMENTS
JANUARY 2005


                             VENDOR                              TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------
 OKK                                                                          858.06
 PAPA JOHN'S                                                                  147.78
 PITNEY BOWES INC                                                             238.96
 PRODUCTIVITY PRESS                                                           101.34
 PROVIDENT LIFE AND ACCI                                                      384.02
 SBA PRODUCTIONS                                                              102.72
 SIMPLEX GRINNELL                                                           1,510.00
 SOUTHERN STATES TOYOTAL                                                    1,605.00
 SOUTHLAND CHEMICAL & SU                                                    1,263.42
 SPHERION CORPORATION                                                      22,708.09
 THE OVERBY COMPANY                                                           613.91
 TRANSMAN LOGISTICS                                                        53,142.76
 VEKTEK                                                                       922.00
 VERIZON WIRELESS COLUMB                                                      879.89
 VOICE LINK                                                                   195.00
 VULCAN ELECTRO-COATING,                                                      582.40
 WASTE MANAGEMENT                                                             492.79
 YUSA CORPORATION                                                          66,580.80
 ZIEGLER TOOLS, INC.                                                          707.45
                                                                ---------------------

                                                                        $ 413,275.77


INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT 1/31/05



COLUMBUS MACHINING - BANK RECONCILIATION
Bank Balance                                $                -

Actual Outstanding Checks                           181,630.19

Unadjusted GL Balance                               181,630.19
                                           --------------------

                                            $                -
                                           ====================

INTERMET U.S. HOLDING, INC.
OUTSTANDING CHECKS
CASE NO. 04-67598



            DATE                 CHECK           OUTSTANDING
               10/1/2004             77732       $   83,501.98
                1/6/2005             78291              405.00
                1/7/2005             78316               99.33
               1/12/2005             78319            1,586.50
               1/13/2005             78321               19.57
               1/13/2005             78322              303.74
               1/14/2005             78345              164.00
               1/19/2005             78357              676.75
               1/21/2005             78368              102.72
               1/21/2005             78373              257.83
               1/21/2005             78388              330.00
               1/24/2005             78389              845.86
               1/25/2005             78390              636.75
               1/26/2005             78391               64.95
               1/26/2005             78392            1,489.16
               1/28/2005             78393               34.02
               1/28/2005             78398              253.58
               1/28/2005             78399            4,260.33
               1/28/2005             78400            7,812.00
               1/28/2005             78401              705.60
               1/28/2005             78402            2,456.20
               1/28/2005             78403              101.34
               1/28/2005             78404            1,605.00
               1/28/2005             78405              187.46
               1/28/2005             78406           24,211.20
               1/28/2005             78407              254.98
               1/28/2005             78408               50.00
               1/28/2005             78409               44.22
               1/28/2005             78410              391.49
               1/28/2005             78412            2,224.69
               1/28/2005             78413            2,639.00
               1/28/2005             78414              492.79
               1/28/2005             78415           41,616.96
               1/31/2005             78416              893.67
               1/31/2005             78417              185.48
               1/31/2005             78418              578.26
               1/31/2005             78419              147.78

                                                 $  181,630.19


INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005


                                                                     MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                                 CASE # 04-67598
                                                                INTERMET U.S. HOLDING (NEW RIVER)
                                      ------------------------------------------------------------------------------------
          ACCOUNT TYPE                LOCKBOX 771170       DEPOSIT         AP      PR (HOURLY)     PR (SALARY)    TOTAL
           ACCOUNT #                         2915133    5401086417    2770716476   2770716468      2770716641
              BANK                        Bank One       Stan. Fed.    Stan. Fed.   Stan. Fed.     Stan. Fed.
 BEGINNING BANK BALANCE                            -             -             -           -               -             -
 RECEIPTS                                  3,529,405     2,384,602             -           0               -     5,914,008
 TRANSFERS IN (CORPORATE)                          -             -     1,977,414     772,460         319,799     3,069,673
 DIP INFLOW                                        -             -             -           -               -             -
 DISBURSEMENTS                                     -             -    (1,977,414)   (772,460)       (319,799)   (3,069,673)
 TRANSFERS OUT (CORPORATE)                (3,529,405)   (2,384,603)            -           -               -    (5,914,008)
 DIP REPAYMENT                                     -             -             -           -               -             -
                                      ------------------------------------------------------------------------------------
 ENDING BANK BALANCE                               -             -             -           -              -              -

 WIRES PAID FOR BY CORPORATE                                           3,009,002                                  3,009,002
 CHECKS ISSUED                                                         1,993,142
                                                                     -----------
 TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)        $ 5,002,144
                                                                     ===========


 OUTSTANDING CHECKS AS OF DECEMBER 31                                     56,223
 VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                                (736)
 CHECKS ISSUED IN JANUARY                                              1,993,142
 CHECK CLEARED IN JANUARY                                             (1,977,414)
                                                                     -----------
 OUTSTANDING CHECKS AS OF JANUARY 31 (SEE OUTSTANDING CHECKLIST)     $    71,214
                                                                     ===========

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
JANUARY 2005



                             VENDOR                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------
ADVANCED CARBIDE TOOL                                              $               870.90
ADVANCED MOTOR SERVICES                                                          1,098.53
AETNA US HEALTH CARE                                                             8,792.69
AIR PRODUCTS & CHEMICAL                                                          4,928.91
AIRGAS INC                                                                       1,210.92
APPLIED INDUST. TECH                                                               154.61
ARAMARK UNIFORM SERVICE                                                            453.20
ARCET                                                                              920.01
AT&T                                                                             4,952.10
ATCO INDUSTRIES                                                                 19,917.18
ATHENA HOWARD MD                                                                   171.00
ATMOS ENERGY                                                                     6,040.27
ATMOS ENERGY MARKETING                                                         129,052.62
BEST ONE TIRE                                                                    5,049.00
BLUE RIDGE COPIER                                                                6,449.40
BLUEFIELD GEAR & MACHINE                                                         8,003.32
BOB'S REFUSE SERVICE IN                                                            759.39
CANON FINANCIAL                                                                    534.34
CARILION HEALTHCARE CORP.                                                          190.00
CAROLINA FIREBRICK SPEC                                                          5,800.00
CARRIER VIBRATING EQUIP                                                          3,536.70
CARTER MACHINERY                                                                 8,203.00
CARTER MACHINERY CO INC.                                                         8,639.42
CC METALS AND ALLOYS IN                                                         44,330.62
CENTRAL VALLEY RUBBER S                                                         41,935.04
CHAMPION CHISEL WORKS,                                                           3,696.00
CHICAGO FREIGHT CAR LEA                                                          3,507.06
CITICORP VENDOR FINANCE                                                          2,030.27
CITY OF RADFORD                                                                397,804.48
CITY OF RADFORD                                                                    305.08
COMFORT INN RADFORD                                                              2,003.69
COMMONWEALTH OF VIRGINIA                                                           352.58
COMMONWEALTH OF VIRGINIA                                                            74.89
DAVID J JOSEPH COMPANY                                                       1,201,403.82
DETEK INC.                                                                         525.00
DHL EXPRESS INC                                                                    196.04
DIDION INTERNATIONAL                                                            10,000.00
DISA INDUSTRIES, INC                                                            53,012.05
DONNIE'S GARAGE                                                                    212.88
EIRICH MACHINES                                                                  6,744.30
ELKEM METALS INC.                                                               41,351.31
EMI EQUIPMENT MERCHANTS                                                          2,916.53
ENGINEERING DESIGN SYS                                                             965.00
ENVIRITE OF OHIO                                                                 1,783.82
ENVIRONMENTAL ENGINEERI                                                          2,882.23


INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
JANUARY 2005



                             VENDOR                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------
ENVIRONMENTAL OPTIONS INC.                                                       2,270.00
FAIRLAWN STORAGE                                                                   224.00
FAULKNER IND MAINTENANC                                                          6,971.36
FRENCH, LYDIA                                                                      148.48
G E CAPITAL                                                                     16,747.78
G.A. BOSTIC INC                                                                    188.93
H.C. WADE                                                                        6,975.97
HA INTERNATIONAL, LLC                                                           44,809.54
HAMLEY, JEFF                                                                        34.50
HARRIS MECH. CONTRACTORS                                                           400.00
HEAT TREATING SERVICES                                                          30,229.73
HEATH OIL LLC                                                                    5,614.75
HELBLING, RICHARD H                                                                225.00
HENLEY TOOL CORP.                                                                  390.00
HERAEUS ELECTRO NITE CO                                                          8,250.00
HICKMAN, WILLIAMS AND CO                                                           450.00
HIGHLAND PAGING                                                                    382.32
HILL AND GRIFFITH CO.                                                           77,148.47
INDUCTOTHERM CORP.                                                               2,852.30
INDUSTRIAL POWDER COATI                                                        113,498.82
INDUSTRIAL SORTING SERVICES,IN                                                   1,215.00
INDUSTRIAL SUPPLY CORP                                                         176,364.00
INTERNATIONAL SURFACE P                                                          5,867.98
KOINS CORPORATION                                                               21,993.00
KWIK KAFE CO                                                                        23.50
LABORATORY CORP OF AMER                                                             82.50
LIFT ONE/DIVISION CAROL                                                         23,902.21
LINA.                                                                               74.00
MASTER GAGE & TOOL CO.                                                             570.00
MCC                                                                              9,969.25
MCELROY,JOHN C                                                                     420.56
METOKOTE CORPORATION                                                             6,280.37
MILLENIUM TECHNOLOGIES                                                           3,500.00
MILLER AND COMPANY LLC                                                         119,031.85
MONTOGOMERY SANITATION                                                              69.90
MOORE SPECIALTY                                                                  2,150.00
MORRIS MATERIAL HANDLIN                                                            913.01
MOUNTAIN SPRINGS                                                                   240.00
National Material Trading                                                       82,035.81
NEW RIVER SOLID WASTE M                                                         66,169.29
NIECE, EDDIE                                                                       158.35
NORFOLK SOUTHERN   (NC)                                                          7,960.00
NORTHBEND PATTERN WORKS                                            $           573,087.00
Omnisource Corporation                                                       1,163,058.28
PATTERN SERVICES                                                                 6,020.00
PEARSON, MURRAY                                                                  1,105.00


INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
JANUARY 2005



                             VENDOR                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------
PIEDMONT FOUNDRY SUPPLY                                                            300.00
POTOMAC ENVIRONMENTAL,                                                           2,348.50
PrimeTrade                                                                      84,852.80
PROCHEM ANALYTICAL INCO                                                            210.00
PRODUCT ACTION                                                                   1,389.00
PROFORMA                                                                             5.88
PROVIDENT LIFE                                                                   2,058.73
QUALITY EQUIPMENT DISTR                                                          2,800.00
RADFORD CITY FLORIST                                                                57.70
RADFORD STORAGE                                                                    160.00
RADIOLOGY CONSULTANTS I                                                            367.00
REAR, MICKEY                                                                       200.00
REBECCA CONNELLY                                                                   750.00
REMTRON, INC                                                                     2,900.99
RENTAL SERVICE CORP (RS                                                          1,548.11
RICHFIELD INDUSTRIES                                                             5,958.12
RITENOUR, GINNY                                                                    151.26
SAFETY & COMPLIANCE                                                              2,265.00
SAFETY-KLEEN CORP.                                                                 213.65
SAF-GARD SAFETY SHOE CO                                                            369.96
SAVEITNOW                                                                        1,432.29
SAVILLE, MITCH                                                                     294.66
SCI-MED WASTE SYSTEMS, INC.                                                         25.00
SCOTT BOERTH MD                                                                    172.00
SECURITY FORCES INC                                                             11,403.03
SECURITY SCALE SERVICE                                                             932.25
SHIPMAN, ROLLIN C                                                                  161.00
SIMPSON, WILLIAM A                                                               1,891.60
SOUTHWESTERN VA. GAS SE                                                          1,715.60
SPARKLE WASH OF THE VALLEY                                                          65.00
TATE ENGINEERING INC                                                                 0.78
TENCARVA MACHINERY CO                                                                   -
THOMPSON CHRYSLER-PLYMO                                                            354.99
Thompson Tire                                                                    3,942.00
TJ'S TRUCK & AUTO SERVI                                                            185.00
TOMLIN, LINDA                                                                      246.01
TRANS MAN LOGISTICS, INC.                                                      122,404.75
TWO WAY RADIO INC                                                                  390.00
UNITED INDUSTRIAL SERVI                                                         20,007.61
UNITED REFRACTORIES COM                                                         14,100.40
UNITED WAY SAL                                                                     210.00
VA DEPT OF TAXATION                                                                490.82
VA. DEPT OF TAXATION                                                            12,580.23
VERIZON   (17577)                                                                4,771.32
VERIZON WIRELESS                                                                    71.68
VICTORIA SOWERS                                                                    310.00


INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
JANUARY 2005



                             VENDOR                                TOTAL DISBURSEMENTS
------------------------------------------------------------------------------------------
W. MATTHEW SKEWES, MD                                                            1,312.60
WEDRON SILICA-FAIRMOUNT                                                         40,488.00
WHEELABRATOR ABRASIVES                                                          14,520.00
WILLIAM A. KIBBE & ASSO                                                            615.00
WILLIAM K DOSS III                                                                 735.72
WISE AIR, INC.                                                                   3,575.00
                                                                   ------------------------

                                                                    $        5,002,144.05


INTERMET U.S. HOLDING, INC.
CASE NO.  04-67598
AT 1/31/05

NEW RIVER - BANK RECONCILIATION
Bank Balance                                    $                 -

Actual Outstanding Checks                                 71,214.37

Misc. Reconciling Items Adjusted in February
                                                            (796.76)
--------------------------------------------------------------------
                                                          70,417.61

Unadjusted GL Balance                                     70,417.61
                                                --------------------

Difference                                      $                 -
                                                ====================



NEW RIVER
OUTSTANDING CHECKS
CASE NO.  04-67598


                 DATE                  CHECK           OUTSTANDING
                    10/6/2004            103029        $     908.00
                    1/26/2005            103053              185.00
                    1/27/2005            103055            2,902.00
                   10/14/2004            103122              180.00
                   11/19/2004            103627              403.12
                   12/14/2004            103963            1,000.00
                   12/16/2004            104012               81.09
                   12/28/2004            104141               54.87
                     1/5/2005            104180            3,500.00
                    1/11/2005            104287            2,800.00
                    1/19/2005            104375              171.00
                    1/19/2005            104399               43.13
                    1/20/2005            104413              188.93
                    1/21/2005            104425            1,008.80
                    1/21/2005            104453            1,215.00
                    1/25/2005            104475            1,142.27
                    1/25/2005            104482            4,734.25
                    1/25/2005            104484              750.00
                    1/25/2005            104486              240.00
                    1/25/2005            104488              310.00
                    1/25/2005            104490               90.82
                    1/25/2005            104491            3,575.00
                    1/26/2005            104497            6,040.27
                    1/26/2005            104498           12,334.96
                    1/26/2005            104501              151.26
                    1/27/2005            104509              148.48
                    1/27/2005            104510              636.80
                    1/27/2005            104514            1,742.50
                    1/27/2005            104515            2,348.50
                    1/27/2005            104516            1,937.74
                    1/27/2005            104517              120.00
                    1/28/2005            104523               89.73
                    1/28/2005            104524            5,996.60
                    1/31/2005            104531              341.65
                    1/31/2005            104532              332.42
                    1/31/2005            104533              331.80
                    1/31/2005            104534               14.53
                    1/31/2005            104537            5,155.11
                    1/31/2005            104542            3,210.08
                    1/31/2005            104543              197.34
                    1/31/2005            104544            2,150.00
                    1/31/2005            104546            1,715.60
                    1/31/2005            104547              735.72

                                                       $  71,214.37



               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

         The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    INTERMET U.S. HOLDING, INC.  Capacity:    ___      Shareholder
         Case Number:  04-76598                    ___      Officer
                                                   ___      Director
                                                   ___      Insider
MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.


CURRENT COMPENSATION PAID:             Weekly         or        Monthly

                                       _______                  _______

CURRENT BENEFITS PAID:                 Weekly         or        Monthly

                  Health Insurance     _______                  _______

                  Life Insurance       _______                  _______

                  Retirement           _______                  _______

                  Company Vehicle      _______                   _______

                  Entertainment        _______                  _______

                  Travel               _______                  _______

                  Other Benefits       _______                  _______

                  Total Benefits       _______                  _______

CURRENT OTHER BENEFITS PAID:           Weekly         or        Monthly

                  Rent Paid            _______                  _______

                  Loans                _______                  _______

                  Other (Describe)     _______                  _______

                  Other (Describe)     _______                  _______

                  Other (Describe)     _______                  _______


                  Total Other Payments _______                  _______


CURRENT TOTAL OF ALL PAYMENTS:         Weekly         or        Monthly

                                       _______                  $0


Dated: FEBRUARY 28, 2005            ___________________________________________
                                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER


                                                                          Form 6

                                                     Intermet U.S. Holding, Inc.
                                                           Case Number: 04-76598

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance



INSURANCE TYPE                     CARRIER                     POLICY PERIOD
--------------                     -------                     -------------

Property                           Lloyds                      11/1/04-11/1/05
Boiler/Machine                     Hartford                    11/1/04-11/1/05
Cargo                              Fireman's Fund              11/1/04-11/1/05
Truck Cargo                        Fireman's Fund              11/1/04-11/1/05

Aviation                           USAIG                       11/1/04-11/1/05

Fiduciary                          St. Paul                    11/1/04-11/1/05

Primary D&O                        St. Paul                    11/1/04-11/1/05
Excess D&O                         Chubb                       11/1/04-11/1/05
Excess D&O                         Platte River                11/1/04-11/1/05

Crime                              AIG                         12/1/04-12/1/05

General Liability                  ACE                         12/22/04-12/22/05
Umbrella                           National Union              12/22/04-12/22/05

Workers' Comp                      ACE                         12/22/04-6/22/05
Excess Workers' Comp               ACE                         12/22/04-12/22/05

Auto                               ACE                         12/22/04-12/22/05

Foreign (DIC)                      ACE                         12/22/04-12/22/05







Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67603
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
IRONTON IRON, INC.                  )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                 CASE #04-67603
                                                     IRONTON
                                                      IRON
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                  $  0              $    0

Cost of Goods Sold
Materials and Freight                        --                  --
Wages - Hourly                               --                  --
Wages-Salary                                 --                  --
Employee Benefits and Pension                --                  --
   Repairs & Maintenance                     --                  --
Supplies                                     --                  --
Utilities                                    --                  --
Purchased Components/Services                --                  --
Income(loss) from Pattern Sales              --                  --
   Fixed Asset - (gain/loss)                 --                  --
   MIS Expense                               --                  --
   Travel & Entertainment                    --                  --
   Other Variable Costs                      --                 (37)
   Depreciation & Amortization               --                  --
   Other Allocated Fixed Costs               --                  --
   Other Fixed Costs                         --                  --
                                           ----              ------
Cost of Goods Sold                           --                 (37)

Gross Profit                                 --                  37

Plant SG&A Expense                           --                  (3)
SG&A Expense - Allocation (Sched 1)          --                  --
   Other Operating Expenses                   4                 345
                                           ----              ------
   Total Operating Expenses                   4                 342

  Operating Profit                           (4)               (305)

   Outside Interest Income                   --                  --
   Outside Interest (Expense)                --                  --
   Intercompany Interest Income              --                  --
   Intercompany Interest (Expense)           --                  --
   Charges (From) Affiliates                 --                  --
   Charges To Affiliates                     --                  --
Income/Loss From European Operations         --                  --
   Other Income/(Expense)                    --                  --
                                           ----              ------
   Total Non-Operating Expenses              --                  --

   Income Before Income Taxes                (4)               (305)

   Income Tax Expense                        --                  --
                                           ----              ------
   Net Income                               ($4)              ($305)
                                           ====              ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         JANUARY
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         ------
                                                                         $2,174
                                                                         ======

Allocation:

Wagner Castings                                                             191
Northern Castings                                                            50
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      259
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Intermet Corporation                                                        524
                                                                         ------
Total                                                                    $2,174
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                                  CASE #04-67603
                                                                      IRONTON
                                                                       IRON
                                                                  --------------
Cash And Equivalents                                                 $      0
Accounts Receivable                                                         0
Short-Term Intercompany Receivables                                         0
Inventories                                                                 0
Other Current Assets                                                        0
                                                                     --------
      TOTAL CURRENT ASSETS                                                  0

Land and Buildings                                                          0
   Machinery & Equipment                                                    0
   Construction In Progress                                                 0
                                                                     --------
   Total Fixed Assets                                                       0
   Accumulated Depreciation                                                 0
                                                                     --------
      NET FIXED ASSETS                                                      0

   Investment In Subsidiaries                                               0
Investment In European Operations                                           0
   Long-Term Intercompany Receivables                                       0
   Deferred Taxes, Long-Term Asset                                          0
   Other Assets                                                             0
                                                                     --------
      TOTAL ASSETS                                                   $      0
                                                                     ========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                     $      0
Wages and Salaries  (See schedule)                                          0
Taxes Payable - (See schedule)                                              0
                                                                     --------
      TOTAL POST PETITION LIABILITIES                                       0

SECURED LIABILITIES:
SECURED BANK DEBT                                                           0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                     0
   Accrued Tax - State                                                      0
   Accrued Property Taxes                                                   0
   Accrued Workers Comp.                                                  751
   Accrued Payroll                                                          0
Accrued Payroll Taxes                                                       0
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                751

UNSECURED LIABILITIES
Accounts Payable                                                            0
Senior & IDR Bonds                                                          0
                                                                     --------
TOTAL UNSECURED LIABILITIES                                                 0

OTHER LIABILITIES
Accrued Liabilities                                                         0
Short-Term Intercompany Payables                                            0
   Capital Leases                                                           0
   Retirement Benefits                                                      0
   Deferred Taxes - Long-Term Liability                                     0
   Other Long-Term Liabilities                                              0
   Long-Term Intercompany Payables                                     33,239
   Minority Interest                                                        0
                                                                     --------
      TOTAL LIABILITIES                                                33,990

   Common Stock                                                             0
   Capital In Excess Of Par Value                                      49,000
Retained Earnings - Prepetition                                       (82,685)
Retained Earnings - Post Petition                                        (305)
Equity In European Operations
   Accumulated Translation Adjustment                                       0
   Minimum Pension Liability Adjustment                                     0
   Unearned Restricted Stock                                                0
                                                                     --------
      TOTAL SHAREHOLDER EQUITY                                        (33,990)

                                                                     --------
      TOTAL LIABILITIES AND EQUITY                                   $      0
                                                                     ========

PERIOD ENDED: 1-31-05              IRONTON IRON, INC.             CASE #04-67603

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                               Balance
                                        as of      Accrued /   Payments /     as of
                                     12/31/2004   Withheld     Deposits     1/31/2005
                                     ----------   ----------   ----------   ---------
Income tax withheld: Federal              $0           $0           $0          $0
Income tax withheld: State                $0           $0           $0          $0
Income tax withheld: Local                $0           $0           $0          $0
FICA Withheld                             $0           $0           $0          $0
Employers FICA                            $0           $0           $0          $0
Unemployment Tax: Federal                 $0           $0           $0          $0
Unemployment Tax: State                   $0           $0           $0          $0
All Other Payroll W/H                     $0           $0           $0          $0
                                          $0           $0           $0          $0
State Taxes: Inc./Sales/Use/Excise        $0           $0           $0          $0
Property Taxes                            $0           $0           $0          $0
                                          $0
Workers Compensation                       0            0            0           0
                                         ---          ---          ---         ---

Total                                     $0           $0           $0          $0

Wages and Salaries                         0            0            0           0
                                         ---          ---          ---         ---
Grand Total                               $0           $0           $0          $0
                                         ===          ===          ===         ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                         Period Ending: JANUARY 31, 2005

                                                           IRONTON IRON, INC.
                                                           Case Number: 04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                  General   Payroll    Tax    Cash Coll.   Petty Cash
                                   Acct.     Acct.    Acct.      Acct.        Acct.
                                  -------   -------   -----   ----------   ----------
A. Beginning Balance              _______   _______   _____   __________   __________

B. Receipts
   (Attach separate schedule)     _______   _______   _____   __________   __________

C. Balance Available
   (A+B)                          _______   _______   _____   __________   __________

D. Less Disbursements
   (Attach separate schedule)     _______   _______   _____   __________   __________

E. Ending Balance
   (C-D)                                   N/A - COMPANY HAS NO BANK ACCOUNT

              (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK
                          STATEMENTS FROM EACH ACCOUNT)

General Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Payroll Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Tax Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________

Date: FEBRUARY 28, 2005                 ________________________________________
                                        Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   IRONTON IRON, INC.       Capacity:   ___   Shareholder
        Case Number: 04-67603                ___   Officer
                                             ___   Director
                                             ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                               Weekly    or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                   Weekly    or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                             Weekly    or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                           Weekly    or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                              Ironton Iron, Inc.
                                                           Case Number: 04-67603

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE         CARRIER         POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67606
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.             )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                       CASE #04-67606
                                                          LYNCHBURG
                                                           FOUNDRY
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                     $8,351           $ 30,458

Cost of Goods Sold
Materials and Freight                             3,781             14,535
Wages - Hourly                                    1,273              4,820
Wages-Salary                                        331              1,316
Employee Benefits and Pension                       921              3,677
   Repairs & Maintenance                            445              1,878
Supplies                                            561              2,222
Utilities                                           391              1,187
Purchased Components/Services                       163                716
Income(loss) from Pattern Sales                      (8)                (3)
   Fixed Asset - (gain/loss)                         --                (40)
   MIS Expense                                       34                147
   Travel & Entertainment                             1                  4
   Other Variable Costs                             290              2,123
   Depreciation & Amortization                      209                848
   Other Allocated Fixed Costs                       --                 --
   Other Fixed Costs                                119                462
                                                 ------           --------
Cost of Goods Sold                                8,511             33,892

Gross Profit                                       (160)            (3,434)

Plant SG&A Expense                                   --                 --
SG&A Expense - Allocation (Sched 1)                 193                730
   Other Operating Expenses                          --                260
                                                 ------           --------
   Total Operating Expenses                         193                990
Operating Profit                                   (353)            (4,424)
   Outside Interest Income                           --                 --
   Outside Interest (Expense)                        --                 --
   Intercompany Interest Income                      --                 --
   Intercompany Interest (Expense)                  (26)               (85)
   Charges (From) Affiliates                         --                 --
   Charges To Affiliates                             --                 --
Income/Loss From European Operations                 --                 --
   Other Income/(Expense)                             9                  9
                                                 ------           --------
   Total Non-Operating Expenses                     (17)               (76)
   Income Before Income Taxes                      (370)            (4,500)
   Income Tax Expense                                --                 --
                                                 ------           --------
   Net Income                                     ($370)           ($4,500)
                                                 ======           ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         January
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         ------
                                                                         $2,174
                                                                         ======

Allocation:
Wagner Castings                                                             191
Northern Castings                                                            50
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      259
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Intermet Corporation                                                        524
                                                                         ------
Total                                                                    $2,174
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                                  CASE #04-67606
                                                                  --------------
                                                                     LYNCHBURG
                                                                      FOUNDRY
                                                                  --------------
Cash And Equivalents                                                 $      0
Accounts Receivable                                                     8,587
Short-Term Intercompany Receivables                                        49
Inventories                                                             4,781
Other Current Assets                                                      198
                                                                     --------
      TOTAL CURRENT ASSETS                                             13,615

Land and Buildings                                                     19,915
   Machinery & Equipment                                               53,034
   Construction In Progress                                                14
                                                                     --------
   Total Fixed Assets                                                  72,963
   Accumulated Depreciation                                           (58,163)
                                                                     --------
      NET FIXED ASSETS                                                 14,800

   Investment In Subsidiaries                                               0
Investment In European Operations                                           0
   Long-Term Intercompany Receivables                                   1,383
   Deferred Taxes, Long-Term Asset                                          0
   Other Assets                                                           226
                                                                     --------
      TOTAL ASSETS                                                   $ 30,024
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                     $    653
Wages and Salaries (See schedule)                                         362
Taxes Payable - (See schedule)                                            381
                                                                     --------
      TOTAL POST PETITION LIABILITIES                                   1,396

SECURED LIABILITIES:
SECURED BANK DEBT                                                           0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                     0
   Accrued Tax - State                                                      0
   Accrued Property Taxes                                                   0
   Accrued Workers Comp.                                                1,898
   Accrued Payroll                                                          0
Accrued Payroll Taxes                                                       0
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                              1,898

UNSECURED LIABILITIES
Accounts Payable                                                        7,589
Senior  & IDR Bonds                                                         0
                                                                     --------
TOTAL UNSECURED LIABILITIES                                             7,589

OTHER LIABILITIES
Accrued Liabilities                                                     2,514
Short-Term Intercompany Payables                                           31
Capital Leases                                                              0
   Retirement Benefits                                                    271
   Deferred Taxes - Long-Term Liability                                     0
   Other Long-Term Liabilities                                          2,341
   Long-Term Intercompany Payables                                         73
   Minority Interest                                                        0
                                                                     --------
      TOTAL LIABILITIES                                                16,113

   Common Stock                                                             0
   Capital In Excess Of Par Value                                           0
Retained Earnings - Prepetition                                        18,411
Retained Earnings - Post Petition                                      (4,500)
Equity In European Operations                                               0
   Accumulated Translation Adjustment                                       0
   Minimum Pension Liability Adjustment                                     0
   Unearned Restricted Stock                                                0
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                               13,911
                                                                     --------
      TOTAL LIABILITIES AND EQUITY                                   $ 30,024
                                                                     ========

PERIOD ENDED: 1-31-05       LYNCHBURG FOUNDRY (ARCHER CREEK)      CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                Balance
                                       as of      Accrued /    Payments /     as of
                                      12/31/04     Withheld     Deposits     01/31/05
                                     ---------   -----------   ----------   ---------
Income tax withheld: Federal         $       0   ($  181,996)  $  181,996   $       0
Income tax withheld: State                   0       (69,552)      69,552           0
Income tax withheld: Local                   0             0            0           0
FICA Withheld                                0      (115,537)     115,537           0
Employers FICA                          (9,659)     (136,040)     116,294     (29,405)
Unemployment Tax: Federal               (1,011)      (14,283)           0     (15,294)
Unemployment Tax: State                 (8,366)     (101,455)           0    (109,821)
All Other Payroll W/H                  (29,648)      (84,193)      82,776     (31,066)

State Taxes: Inc./Sales/Use/Excise     (45,416)       (3,000)         732     (47,684)
Property Taxes                               0       (25,262)           0     (25,262)

Workers Compensation                   (70,500)      (31,750)           0    (102,250)
                                     ---------   -----------   ----------   ---------
Total                                ($164,600)  ($  763,068)  $  566,887   ($360,782)

Wages and Salaries                    (126,372)   (1,708,888)   1,473,424    (361,836)
                                     ---------   -----------   ----------   ---------
Grand Total                          ($290,973)  ($2,471,955)  $2,040,310   ($722,617)
                                     =========   ===========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total       0-30 Days    30-60 Days   Over 60 Days
----------------------------   ----------   ------------   ----------   ------------
Accounts Payable               $  653,299     649,298.57     4,000.00            --
Accounts Receivable            $8,897,010   8,676,574.63    10,443.62    209,991.39

PERIOD ENDED: 1-31-05         LYNCHBURG FOUNDRY (RADFORD)         CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                               Balance
                                        as of      Accrued /   Payments /     as of
                                     12/31/2004   Withheld     Deposits     1/31/2005
                                     ----------   ----------   ----------   ---------
Income tax withheld: Federal          $      0     ($ 1,140)     $1,140      $      0
Income tax withheld: State                   0         (505)        505             0
Income tax withheld: Local                   0            0           0             0
FICA Withheld                                0         (810)        810             0
Employers FICA                               0         (810)        810             0
Unemployment Tax: Federal                    0            0           0             0
Unemployment Tax: State                      0            0           0             0
All Other Payroll W/H                   (1,762)        (319)      2,081             0

State Taxes: Inc./Sales/Use/Excise           0            0           0             0
Property Taxes                         (10,491)     (10,000)          0       (20,491)

Workers Compensation                         0            0           0             0
                                      --------      -------      ------     ---------
Total                                 ($12,254)    ($13,584)     $5,346      ($20,491)

Wages and Salaries                           0            0           0             0
                                      --------      -------      ------     ---------
Grand Total                           ($12,254)    ($13,584)     $5,346      ($20,491)
                                      ========      =======      ======     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                         Total    0-30 Days   30-60 Days   Over 60 Days
--------------------------------   -------   ---------   ----------   ------------
Accounts Payable - Post Petition   $     0       $0          $0          $     0
Accounts Receivable -Pre & Post    $37,500       $0          $0          $37,500


INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                              CASE # 04-67606
                                                    LYNCHBURG FOUNDRIES - ARCHER CREEK
                                              -----------------------------------------------
                          ACCOUNT TYPE           LOCKBOX 77314        DEPOSIT          AP
                            ACCOUNT #               1599583          5401086466    2770716393
                              BANK            Bank One - Inactive    Stan. Fed.    Stan. Fed.
                          ------------        -------------------   -----------   -----------
BEGINNING BANK BALANCE                                 --                    --            --
RECEIPTS                                               --             2,711,332            --
TRANSFERS IN  (CORPORATE)                              --                    --     1,550,350
DIP INFLOW                                             --                    --            --
DISBURSEMENTS                                          --                    --    (1,550,350)
TRANSFERS OUT (CORPORATE)                              --            (2,711,332)           --
DIP REPAYMENT                                          --                    --            --
                                                      ---           -----------     ---------
ENDING BANK BALANCE                                    --                    --            --


                                                                              CASE # 04-67606
                                                                    LYNCHBURG FOUNDRIES - ARCHER CREEK
                                                                  --------------------------------------
                          ACCOUNT TYPE                            PR (HOURLY)   PR (SALARY)
                            ACCOUNT #                              2770716385    2770716690
                              BANK                                 Stan. Fed.    Stan. Fed.      TOTAL
                          ------------                            -----------   -----------   ----------
BEGINNING BANK BALANCE                                                    --             --           --
RECEIPTS                                                               4,257             --    2,715,589
TRANSFERS IN  (CORPORATE)                                          1,319,954        361,651    3,231,955
DIP INFLOW                                                                --             --           --
DISBURSEMENTS                                                     (1,324,211)      (361,651)  (3,236,212)
TRANSFERS OUT (CORPORATE)                                                 --             --   (2,711,332)
DIP REPAYMENT                                                             --             --           --
                                                                   ---------        -------    ---------
ENDING BANK BALANCE                                                       --             --        (0.00)

WIRES PAID FOR BY CORPORATE                                                                    4,932,084
CHECKS ISSUED                                                                                  1,411,999
                                                                                             -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                 $ 6,344,083
                                                                                             ===========

OUTSTANDING CHECKS AS OF DECEMBER 31                                                             632,686
VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                                                           (2)
CHECKS ISSUED IN JANUARY                                                                       1,411,999
CHECK CLEARED IN JANUARY                                                                      (1,550,350)
                                                                                             -----------
OUTSTANDING CHECKS AS OF JANUARY 31 (SEE OUTSTANDING CHECKLIST)                              $494,332.84
                                                                                             ===========


LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
JANUARY 2005

                            VENDOR                           TOTAL DISBURSEMENTS
                            ------                           -------------------
AC CONTROLS CO                                                   $    455.99
ACTION MACHINERY                                                    1,511.41
ADVANCED CARBIDE TOOL                                               6,076.86
ADVANCED COMMUNICATIONS & ELEC                                        236.63
AETNA U.S. HEALTHCARE                                              13,517.66
AFP INDUSTRIES                                                        438.46
AG JEFFERSON                                                          494.90
AGFA NDT, INC                                                       2,822.66
AIR MONITOR CORPORATION                                               801.95
AIR PRODUCTS AND CHEMICALS                                          2,339.81
AIRGAS MID-AMERICA                                                  1,617.85
ALABAMA BY-PRODUCTS                                               416,630.14
ALLENTOWN EQUIPMENT                                                    30.13
ALLIED MINERAL PRODUCTS                                            22,947.74
ALLOR MFG                                                           1,998.88
ALLTEL                                                                291.47
ALPHA OMEGA RESOURCES                                               2,190.75
AMERICAN ELECTRIC POWER                                           176,743.05
AMERICAN FOUNDRY SOCIETY                                               45.00
AMERICAN INSTRUMENT CORP                                               52.71
AMERIGAS - LYNCHBURG-MONROE                                        13,023.90
AMX PERFORMANCE CO                                                    705.00
APPARATUS REPAIR SERVICES                                           1,700.00
APPLIED IND. TECHNOLOGIES                                          14,381.10
APPOMATTOX GENERAL DISTRICT COURT                                     108.74
APPOMATTOX GLASS & STOREFRONT                                         329.75
ARAMARK UNIFORM SERVICES                                            2,294.26
ARCET EQUIPMENT                                                     1,640.71
AT&T                                                                  600.77
ATLANTIC COAST TOYOTALIFT                                           3,466.60
ATL-EAST TAG & LABEL                                                  532.77
ATMOSPHERE ANNEALING                                                2,918.54
AUTOCOM MANUFACTURING                                             238,420.20
BANKS COMPANY                                                         498.52
BARKER-JENNINGS                                                     7,565.09
BFI                                                                35,798.90
BMG METALS                                                          6,331.38
BOND, CYNTHIA GALLIER                                                 277.14
BOULEVARD PROPERTIES                                                  821.25
BOWMAN LOCKSMITH                                                       13.52
BOXLEY AGGREGATES                                                   8,255.59
BRC COMPANY                                                        24,459.37
BRENNTAG SOUTHEAST                                                    957.78
BRIGHTWELL, FLORELLA                                                   17.00
BWI DISTRIBUTION, INC                                                 750.00

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
JANUARY 2005

                            VENDOR                           TOTAL DISBURSEMENTS
                            ------                           -------------------
C ARTHUR WEAVER                                                      1,265.84
C H WHITE CONSTRUCTION                                               8,500.00
C&C TOOL & SUPPLY                                                       92.66
CALLOWAY, SHERMAN E., SR.                                              621.00
CAMPBELL COUNTY TREASURER                                            1,398.52
CAMPBELL GEN DISTRICT COURT                                            256.29
CAMPBELL, DELANO, JR                                                   100.00
CAMPBELL-PAYNE                                                         536.64
CANDLER OIL                                                         27,998.56
CAPP, INC.                                                             412.90
CARCO INC                                                              197.42
CARLTON GROUP                                                        5,500.00
CAROLINA FLUID COMPONENTS                                              138.32
CARTER MACHINERY                                                     9,780.98
CASTEC, INC                                                            855.20
CC METALS & ALLOYS                                                 151,670.46
CEILCOTE AIR POLLUTION                                                 260.62
CENTRA HEALTH                                                           93.57
CENTRAL TRANSPORT                                                      427.31
CENTRAL VA COMMUNITY COLLEGE                                         1,298.65
CENTRAL VA FAMILY PHYSICIANS                                           240.61
CENTRAL VA INDUSTRIES                                                1,120.63
CHAMPION CHISEL WORKS                                                1,685.20
CHEMICALS & SOLVENTS                                                   404.95
CHICAGO FREIGHT CAR LEASING                                          5,923.31
CITY OF LYNCHBURG                                                      265.00
CLARENCE E. WILLIAMS                                                 4,731.54
COLE-PALMER INSTRUMENT                                                 347.95
COLUMBIA GAS                                                         7,464.48
COMMERICAL STEEL ERECTION                                           28,000.00
CONSUMER DORIN ADAMS                                                27,083.66
CONTROL CHIEF CORP                                                   2,374.93
CONTROL CORP OF AMERICA                                                907.89
CONTROL EQUIPMENT CO                                                   296.70
CROSS SALES & ENGINEERING                                              601.55
CSXT                                                                    75.00
DAVID J. JOSEPH                                                  2,113,400.54
DAY-TIMERS                                                             784.89
DETEK                                                                1,203.00
DICK HARRIS & SON TRUCK                                             14,829.96
DIKE-O-SEAL                                                            926.42
DM&E RAILROAD                                                       69,138.04
DODSON BROS. EXTERMINATING                                             708.00
DRS. NEWMAN, BLACKSTOCK                                                151.00
EASTERN N D T INC                                                      566.70
ECK SUPPLY                                                           8,799.88

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
JANUARY 2005

                            VENDOR                           TOTAL DISBURSEMENTS
                            ------                           -------------------
EDWARDS MEDICAL SUPPLY                                                 52.56
EDWARDS, JOHNNY L.                                                    100.00
ELECTRIC MELTING                                                      900.98
ELECTRONICS REPAIR CENTER                                             440.00
ELECTRO-NITE CO                                                       495.00
ELKEM METALS                                                      106,229.56
ELY CRANE AND HOIST                                                   805.99
ENGINEERING CHEMISTRY                                               1,613.00
EQUIPMENT MERCHANTS                                                 2,142.00
EQUIPMENT MERCHANTS, INTL                                           2,828.70
EUTECTIC CORPORATION                                                  348.16
FAMILY SUPPORT REGISTRY                                               543.24
FARGO WEAR                                                         21,348.24
FARM SERVICE CO.                                                      171.85
FEI LYNCHBURG #75                                                     394.15
FERBEE-JOHNSON CO                                                   4,814.19
FILTRATION TECHNOLOGY                                                 481.28
FIRE & SAFETY EQUIPMENT                                             1,505.40
FOSECO                                                             57,264.48
FOSTER ELECTRIC CO                                                  1,769.77
FREEMAN MFG & SUPPLY                                                   83.79
FRISCHKORN, INC                                                        47.40
G E SUPPLY                                                            296.45
G. NEIL DIRECT MAIL, INC                                               57.93
G.E. CAPITAL                                                        7,228.00
GAS EQUIPMENT SUPPLY CO                                                49.77
GENERAL KINEMATICS                                                  9,901.88
GENESIS ADVANTAGE SERVICES                                            653.09
GILMER SUPPLY                                                       1,240.61
GLOBAL STONE JAMES RIVER                                            8,000.00
GLOBE METALLURGICAL                                               246,024.00
H.R. DIRECT                                                            76.50
HA INTERNATIONAL                                                   37,877.65
HACH CHEMICAL COMPANY                                                  55.50
HAJOCA CORPORATION                                                    577.58
HALIFAX GENERAL DISTRICT COURT                                        351.59
HARBISON-WALKER REFRACTORIES                                       12,546.84
HELEN P. PARRISH                                                      207.00
HERAEUS ELECTRO-NITE CO                                            11,985.19
HERBERT L. BESKIN                                                   7,481.00
HI TECH MACHINING, LLC                                              4,880.45
HILL AND GRIFFITH                                                  12,163.39
HOMESTEAD MATERIALS HANDLING                                        1,065.00
HOPKINS, WILLIAM D                                                    136.90
HORSEHEAD RESOURCE DVLP                                             4,200.00
HUBBELL INDUSTRIAL CONTROLS                                         2,163.08

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
JANUARY 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
I.A.M. NATIONAL PENSION FUND                                       1,865.75
INDUSTRIAL CONTROLS                                                2,327.40
INDUSTRIAL SUPPLY CORP                                             4,968.94
INGERSOLL-RAND CO                                                    119.36
INTERNATIONAL ASSOC                                                  432.00
INTERSTATE BATTERY                                                    95.85
INT-L SURFACE CORPORATION                                          5,742.37
IPSWITCH, INC                                                        125.00
J S PRODUCTS                                                          82.49
J.P. NISSEN CO                                                       105.21
JACKSON WANDA K                                                      396.92
JACKSON, LAWRENCE                                                    215.00
JAMES D. ENGLISH                                                   9,993.45
JAMES T. DAVIS                                                       676.50
JDN LEASING                                                        3,500.00
JEFFERSON GALLERIES                                                2,460.98
JOHN E. FOLTZ                                                         30.00
JOHNSON DIVERSE/DUBOIS                                             3,217.50
JUNIOR ACHIEVEMENT                                                    84.00
KEETER-DIXON-PEARRE                                                  370.00
KENT RUDBECK                                                         480.00
LAWRENCE EQUIPMENT                                                   950.27
LEWIS, ANGELA V.                                                     369.20
LINA                                                                 216.50
LINDA TOMLIN                                                         307.83
LIVINGSTON AND HAVEN                                                 189.25
LYNCHBURG GEN. DISTRICT COURT                                        108.73
LYNCHBURG INTERNAL MEDICINE                                          350.00
LYNCHBURG RAMADA INN                                                 420.00
LYNCHBURG READY MIX                                                  301.00
LYNCHBURG REGIONAL CHAMBER OF COMMERCE                               589.50
M & R CONSTRUCTORS INC                                            25,140.00
MAGNETEK INDUSTRIAL CONTROLS                                       1,170.87
MANPOWER                                                             953.04
MARSH, ALFRED                                                         90.00
MAXIM SYSTEMS                                                        140.34
MAYBERRY, SUSIE                                                      154.46
MCMASTER-CARR SUPPLY                                                  90.83
MEDICAL ASSOCIATES OF CENTRAL VA                                     350.00
METAL MARKER MFG                                                   1,856.65
METSO MINERALS IND                                                   310.73
MILLENIUM TECNOLOGIES                                              3,500.00
MONROE, SARAH                                                      2,658.48
MOORE'S MACHINE CO                                                11,714.00
MOTION INDUSTRIES                                                  1,286.98
NABTESCO MOTION CONTROL, INC                                         236.98

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
JANUARY 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
NATIONAL AUTO PARTS                                                    317.10
NATIONAL MATERIAL TRADING                                          118,921.46
OMNISOURCE FT WAYNE                                              1,047,509.68
PALLETONE OF VA                                                      4,933.04
PGS, INC                                                                37.95
PIEDMONT FOUNDRY SUPPLY                                             62,656.24
PIEDMONT PLASTICS                                                    1,349.75
PITNEY BOWES CREDIT CORP                                             3,278.00
PORTER WARNER IND                                                   87,420.13
POSTMASTER                                                             200.54
POTOMAC ENVIRONMENTAL                                                1,468.00
PRECISION HYDRAULICS CO                                                995.54
PRIMETRADE                                                         220,293.96
PRINCE EDWARD CIRCUIT COURT                                            108.73
PRINCE EDWARD COMBINED COURT                                           108.73
PROCHEM ANALYTICAL                                                   1,290.00
PROFORMA                                                             1,585.85
PROVIDENT LIFE & ACCIDENT                                            2,393.68
QSI, INC                                                               460.46
R.I. LAMPUS                                                         81,216.00
REBECCA B. CONNELLY                                                    600.00
RED HILL GRINDING WHEEL                                              6,835.24
REXEL                                                                3,397.50
RICHARD GIVENS                                                          13.65
RICHMOND SECURITY SERVICES                                           9,783.60
ROBERTS SINTO CORP                                                     236.77
ROURA IRON WORKS, INC                                                  105.50
RSC                                                                  4,250.72
SAE INTERNATIONAL                                                       90.00
SAFETY-KLEEN                                                           396.00
SAF-GARD SAFETY SHOE                                                   259.98
SERVICE FIRST                                                          245.70
SERVICE PRINTING                                                       611.00
SHEPHERDS FABRICS & SUPLS                                               84.00
SMITH SERVICES                                                      10,495.24
SOUTHERN AIR                                                         1,410.00
SOUTHERN FIRST AID SUPPLY                                              128.55
SOUTHERN MAINTENANCE SUPPLY                                          1,812.94
SPECIAL K LANDSCAPING                                                1,450.00
SPECIALTY FOUNDRY PRODUCTS                                          16,382.16
STAHL, INC                                                             963.48
STANDARD GAUGE ENGINEERING                                           2,000.00
STERICYCLE INC                                                          51.84
SUPERIOR GRAPHITE                                                   24,153.76
TEMPLETON'S MKT                                                        485.48
TENNANT COMPANY                                                        499.56

LYNCHBURG FOUNDRY, INC.(ARCHER CREEK)                          CASE NO. 04-67606
CASH DISBURSEMENTS
JANUARY 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
THE MASA CORP                                                        1,269.87
THERMO ELECTRON SCIENTIFIC                                             100.42
THOMPSON TRUCKING                                                   43,557.42
TIME TECHNOLOGIES                                                      532.95
TORRENCE PLUMBING                                                    2,487.00
TRANE                                                                1,125.00
TRANSMAN                                                            10,953.24
TREASURER OF VA                                                     16,204.65
TUSCOLA SAGINAW BAY RAILWAY                                         62,200.48
UMETCO INC                                                          11,550.00
UNITED HYDRAULICS INC                                               14,599.35
UNITED WAY OF CENTRAL VA                                             2,172.63
URS                                                                  1,400.00
VA CAROLINA BELTING                                                  9,812.34
VA DEPT OF TAX                                                       1,131.65
VA FLUID POWER                                                         213.00
VALLEY FASTENERS                                                     4,362.99
VBS                                                                  1,531.34
VERIZON                                                                133.61
VIRGINIA CAROLINA CONTROLS                                             236.00
VIRGINIA METAL SERVICE                                                 103.20
VIRGINIA POWER ENERGY MARKETING                                    145,000.00
VROBEL, WALT                                                            62.24
W.E.L. ENTERPRISES                                                   6,489.00
WASTE MANAGEMENT                                                     1,859.01
WEBER MARKING SYSTEMS                                                2,958.76
WENDT DUNNINGTON                                                       346.51
WESTERN VIRGINIA SERVICE, INC                                          380.00
WEXFORD SAND COMPANY                                                23,700.00
WHEELABRATOR ABRASIVES                                              44,110.00
WILLIAMSON & WILMER                                                    511.91
WILSON WELDING CO                                                   10,350.00
WILSON/SHORE INSTRUMENTS                                               210.74
WILSON'S SEPTIC TANK SERVICE                                         1,050.00
WOOTEN, MATTHEW                                                        273.40
XEROX CORPORATION                                                    2,330.54
XPEDX                                                               10,593.91
                                                                -------------
                                                                $6,344,082.87
                                                                =============

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT 1/31/05

ARCHER CREEK - BANK RECONCILIATION

Bank Balance                                                        $        --

Actual Outstanding Checks                                            494,332.84
Prepetition Checks Voided in February                                 12,819.00
Misc Reconciling Items Adjusted in February                           (1,944.78)
                                                                    -----------
                                                                     505,207.06

Unadjusted GL Balance                                                505,207.06
                                                                    -----------
Difference                                                          $        --
                                                                    ===========

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

   DATE      CHECK   OUTSTANDING
----------   -----   -----------
 10/8/2004   15418    $    28.35
 10/8/2004   15421         28.35
 10/8/2004   15419         85.61
10/11/2004   15430         52.67
10/14/2004   15447         42.76
10/15/2004   15452        296.64
10/15/2004   15470        518.33
10/22/2004   15555         48.50
 11/5/2004   15747        820.77
12/21/2004   16557        592.90
12/21/2004   16551      1,464.88
  1/4/2005   16756         30.41
  1/5/2005   16805         15.90
  1/5/2005   16804      1,263.56
  1/7/2005   16906         99.23
 1/11/2005   16943         10.50
 1/11/2005   16941         31.00
 1/11/2005   16947         60.00
 1/11/2005   16942         62.48
 1/11/2005   16940        672.56
 1/13/2005   16960      3,500.00
 1/14/2005   17041      2,328.48
 1/14/2005   17013        621.00
 1/14/2005   17044         50.00
 1/17/2005   17050         43.81
 1/18/2005   17053        236.98
 1/18/2005   17081        348.16
 1/18/2005   17086        794.85
 1/18/2005   17085        956.00
 1/18/2005   17083      1,366.20
 1/18/2005   17082      2,550.24
 1/18/2005   17069        307.83
 1/19/2005   17093      2,958.27
 1/20/2005   17098      2,222.00
 1/21/2005   17176         13.50
 1/21/2005   17175         19.57
 1/21/2005   17189         28.69
 1/21/2005   17121         57.93
 1/21/2005   17106        106.36
 1/21/2005   17129        125.00
 1/21/2005   17143        213.00
 1/21/2005   17194        339.00
 1/21/2005   17202        346.18
 1/21/2005   17131        604.09
 1/21/2005   17122        653.09
 1/21/2005   17206      4,286.28
 1/21/2005   17154      7,464.48
 1/21/2005   17152        100.00
 1/21/2005   17155        100.00
 1/21/2005   17153         93.57
 1/21/2005   17160         90.00
 1/24/2005   17207     23,409.75
 1/25/2005   17229         37.42
 1/25/2005   17211         49.77
 1/25/2005   17210         83.79
 1/25/2005   17240         84.22

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

  DATE      CHECK   OUTSTANDING
---------   -----   -----------
1/25/2005   17236       100.42
1/25/2005   17228       160.00
1/25/2005   17241       213.46
1/25/2005   17224       554.00
1/25/2005   17225     1,037.95
1/25/2005   17222     1,468.00
1/25/2005   17235     2,828.70
1/25/2005   17223     8,526.82
1/26/2005   17242    28,812.00
1/27/2005   17247       172.03
1/27/2005   17250       855.20
1/27/2005   17245     3,500.00
1/27/2005   17251     4,000.00
1/27/2005   17246     7,108.00
1/28/2005   17338         8.76
1/28/2005   17305        11.50
1/28/2005   17313        15.16
1/28/2005   17322        18.00
1/28/2005   17325        20.80
1/28/2005   17332        24.80
1/28/2005   17330        26.94
1/28/2005   17331        29.04
1/28/2005   17307        29.75
1/28/2005   17304        30.96
1/28/2005   17343        44.12
1/28/2005   17312        77.50
1/28/2005   17317        77.95
1/28/2005   17326       109.95
1/28/2005   17335       119.50
1/28/2005   17259       123.59
1/28/2005   17308       130.00
1/28/2005   17311       130.00
1/28/2005   17262       151.00
1/28/2005   17341       151.30
1/28/2005   17333       186.71
1/28/2005   17319       200.21
1/28/2005   17261       203.74
1/28/2005   17328       220.00
1/28/2005   17352       225.00
1/28/2005   17340       236.00
1/28/2005   17324       246.98
1/28/2005   17314       247.94
1/28/2005   17309       260.00
1/28/2005   17290       265.00
1/28/2005   17318       270.00
1/28/2005   17316       288.59
1/28/2005   17320       296.70
1/28/2005   17323       303.31
1/28/2005   17337       326.40
1/28/2005   17279       349.96
1/28/2005   17327       362.00
1/28/2005   17353       386.00
1/28/2005   17282       396.00
1/28/2005   17336       432.18
1/28/2005   17258       455.99

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

  DATE      CHECK   OUTSTANDING
---------   -----   -----------
1/28/2005   17257        494.90
1/28/2005   17270        495.00
1/28/2005   17263        498.52
1/28/2005   17297        519.00
1/28/2005   17287        552.00
1/28/2005   17286        574.61
1/28/2005   17281        623.00
1/28/2005   17265        638.85
1/28/2005   17278        675.00
1/28/2005   17266        750.45
1/28/2005   17310        780.00
1/28/2005   17315        862.16
1/28/2005   17321        960.00
1/28/2005   17274        981.78
1/28/2005   17283      1,346.63
1/28/2005   17339      1,349.75
1/28/2005   17268      1,398.52
1/28/2005   17284      1,400.00
1/28/2005   17342      1,434.00
1/28/2005   17288      1,674.70
1/28/2005   17351      1,700.00
1/28/2005   17276      2,066.78
1/28/2005   17329      2,142.00
1/28/2005   17275      2,586.83
1/28/2005   17306      2,600.00
1/28/2005   17269      2,750.00
1/28/2005   17350      2,918.54
1/28/2005   17280      3,655.01
1/28/2005   17654      4,068.40
1/28/2005   17349      4,880.45
1/28/2005   17302      5,054.30
1/28/2005   17334      5,183.88
1/28/2005   17285      5,391.05
1/28/2005   17271      5,581.45
1/28/2005   17277      7,059.00
1/28/2005   17292      7,481.00
1/28/2005   17264      8,072.20
1/28/2005   17267      8,500.00
1/28/2005   17346      9,003.75
1/28/2005   17348      9,250.56
1/28/2005   17272     12,163.39
1/28/2005   17303     12,439.68
1/28/2005   17260     22,947.74
1/28/2005   17347    145,000.00
1/28/2005   17294      9,993.45
1/28/2005   17299      4,285.89
1/28/2005   17300      1,984.53
1/28/2005   17298        600.00
1/28/2005   17296        154.46
1/28/2005   17291        146.28
1/28/2005   17293         99.23
1/28/2005   17289         92.38
1/28/2005   17295         92.30
1/28/2005   17301         62.24
1/28/2005   17344         50.00

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

  DATE      CHECK   OUTSTANDING
---------   -----   -----------
1/28/2005   17345         50.00
1/31/2005   17371         15.25
1/31/2005   17374         16.50
1/31/2005   17370         59.40
1/31/2005   17367         76.50
1/31/2005   17356        138.32
1/31/2005   17373        192.85
1/31/2005   17357        230.08
1/31/2005   17372        308.48
1/31/2005   17360        480.00
1/31/2005   17355        725.60
1/31/2005   17376        794.85
1/31/2005   17375      1,434.00
1/31/2005   17359      1,475.46
1/31/2005   17358      2,600.00
1/31/2005   17368      2,775.00
1/31/2005   17361     25,210.50
1/31/2005   17369         43.59

                     494,332.84

INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                    CASE # 04-67606
                                        LYNCHBURG FOUNDRIES - (RADFORD FOUNDRY)
                            --------------------------------------------------------------
       ACCOUNT TYPE         LOCKBOX 77307      DEPOSITORY                   AP
        ACCOUNT #              1599413         5401086474               2770716419
           BANK                Bank One     Standard Federal   Standard Federal - Inactive
-------------------------   -------------   ----------------   ---------------------------
BEGINNING BANK BALANCE            --                --                     --
RECEIPTS                         132                --                     --
TRANSFERS IN (CORPORATE)          --                --                     --
DIP INFLOW                        --                --                     --
DISBURSEMENTS                     --                --                     --
TRANSFERS OUT (CORPORATE)       (132)               --                     --
DIP REPAYMENT                     --                --                     --
                                ----               ---                    ---
ENDING BANK BALANCE               --                --                     --

                                                CASE # 04-67606
                                    LYNCHBURG FOUNDRIES - (RADFORD FOUNDRY)
                            ------------------------------------------------------
       ACCOUNT TYPE                 PR (HOURLY)              PR (SALARY)
        ACCOUNT #                    2770716401              2770716708
           BANK             Standard Federal - Inactive   Standard Federal   TOTAL
-------------------------   ---------------------------   ----------------   -----
BEGINNING BANK BALANCE                   --                       --           --
RECEIPTS                                 --                       --           --
TRANSFERS IN (CORPORATE)                 --                       --           --
DIP INFLOW                               --                       --           --
DISBURSEMENTS                            --                       --           --
TRANSFERS OUT (CORPORATE)                --                       --           --
DIP REPAYMENT                            --                       --           --
                                        ---                      ---          ---
ENDING BANK BALANCE                      --                       --           --

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   LYNCHBURG FOUNDRY, INC.   Capacity:   ___   Shareholder
        Case Number: 04-67606                 ___   Officer
                                              ___   Director
                                              ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Lynchburg Foundry, Inc.
                                                           Case Number: 04-67606

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67608
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.             )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                 CASE #04-67608
                                                    NORTHERN
                                                    CASTINGS
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
   Net Sales                              $1,649             $5,770

Cost of Goods Sold

Materials and Freight                        268              1,755
Wages - Hourly                               246                854
Wages-Salary                                  80                321
Employee Benefits and Pension                136                465
   Repairs & Maintenance                      98                257
Supplies                                      95                338
Utilities                                    180                550
Purchased Components/Services                 64                175
Income(loss) from Pattern Sales              (12)              (129)
   Fixed Asset - (gain/loss)                  --                 --
   MIS Expense                                10                 48
   Travel & Entertainment                      2                  5
   Other Variable Costs                       57                 49
   Depreciation & Amortization                43                169
   Other Allocated Fixed Costs                --                 --
   Other Fixed Costs                          22                 73
                                          ------             ------
Cost of Goods Sold                         1,289              4,930

Gross Profit                                 360                840

Plant SG&A Expense                            --                 --
SG&A Expense - Allocation (Sched 1)           51                192
   Other Operating Expenses                   --                 --
                                          ------             ------
   Total Operating Expenses                   51                192

   Operating Profit                          309                648

   Outside Interest Income                    --                 --
   Outside Interest (Expense)                 --                 --
   Intercompany Interest Income               --                 --
   Intercompany Interest (Expense)            (5)               (11)
   Charges (From) Affiliates                  --                 --
   Charges To Affiliates                      --                 --
Income/Loss From European Operations          --                 --
   Other Income/(Expense)                     --                 --
                                          ------             ------
   Total Non-Operating Expenses               (5)               (11)

   Income Before Income Taxes                304                637

   Income Tax Expense                          1                  4

                                          ------             ------
 Net Income                               $  303             $  633
                                          ======             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            January
                                            -------
Officer Compensation                         $  189
Salary Expense other Employees                1,097
Employee Benefits and Pension                   145
Payroll Taxes                                    96
Other Taxes                                       5
Rent and Lease Expense                          185
Interest Expense
Insurance                                        36
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    32
Depreciation                                     73
Travel and Entertainment                         58
Repairs and Maintenance                         111
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   131
Bank Fees                                        24
Public Reporting Fees                            16
Employee Relocation/Training                      0
Data Processing                                  20
Dues and Subscriptions                           20
Outside Services                                129
Project Development Costs net of Billings       133
Director Fees                                    25
Miscellaneous                                     5
Professional Fees - Bankruptcy                 (157)
Cost Allocation - Out                          (244)
                                             ------
                                             $2,174
                                             ======

Allocation:
Wagner Castings                                 191
Northern Castings                                50
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          259
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Intermet Corporation                            524
                                             ------
Total                                        $2,174
                                             ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                             CASE #04-67608
                                             --------------
                                                NORTHERN
                                                CASTINGS
                                             --------------
Cash And Equivalents                            $     0
Accounts Receivable                               2,166
Short-Term Intercompany Receivables                   0
Inventories                                         654
Other Current Assets                                 49
                                                -------
      TOTAL CURRENT ASSETS                        2,869

Land and Buildings                                2,266
   Machinery & Equipment                          8,644
   Construction In Progress                           0
                                                -------
   Total Fixed Assets                            10,910
   Accumulated Depreciation                      (9,192)
                                                -------
      NET FIXED ASSETS                            1,718

   Investment In Subsidiaries                         0
Investment In European Operations                     0
   Long-Term Intercompany Receivables            11,295
   Deferred Taxes, Long-Term Asset                    0
   Other Assets                                     121
                                                -------

      TOTAL ASSETS                              $16,003
                                                =======

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                $   215
Wages and Salaries (See schedule)                    67
Taxes Payable - (See schedule)                       40
                                                -------
   TOTAL POST PETITION LIABILITIES                  322

SECURED LIABILITIES:
SECURED BANK DEBT                                     0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                               0
   Accrued Tax - State                                0
   Accrued Property Taxes                            29
   Accrued Workers Comp.                             95
   Accrued Payroll                                    0
Accrued Payroll Taxes                                 0
                                                -------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES          124

UNSECURED LIABILITIES
Accounts Payable                                  1,661
Senior & IDR Bonds                                    0
                                                -------
TOTAL UNSECURED LIABILITIES                       1,661

OTHER LIABILITIES
Accrued Liabilities                                 343
Short-Term Intercompany Payables                      0
Capital Leases                                        0
   Retirement Benefits                                0
   Deferred Taxes - Long-Term Liability               0
   Other Long-Term Liabilities                        0
   Long-Term Intercompany Payables                    0
   Minority Interest                                  0
                                                -------
   TOTAL LIABILITIES                              2,450

   Common Stock                                       0
   Capital In Excess Of Par Value                 1,800
Retained Earnings - Prepetition                  11,120
Retained Earnings - Post Petition                   633
Equity In European Operations
   Accumulated Translation Adjustment                 0
   Minimum Pension Liability Adjustment               0
   Unearned Restricted Stock                          0
                                                -------
TOTAL SHAREHOLDER EQUITY                         13,553
                                                -------

   TOTAL LIABILITIES AND EQUITY                 $16,003
                                                =======

PERIOD ENDED: 1-31-05           NORTHERN CASTINGS CORP.           CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                              Balance
                                        as of     Accrued /   Payments /     as of
                                     12/31/2004    Withheld    Deposits     1/31/05
                                     ----------   ---------   ----------   ---------
Income tax withheld: Federal          ($ 3,004)   ($ 31,131)   $ 28,446    ($  5,688)
Income tax withheld: State              (1,431)     (14,019)     12,853       (2,597)
Income tax withheld: Local                   0            0           0            0
FICA Withheld                           (3,165)     (26,984)     24,997       (5,152)
Employers FICA                          (3,122)     (18,319)     16,585       (4,856)
Unemployment Tax: Federal                3,618       (6,742)      5,432        2,308
Unemployment Tax: State                      0            0           0            0
All Other Payroll W/H                        0            0           0            0

State Taxes: Inc./Sales/Use/Excise      (3,265)      (1,584)      3,265       (1,584)
Property Taxes                          (7,500)      (2,500)          0      (10,000)

Workers Compensation                   (12,000)         232           0      (11,768)
                                      --------    ---------    --------    ---------

Total                                 ($29,869)   ($101,047)   $ 91,578    ($ 39,338)

Wages and Salaries                     (47,058)     (36,373)     16,780      (66,650)
                                      --------    ---------    --------    ---------

Grand Total                           ($76,926)   ($137,420)   $108,359    ($105,988)
                                      ========    =========    ========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days   Over 60 Days
                               ----------   ----------   ----------   ------------
Accounts Payable               $  216,404   $  156,570    $113,089      ($53,255)
Accounts Receivable            $2,230,832   $2,044,832    $161,000       $25,000

                                        0            0           0             0

INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                                CASE # 04-67608
                                                                          NORTHERN CASTINGS (HIBBING)
                                               --------------------------------------------------------------------------------
                ACCOUNT TYPE                   LOCKBOX 77122     DEPOSIT         AP       PR (HOURLY)   PR (SALARY)
                 ACCOUNT #                        1261483       5401086458   2770716435    2770716427    2770716682
                    BANK                          Bank One      Stan. Fed.   Stan. Fed.    Stan. Fed.    Stan. Fed.     TOTAL
                ------------                   -------------   -----------   ----------   -----------   -----------   ---------
BEGINNING BANK BALANCE                                  --             --           --          --            --            --
RECEIPTS                                         210,152.94     368,518.24      451,455     217,596        66,877     1,314,599
TRANSFERS IN (CORPORATE)                                 --             --           --          --            --            --
DIP INFLOW                                               --             --     (451,455)   (217,596)      (66,877)     (735,928)
DISBURSEMENTS                                            --             --           --          --            --            --
TRANSFERS OUT (CORPORATE)                       (210,152.94)   (368,518.24)          --          --            --      (578,671)
DIP REPAYMENT                                            --             --           --          --            --            --
                                                -----------    -----------   ----------    --------       -------     ---------
ENDING BANK BALANCE                                      --             --           --          --            --         (0.00)

WIRES PAID FOR BY CORPORATE                                                     557,141       3,265                     560,406
CHECKS ISSUED                                                                   546,548
                                                                             ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
   RECONCILIATION)                                                           $1,103,689
                                                                             ==========

OUTSTANDING CHECKS AS OF DECEMBER 31                                             25,412
VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                                          --
CHECKS ISSUED IN JANUARY                                                        546,548
CHECK CLEARED IN JANUARY                                                       (448,190)
                                                                             ----------
OUTSTANDING CHECKS AS OF JANUARY 31
   (SEE OUTSTANDING CHECKLIST)                                               $  123,770
                                                                             ==========

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
JANUARY 2005

         VENDOR                                              TOTAL DISBURSEMENTS
         ------                                              -------------------
3 RIVERS                                                         $ 13,755.00
ADVANCED TECHNOLIGIES                                                  38.00
AETNA                                                               1,319.00
AIR POWER EQUIPMENT COR                                             1,047.00
AIRGAS - NORTH CENTRAL                                              3,890.00
ALTER TRADING CORPORATI                                            80,000.00
AMERICAN COLLOID COMPAN                                            21,967.00
AMERIPRIDE LINEN & APPA                                             2,031.00
APPLIED IND. TECH.                                                    603.00
B & R ENGINEERING SALES                                             3,392.00
BALDWIN SUPPLY, CO.                                                   502.00
BARR ENGINEERING                                                       11.00
BEAR COUNTRY MARKETING                                              1,330.00
BEHR IRON & STEEL CO.                                             310,000.00
BEHR SPECIALTY                                                      2,960.00
BOB SCOFIELD TRUCKING                                              13,750.00
CARPENTER BROTHERS, INC                                             3,900.00
CARQUEST AUTO PARTS, IN                                                81.00
CAST CORPORATION                                                    5,830.00
DISA INDUSTRIES, INC                                               10,335.00
DIXIE INDUSTRIAL FINISH                                             2,649.00
DYNAMIC AIR INC                                                     2,215.00
ELECTRONITE                                                         3,366.00
ELKEM METALS, INC                                                  92,352.99
EMSCO, INC.                                                         9,980.00
ERICKSON LBR                                                          105.00
EXPRESS PRINT 1, LTD.                                                 228.00
FASTENAL COMPANY                                                    1,200.00
FERRELLGAS                                                          3,850.00
FULL CIRCLE IMAGE                                                      20.00
GEORGE BOUGALIS (RENT)                                              1,200.00
GIL-MAR MANUFACTURING                                              98,030.00
GMP LOCAL                                                           1,626.00
GRAYBAR                                                               542.00
GREAT WESTERN                                                      26,134.00
GUARANTEED QUALITY CLEA                                             1,316.00
HI TEMP INCORPORATED                                                3,746.00
HR DIRECT                                                             135.00
HYTEST SAFETY FOOTWEAR                                                 30.00
INDUSTRIAL LUBRI                                                       65.00
J & W INSTRUMENTS, INC.                                               593.00
J. N. JOHNSON                                                         208.00
KOINS CORPORATION                                                   3,762.00
KONIECZNY TOOL & DIE CO                                               320.00
L & L RENTALS, INC.                                                 1,584.00

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
JANUARY 2005

          VENDOR                                             TOTAL DISBURSEMENTS
          ------                                             -------------------
LECO CORP                                                           5,000.00
LERCH BROTHERS, INC.                                                  280.00
LIFT PRO                                                              322.00
LINA                                                                    8.00
METOKOTE CORPORATION                                                4,446.00
MIDTOWN MACHINE & MECHA                                               192.00
MIDWEST COMPUTER DEPOT,                                               161.00
MILLER AND COMPANY                                                 51,740.00
MINNESOTA  CHILD SUPPORT                                            6,954.00
MINNESOTA BEARING COMPA                                                 8.00
MINNESOTA DEPT. OF REVENUE                                            779.00
MINNESOTA INDUSTRIES                                                4,540.00
MINNESOTA POWER                                                   110,926.00
MINNESOTA SUPPLY COMPAN                                                14.00
MINN-TECH  ELECTRONICS                                                338.00
misc                                                                1,947.00
MODERN PLATING CORPORAT                                               384.00
NATIONAL METAL ABRASIVE                                             6,600.00
NORTHERN TECHNOLOGIES I                                               155.00
OCCUPATIONAL DEV. CENTE                                             3,600.00
OFFICE NORTH, INC.                                                  1,668.00
OIL-TEC LABORATORIES                                                   16.00
OMNIDYNE                                                              499.00
PROVIDENT LIFE                                                        358.00
PUBLIC UTILITIES                                                   78,331.00
QUICK                                                                  85.00
R. E. NICHOLSON VENTURE                                               350.00
RADKO IRON & SUPPLY, IN                                             3,271.00
RADOTICH                                                               77.00
RANGE AUTO GLASS INC                                                   74.00
RANGE CORNICE ROOFING C                                               378.00
RANGE STEEL FABRICATORS                                             2,619.00
RANGE WATER CONDITIONIN                                                96.00
RASK ROGER                                                          1,496.00
SAFETY-KLEEN CORP.                                                    255.00
SECURITAS SEC SERV USA,                                             7,581.00
SIM SUPPLY, INC.                                                      915.00
SMITH BRUCE                                                         2,262.00
ST. LOUIS COUNTY                                                   10,000.00
STEARSWOOD                                                          9,164.00
SULLIVAN CANDY & SUPPLY                                               667.00
SUNRISE                                                                13.00
TDS METROCOM                                                          504.00
THERMO ELECTRON SCIENTI                                               341.00
TOWN AND COUNTRY ELECTR                                            18,230.00
TRANSMAN                                                            4,749.62

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
JANUARY 2005

        VENDOR                                               TOTAL DISBURSEMENTS
        ------                                               -------------------
TRIMARK INDUSTRIAL                                                     675.00
TRITEC OF MN. INC.                                                   7,032.00
UESCO INDUSTRIES, INC.                                                 549.00
UNIMIN CORPORATION                                                  11,700.00
VICKERS ENG.                                                         7,605.00
VISTA EYES                                                              98.00
WEBER MARKING SYSTEM                                                   804.00
WHEELABRATOR, INC                                                      834.00
                                                                -------------
                                                                $1,103,688.61
                                                                =============

NORTHERN CASTINGS CORP
CASE NO. 04-67608
AT 1/31/05

HIBBING - BANK RECONCILIATION

Bank Balance                    $        --

Actual Outstanding Checks        123,770.24

Unadjusted GL Balance            123,770.24
                                -----------
Difference                      $        --
                                ===========

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

  DATE      CHECK   OUTSTANDING
---------   -----   -----------
 1/5/2005   75913    $   12.50
1/10/2005   75928       329.09
1/17/2005   75973       329.03
1/19/2005   75987        28.20
1/19/2005   75992       499.22
1/25/2005   76006       549.47
1/26/2005   76011        38.00
1/26/2005   76012       137.39
1/26/2005   76013     1,050.56
1/26/2005   76014       667.31
1/26/2005   76015        11.18
1/26/2005   76017     3,900.00
1/26/2005   76018     5,830.00
1/26/2005   76019       541.82
1/26/2005   76020     8,693.08
1/26/2005   76021       329.09
1/26/2005   76022        30.28
1/26/2005   76023       593.00
1/26/2005   76024       208.13
1/26/2005   76025       100.00
1/26/2005   76026       191.70
1/26/2005   76027     1,096.16
1/26/2005   76028       155.48
1/26/2005   76029        16.00
1/26/2005   76030       189.00
1/26/2005   76031        47.93
1/26/2005   76032       127.80
1/26/2005   76033       855.45
1/26/2005   76034       441.98
1/26/2005   76035     2,000.00
1/26/2005   76036     5,846.40
1/26/2005   76037       450.00
1/26/2005   76038        50.00
1/26/2005   76039        50.00
1/26/2005   76040        50.00
1/26/2005   76041        50.00
1/26/2005   76042        84.60
1/26/2005   76043     2,645.86
1/26/2005   76044       892.98
1/27/2005   76047       295.34
1/27/2005   76048     2,905.10
1/27/2005   76053     2,049.45
1/27/2005   76054     3,366.15
1/27/2005   76056     3,762.00
1/27/2005   76057       150.00
1/27/2005   76058       963.83
1/27/2005   76059     3,756.71

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

  DATE      CHECK   OUTSTANDING
---------   -----   -----------
1/27/2005   76060      1,874.00
1/27/2005   76063     55,771.46
1/27/2005   76064      1,738.18
1/28/2005   76065        357.75
1/28/2005   76066      1,144.00
1/28/2005   76067      1,153.28
1/28/2005   76068        501.88
1/31/2005   76069      1,351.22
1/31/2005   76070      2,258.20
1/31/2005   76071      1,253.00
                    -----------
                    $123,770.24
                    ===========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   NORTHERN CASTINGS CORP.   Capacity:   ___   Shareholder
        Case Number: 04-67608                 ___   Officer
                                              ___   Director
                                              ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Northern Castings Corp.
                                                           Case Number: 04-67608

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE         CARRIER         POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67613
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
SUDBURY, INC.                       )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                  CASE # 04-67613
                                                      SUDBURY
                                                       INC.
                                       ------------------------------------
                                        Current Month    Total Since Filing
                                       ---------------   ------------------
Net Sales                                    $ 0              $      0

Cost of Goods Sold
Materials and Freight                         --                    --
Wages - Hourly                                --                    --
Wages-Salary                                  --                    --
Employee Benefits and Pension                 --                    --
   Repairs & Maintenance                      --                    --
Supplies                                      --                    --
Utilities                                     --                    --
Purchased Components/Services                 --                    --
Income(loss) from Pattern Sales               --                    --
   Fixed Asset - (gain/loss)                  --                    --
   MIS Expense                                --                    --
   Travel & Entertainment                     --                    --
   Other Variable Costs                       --                    --
   Depreciation & Amortization                --                   177
   Other Allocated Fixed Costs                --                    --
   Other Fixed Costs                          --                    (1)
                                             ---              --------
Cost of Goods Sold                            --                   176

Gross Profit                                  --                  (176)

Plant SG&A Expense                            --                    --
SG&A Expense - Allocation (Sched 1)           --                    --
   Other Operating Expenses                   --                62,559
                                             ---              --------
   Total Operating Expenses                   --                62,559

   Operating Profit                           --               (62,735)

   Outside Interest Income                    --                    --
   Outside Interest (Expense)                 --                    --
   Intercompany Interest Income               --                    --
   Intercompany Interest (Expense)            --                   (13)
   Charges (From) Affiliates                  --                    --
   Charges To Affiliates                      --                    --
Income/Loss From European Operations          --                    --
   Other Income/(Expense)                     --                    --
                                             ---              --------
   Total Non-Operating Expenses               --                   (13)

   Income Before Income Taxes                 --               (62,748)

   Income Tax Expense                         --                    --
                                             ---              --------
   Net Income                                $ 0              ($62,748)
                                             ===              ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                            January
                                            -------
Officer Compensation                         $  189
Salary Expense other Employees                1,097
Employee Benefits and Pension                   145
Payroll Taxes                                    96
Other Taxes                                       5
Rent and Lease Expense                          185
Interest Expense
Insurance                                        36
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    32
Depreciation                                     73
Travel and Entertainment                         58
Repairs and Maintenance                         111
Advertising/Promotion                             0
Supplies, Office Expense                         33

OTHER:
Contributions                                     0
Professional Fees - Audit/Tax                   131
Bank Fees                                        24
Public Reporting Fees                            16
Employee Relocation/Training                      0
Data Processing                                  20
Dues and Subscriptions                           20
Outside Services                                129
Project Development Costs net of Billings       133
Director Fees                                    25
Miscellaneous                                     5
Professional Fees - Bankruptcy                 (157)
Cost Allocation - Out                          (244)
                                             ------
                                             $2,174
                                             ======

Allocation:
Wagner Castings                                 191
Northern Castings                                50
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          259
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Intermet Corporation                            524
                                             ------
Total                                        $2,174
                                             ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                             CASE # 04-67613
                                                 SUDBURY
                                                   INC.
                                             ---------------
Cash And Equivalents                            $      0
Accounts Receivable                                    7
Short-Term Intercompany Receivables                    0
Inventories                                            0
Other Current Assets                                   0
                                                --------
      TOTAL CURRENT ASSETS                             7

Land and Buildings                                (2,077)
   Machinery & Equipment                         (23,412)
   Construction In Progress                            0
                                                --------
      Total Fixed Assets                         (25,489)
   Accumulated Depreciation                       25,489
                                                --------
      NET FIXED ASSETS                                 0

   Investment In Subsidiaries                          0
Investment In European Operations                      0
   Long-Term Intercompany Receivables             12,860
   Deferred Taxes, Long-Term Asset                     0
   Other Assets                                       77
                                                --------
      TOTAL ASSETS                              $ 12,944
                                                ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                $      0
Wages and Salaries  (See schedule)                     0
Taxes Payable - (See schedule)                         0
                                                --------
   TOTAL POST PETITION LIABILITIES                     0

SECURED LIABILITIES:
SECURED BANK DEBT                                      0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                           (2,031)
   Accrued Tax - State                                 0
   Accrued Property Taxes                             47
   Accrued Workers Comp.                               0
   Accrued Payroll                                     0
Accrued Payroll Taxes                                  0
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES        (1,984)

UNSECURED LIABILITIES
Accounts Payable                                       2
Senior  & IDR Bonds                                    0
                                                --------
TOTAL UNSECURED LIABILITIES                            2

OTHER LIABILITIES
Accrued Liabilities                                    2
Short-Term Intercompany Payables                       0
Capital Leases                                         0
   Retirement Benefits                                 0
   Deferred Taxes - Long-Term Liability                0
   Other Long-Term Liabilities                         0
   Long-Term Intercompany Payables                64,312
   Minority Interest                                   0
                                                --------
   TOTAL LIABILITIES                              62,332

   Common Stock                                        0
   Capital In Excess Of Par Value                 86,100
Retained Earnings - Prepetition                  (72,740)
Retained Earnings - Post Petition                (62,748)
Equity In European Operations                          0
   Accumulated Translation Adjustment                  0
   Minimum Pension Liability Adjustment                0
   Unearned Restricted Stock                           0
                                                --------
TOTAL SHAREHOLDER EQUITY                         (49,388)
                                                --------
   Total Liabilities And Equity                 $ 12,944
                                                ========

PERIOD ENDED: 1-31-05                 SUDBURY INC.                CASE #04-67613

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                              Balance
                                        as of     Accrued /   Payments /     as of
                                     12/31/2004    Withheld    Deposits    1/31/2005
                                     ----------   ---------   ----------   ---------
Income tax withheld: Federal             $0           $0          $0           $0
Income tax withheld: State               $0           $0          $0           $0
Income tax withheld: Local               $0           $0          $0           $0
FICA Withheld                            $0           $0          $0           $0
Employers FICA                           $0           $0          $0           $0
Unemployment Tax: Federal                $0           $0          $0           $0
Unemployment Tax: State                  $0           $0          $0           $0
All Other Payroll W/H                    $0           $0          $0           $0
                                         $0           $0          $0           $0
State Taxes: Inc./Sales/Use/Excise       $0           $0          $0           $0
Property Taxes                           $0           $0          $0           $0
                                         $0
Workers Compensation                      0            0           0            0
                                        ---          ---         ---          ---

Total                                    $0           $0          $0           $0

Wages and Salaries                        0            0           0            0
                                        ---          ---         ---          ---
Grand Total                              $0           $0          $0           $0
                                        ===          ===         ===          ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0              $0
Accounts Receivable                $0          $0          $7,000

INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                          CASE # 04-67613
                                           SUDBURY, INC.
                            ------------------------------------------
       ACCOUNT TYPE           INVESTMENT       INVESTMENT
        ACCOUNT #            413046662076     413046663076
           BANK             Morgan Stanley   Morgan Stanley     TOTAL
-------------------------   --------------   --------------   --------
BEGINNING BANK BALANCE          294,074            1,727       295,801
RECEIPTS                            430                2           433
TRANSFERS IN (CORPORATE)             --          294,000       294,000
DIP INFLOW                           --               --            --
DISBURSEMENTS                        --               --            --
TRANSFERS OUT (CORPORATE)      (294,000)              --      (294,000)
DIP REPAYMENT                        --               --            --
                               --------          -------      --------
ENDING BANK BALANCE                 505          295,729       296,234

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   SUDBURY, INC.           Capacity:   ___   Shareholder
        Case Number: 04-67613               ___   Officer
                                            ___   Director
                                            ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                                   Sudbury, Inc.
                                                           Case Number; 04-67613

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE         CARRIER         POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67602
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
SUDM, INC.                          )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

IN RE: SUDM, INC.                                              CASE NO. 04-67602

     All activity for SUDM, Inc. is reported in the consolidated Columbus Foundry operating report (Case #04-67609).

                             MONTHLY CASH STATEMENT

                         Period Ending: JANUARY 31, 2005

                                                           SUDM, INC.
                                                           Case Number: 04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                  General   Payroll    Tax    Cash Coll.   Petty Cash
                                   Acct.     Acct.    Acct.      Acct.        Acct.
                                  -------   -------   -----   ----------   ----------
A. Beginning Balance              _______   _______   _____   __________   __________

B. Receipts
   (Attach separate schedule)     _______   _______   _____   __________   __________

C. Balance Available
   (A+B)                          _______   _______   _____   __________   __________

D. Less Disbursements
   (Attach separate schedule)     _______   _______   _____   __________   __________

E. Ending Balance                    ALL ACTIVITY FOR SUDM, INC. IS REPORTED IN THE
   (C-D)                             CONSOLIDATED COLUMBUS FOUNDRY OPERATING REPORT
                                                   (CASE #04-67609).

              (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK
                         STATEMENTS FROM EACH ACCOUNT)

General Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Payroll Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Tax Account:

     1. Depository Name & Location   ___________________________________________

     2. Account Number               ___________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________

Date: FEBRUARY 28, 2005                          _______________________________
                                                 Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   SUDM, INC.               Capacity:   ___   Shareholder
        Case Number:  04-67602               ___   Officer
                                             ___   Director
                                             ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                                      SUDM, Inc.
                                                           Case Number: 04-67602

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67610
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
TOOL PRODUCTS, INC.                 )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                        CASE # 04-67610
                                                             TOOL
                                                        PRODUCTS, INC.
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                      $4,788            $19,124

Cost of Goods Sold
Materials and Freight                                610              3,494
Wages - Hourly                                     1,123              4,220
Wages-Salary                                         276                972
Employee Benefits and Pension                        477              1,920
   Repairs & Maintenance                             128                346
Supplies                                             252                773
Utilities                                            270                895
Purchased Components/Services                      1,017              3,864
Income(loss) from Pattern Sales                       --                 --
   Fixed Asset - (gain/loss)                          --                 --
   MIS Expense                                        17                 80
   Travel & Entertainment                             12                 34
   Other Variable Costs                               74                281
   Depreciation & Amortization                       228                779
   Other Allocated Fixed Costs                        --                 --
   Other Fixed Costs                                  64                220
                                                  ------            -------
Cost of Goods Sold                                 4,548             17,878

Gross Profit                                         240              1,246

Plant SG&A Expense                                    76                255
SG&A Expense - Allocation (Sched 1)                  137                518
   Other Operating Expenses                           --                367
                                                  ------            -------
   Total Operating Expenses                          213              1,140

   Operating Profit                                   27                106

   Outside Interest Income                            --                 --
   Outside Interest (Expense)                         (1)               (35)
   Intercompany Interest Income                       --                 --
   Intercompany Interest (Expense)                   (45)              (233)
   Charges (From) Affiliates                          --                 --
   Charges To Affiliates                              --                 --
Income/Loss From European Operations                  --                 --
   Other Income/(Expense)                             --                 --
                                                  ------            -------
   Total Non-Operating Expenses                      (46)              (268)

   Income Before Income Taxes                        (19)              (162)

   Income Tax Expense                                 28                 39

                                                  ------            -------
   Net Income                                       ($47)             ($201)
                                                  ======            =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         January
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         ------
                                                                         $2,174
                                                                         ======

Allocation:
Wagner Castings                                                             191
Northern Castings                                                            50
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      259
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Intermet Corporation                                                        524
                                                                         ------
Total                                                                    $2,174
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                                 CASE # 04-67610
                                                                 ---------------
                                                                      TOOL
                                                                  PRODUCTS, INC.
                                                                 ---------------
Cash And Equivalents                                                $      3
Accounts Receivable                                                    6,690
Short-Term Intercompany Receivables                                      895
Inventories                                                            3,774
Other Current Assets                                                     357
                                                                    --------
      TOTAL CURRENT ASSETS                                            11,719

Land and Buildings                                                    10,872
   Machinery & Equipment                                              23,670
   Construction In Progress                                              748
                                                                    --------
   Total Fixed Assets                                                 35,290
   Accumulated Depreciation                                          (12,962)
                                                                    --------
      NET FIXED ASSETS                                                22,328

   Investment In Subsidiaries                                              0
Investment In European Operations                                          0
   Long-Term Intercompany Receivables                                  9,938
   Deferred Taxes, Long-Term Asset                                         0
   Other Assets                                                            0
                                                                    --------

      TOTAL ASSETS                                                  $ 43,985
                                                                    ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                    $    842
Wages and Salaries (See schedule)                                         78
Taxes Payable - (See schedule)                                           256
                                                                    --------
      TOTAL POST PETITION LIABILITIES                                  1,176

SECURED LIABILITIES:
SECURED BANK DEBT                                                          0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    0
   Accrued Tax - State                                                     0
   Accrued Property Taxes                                                 64
   Accrued Workers Comp.                                                 409
   Accrued Payroll                                                        63
Accrued Payroll Taxes                                                      0
                                                                    --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                               536

UNSECURED LIABILITIES
Accounts Payable                                                       6,603
Senior & IDR Bonds                                                         0
                                                                    --------
TOTAL UNSECURED LIABILITIES                                            6,603

OTHER LIABILITIES
Accrued Liabilities                                                    2,448
Short-Term Intercompany Payables                                         108
Capital Leases                                                           475
   Retirement Benefits                                                   229
   Deferred Taxes - Long-Term Liability                                    0
   Other Long-Term Liabilities                                             0
   Long-Term Intercompany Payables                                     1,210
   Minority Interest                                                       0
                                                                    --------
 TOTAL LIABILITIES                                                    12,785

   Common Stock                                                            0
   Capital In Excess Of Par Value                                     19,200
Retained Earnings - Prepetition                                       12,201
Retained Earnings - Post Petition                                       (201)
Equity In European Operations
   Accumulated Translation Adjustment                                      0
   Minimum Pension Liability Adjustment                                    0
   Unearned Restricted Stock                                               0
                                                                    --------
TOTAL SHAREHOLDER EQUITY                                              31,200
                                                                    --------

   TOTAL LIABILITIES AND EQUITY                                     $ 43,985
                                                                    ========

PERIOD ENDED: 01-31-05    TOOL PRODUCTS, INC. (JACKSON)           CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                              Balance
                                        as of     Accrued /   Payments /     as of
                                     12/31/2005   Withheld     Deposits    1/31/2005
                                     ----------   ---------   ----------   ---------
Income tax withheld: Federal          ($14,801)    ($50,663)   $ 57,446      ($8,018)
Income tax withheld: State                   0            0           0            0
Income tax withheld: Local                   0            0           0            0
FICA Withheld                          (10,029)     (36,852)     40,735       (6,146)
Employers FICA                         (10,029)     (36,852)     40,735       (6,146)
Unemployment Tax: Federal               (1,944)      (3,854)          0       (5,797)
Unemployment Tax: State                 (2,698)     (12,075)      2,774      (11,999)
All Other Payroll W/H                     (264)      (2,957)      2,957         (264)

State Taxes: Inc./Sales/Use/Excise      (3,000)     (28,196)          0      (31,196)
Property Taxes                               0       (5,000)          0       (5,000)

Workers Compensation                   (24,962)      (6,151)          0      (31,114)
                                     ---------    ---------    --------    ---------
Total                                 ($67,728)   ($182,599)   $144,647    ($105,680)

Wages and Salaries                     (71,608)     (40,089)     69,682      (42,014)
                                     ---------    ---------    --------    ---------
Grand Total                          ($139,335)   ($222,688)   $214,329    ($147,694)
                                     =========    =========    ========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $   90,435   $   90,435    $      0      $      0
Accounts Receivable            $2,299,909   $1,844,989    $116,025      $338,895

PERIOD ENDED: 1-31-05   TOOL PRODUCTS, INC. (MINNEAPOLIS)         CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                               Balance
                                        as of     Accrued /   Payments /      as of
                                       12-31-04   Withheld     Deposits     01-31-05
                                     ----------   ---------   ----------   ----------
Income tax withheld: Federal         $        0   $       0      $  0      $        0
Income tax withheld: State           $        0   $       0      $  0      $        0
Income tax withheld: Local           $        0   $       0      $  0      $        0
FICA Withheld                        $        0   $       0      $  0      $        0
Employers FICA                       $        0   $       0      $  0      $        0
Unemployment Tax: Federal            $        0   $       0      $  0      $        0
Unemployment Tax: State              $        0   $       0      $  0      $        0
All Other Payroll W/H                $        0   $       0      $  0      $        0

State Taxes: Inc./Sales/Use/Excise   $        0   $       0      $  0      $        0
Property Taxes                         ($30,952)   ($11,349)     $  0        ($42,302)

Workers Compensation                   ($76,761)   ($30,965)     $  0       ($107,726)
                                     ----------   ---------      ----      ----------
Total                                 ($107,713)   ($42,315)     $  0       ($150,028)

Wages and Salaries                           $0    ($36,913)     $443        ($36,470)
                                     ----------   ---------      ----      ----------
Grand Total                           ($107,713)   ($79,228)     $443       ($186,498)
                                     ==========   =========      ====      ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)      Total      0-30 Days   30-60 Days   Over 60 Days
---------------------------   ----------   ----------   ----------   ------------
Accounts Payable              $  752,473   $  752,473   $        0     $      0
Accounts Receivable           $4,728,175   $2,974,344   $1,026,060     $727,771

INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                           CASE # 04-67610
                                                     TOOL PRODUCTS, INC (JACKSON)
                              -------------------------------------------------------------------------
        ACCOUNT TYPE          LOCKBOX 672984      LOCKBOX 77881          AP           PR
         ACCOUNT #              1851811321          363168104        2176982870   2176983068
            BANK                 Comerica      Bank One - Inactive    Comerica     Comerica      TOTAL
        ------------          --------------   -------------------   ----------   ----------   --------
BEGINNING BANK BALANCE                 --               --                   --          --          --
RECEIPTS                          868,896               --                    0          --     868,896
TRANSFERS IN (CORPORATE)               --               --              481,159     145,120     626,280
DIP INFLOW                             --               --                   --          --          --
DISBURSEMENTS                          --               --             (481,159)   (145,120)   (626,280)
TRANSFERS OUT (CORPORATE)        (868,896)              --                   --          --    (868,896)
DIP REPAYMENT                          --               --                   --          --          --
                                 --------              ---           ----------    --------    --------
ENDING BANK BALANCE                    --               --                   --          --          --

WIRES PAID FOR BY CORPORATE                                             518,464     172,084     690,548
CHECKS ISSUED                                                           577,003
                                                                     ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)         $1,095,466
                                                                     ==========

OUTSTANDING CHECKS AS OF DECEMBER 31                                     42,975
VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                              (1,703)
Checks Issued in January                                                577,003
CHECK CLEARED IN JANUARY                                               (481,159)
                                                                     ----------
OUTSTANDING CHECKS AS OF JANUARY 31 (SEE OUTSTANDING CHECKLIST)      $  137,116
                                                                     ==========

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
ACTION FLUID POWER                                               $    720.00
AH ASSOCIATES                                                       3,200.00
AIR DRAULICS ENGINEERING CO                                         2,016.42
AIRGAS SOUTH                                                        6,110.66
ALCAN PRIMARY PRODUCTS CORP.                                      174,710.80
ALCHEM ALUMINUM, INC.                                             281,551.60
ALLIED ELECTRONICS                                                     69.16
APPLIED INDUSTRIAL TECH                                               706.80
ARMOR ENVIRONMENTAL SER INC                                         2,220.00
ASSOCIATED PACKAGING INC                                            2,724.66
AVAYA                                                                 466.24
B & B FIRE PROTECTION                                                 281.87
B & B TOOL AND DIE COMPANY INC                                     55,700.00
BELLSOUTH                                                           1,137.21
BLUFF CITY ELECTRONICS                                                105.87
BOB FULGHAM                                                           628.21
BRANDON MELTON                                                        214.44
BUHLER INC                                                          4,168.73
CANON FINANCIAL SERVICES, INC.                                      1,017.38
CHAPTER 13 TRUSTEE                                                  6,728.81
CHEM TREND INCORPORATED                                            29,680.65
CITY OF JACKSON                                                       564.64
CLEMCO SALES INC                                                      198.00
CLIFTON, KRISTIE                                                      209.27
COLE PALLET COMPANY LLC                                             7,767.50
CONTRA COSTA                                                          475.00
CROSS MACHINE TOOL CO., INC                                           420.00
CUPPLES J&J FAB SHOP                                                3,142.30
CUSTOM MOLD                                                         1,304.98
D & C SALES                                                         2,520.00
D M E CORP                                                          7,720.67
DANKA INDUSTRIES INC                                                  790.38
DAVID HOFFMAN                                                          58.01
DIECO TOOL & DIE                                                      658.50
DIEMER ASSOCIATES INC                                                 173.55
DIMETEK INTERNATIONAL INC                                           1,441.70
EAGLE WAREHOUSE & DIST.                                             1,200.00
ENGINEERED PRODUCTS DIVIS                                           6,382.66
FERRELL GAS                                                           615.01
FLOZONE SERVICES INC                                                2,045.50
FLUID POWER OF MEMPHIS                                                498.40
FRANKLIN ELECTROFLUID CO                                               96.02
FUGITT RUBBER AND SUPPLY CO                                         2,650.81
G.W. SMITH AND SONS INC                                                47.20
GENERAL SESSIONS COURT HAYWOOD                                        879.10

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
GOLDEN KEY REALTORS                                                   650.00
GOODRICH TOOL & SUPPLY                                                116.01
GORDON PETERS                                                       3,173.50
GRIFFIN TOOL                                                        2,900.00
H C I SUPPLY INC.                                                   9,629.02
HAUSNER HARD CHROME OF KY                                           4,000.00
HI TEMP PRODUCTS INC                                                3,969.00
HIGH CALIBER                                                        2,700.00
HILDRETH                                                            7,443.50
HI-TECH SALES & SERVICE, INC.                                         167.71
I SQUARED R ELEMENT CO., INC.                                       1,327.40
INDEPENDENT COMPUTER  SVC                                             164.63
INDUSTRIAL LUBRICANTS, INC.                                           708.80
INTECH EDM                                                            102.74
INTEGRATED SALES & ENGINEERING                                      6,785.80
JACKSON COMMUNICATIONS                                                 49.39
JACKSON ENERGY AUTHORITY                                          111,976.44
JENNIFER CHERRY                                                       731.40
JIT FORMS                                                           1,196.22
KENT RUDBECK                                                          985.72
L & S PRECISION TOOL                                                2,500.00
L&H SUPPLY CO INC                                                   4,304.77
LOWE'S COMPANIES                                                      345.12
Machine Tool & Supply (JKSN)                                        2,457.01
MACK PEST CONTROL                                                     140.00
MADISON COUNTY CLERK                                                   25.00
MADISON ELECTRIC SERVICE                                            1,786.35
MADISON FINISHING INC                                              20,089.26
MAKRITE PARTS                                                       1,128.96
MARTIN INDUSTRIAL                                                   6,471.93
MC GATLIN                                                             678.60
MCMASTER CARR SUPPLY CO                                             5,873.88
MEDICAL CENTER LABORATORY                                              36.75
METALLICS SYSTEMS CO. L.P.                                            488.01
METALLURG ALUMINUM                                                  5,282.82
MIDVALE INDUSTRIES INC                                              5,160.00
MN CHILD SUPPORT PMT CTR                                              205.17
MOLTEN METAL EQUIP. INNOVATION                                      1,974.52
MTRONICS.COM INCORPORATED                                          85,000.00
MWP INDUSTRIAL SERVICE                                              5,990.00
NORTHSIDE MEDICAL CLINC                                               312.00
OFFICE DEPOT                                                        2,410.85
OMEGA ENGINEERING INC                                                 195.50
PARAMOUNT UNIFORM RENTAL                                            3,856.86
PAT WALKER PETTY CASH                                                 735.85
PAUL RECK                                                             317.09

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
JANUARY 2005

             VENDOR                                          TOTAL DISBURSEMENTS
             ------                                          -------------------
PENNSYLVANIA STATE CHILD SUPPORT                                       669.25
PITNEY BOWES (RESERVE)                                                 250.00
PITNEY BOWES CREDIT CORP                                                84.51
PRAB CONVEYORS INC                                                   2,583.00
PRECISION GRINDING, INC                                                488.00
PRECISION MACH PRODUCTS                                             32,119.65
PYROTEK, INC.                                                       11,639.50
RAMON                                                                1,119.10
RIMROCK CORP                                                           197.81
ROBERT CLINE                                                            95.91
RODNEY BLEDSOE                                                         255.66
SHERRY CHURCH                                                           77.64
SPAN AMERICA INC                                                     2,500.00
SPECTRUM FINISHING                                                  10,268.94
SPRINT                                                                 330.14
SRI                                                                    150.00
SUPREME TOOL & DIE                                                  17,633.34
SYSTEMS UNLIMITED                                                      268.50
TELESIS TECHNOLOGIES INC                                               603.66
TENN DEPT OF LABOR & WORK                                              300.00
TENNESSEE CHILD SUPPORT                                              5,816.20
THE ROYAL GROUP                                                      8,982.06
TRANSMAN                                                            54,268.39
UNITED SAW AND SUPPLY CO                                               206.00
US INSPECTION SERVICES                                               7,733.00
VERIZON WIRELESS                                                       903.25
WAL-MART                                                               550.00
WEST TENNESSEE COFFEE SERVICE                                          755.48
ZYP COATINGS INC.                                                    2,055.00
                                                                -------------
                                                                $1,095,466.28

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 1/31/05

JACKSON - BANK RECONCILIATION

Bank Balance                                                         $        --

Actual Outstanding Checks                                             137,116.39

Unadjusted GL Balance                                                 137,116.39
                                                                     -----------
Difference                                                           $        --
                                                                     ===========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

   DATE      CHECK   OUTSTANDING
----------   -----   -----------
12/22/2004   20297   $    598.59
  1/4/2005   20350      2,093.00
  1/6/2005   20379      1,128.96
 1/19/2005   20452         69.16
 1/19/2005   20479        140.00
 1/19/2005   20486        312.00
 1/19/2005   20488        133.85
 1/20/2005   20504        214.44
 1/25/2005   20507         27.59
 1/25/2005   20508        655.25
 1/25/2005   20509      3,668.00
 1/25/2005   20510     55,700.00
 1/25/2005   20511      2,502.89
 1/25/2005   20512        389.61
 1/25/2005   20513      1,279.00
 1/25/2005   20515        564.64
 1/25/2005   20516        198.00
 1/25/2005   20518         95.00
 1/25/2005   20521        579.93
 1/25/2005   20523        152.48
 1/25/2005   20525        178.60
 1/25/2005   20526        124.00
 1/25/2005   20527         47.20
 1/25/2005   20528        175.82
 1/25/2005   20530         93.00
 1/25/2005   20531      2,700.00
 1/25/2005   20532         49.39
 1/25/2005   20534        137.08
 1/25/2005   20535        985.72
 1/25/2005   20536        398.92
 1/25/2005   20537      1,650.79
 1/25/2005   20538        862.67
 1/25/2005   20539         68.39
 1/25/2005   20540     49,000.00
 1/25/2005   20541        832.86
 1/25/2005   20542        417.06
 1/25/2005   20543        133.85
 1/25/2005   20544        250.00
 1/25/2005   20545      1,705.20
 1/25/2005   20547      1,028.00
 1/27/2005   20548        706.80
 1/27/2005   20549        194.70
 1/27/2005   20551        708.80
 1/27/2005   20552        102.74
 1/27/2005   20554      2,589.26
 1/27/2005   20555        158.55
 1/27/2005   20556        195.50
 1/27/2005   20558      1,119.10

                     $137,116.39

INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                         CASE # 04-67610
                                                                   TOOL PRODUCTS - MINNEAPOLIS
                                              ---------------------------------------------------------------------
                ACCOUNT TYPE                  LOCKBOX 672990      DEPOSIT          AP           PR
                  ACCOUNT #                     1851811339     104756210449    2176982920   2176983076
                    BANK                         Comerica         US Bank       Comerica     Comerica       TOTAL
                ------------                  --------------   ------------   -----------   ----------   ----------
BEGINNING BANK BALANCE                                  --          7,694              --          --         7,694
RECEIPTS                                         4,144,557        317,056               3          --     4,461,615
TRANSFERS IN (CORPORATE)                                --             --       1,176,116     107,844     1,283,960
DIP INFLOW                                              --             --              --          --            --
DISBURSEMENTS                                           --           (442)     (1,176,119)   (107,844)   (1,284,405)
TRANSFERS OUT (CORPORATE)                       (4,144,557)      (314,073)             --          --    (4,458,630)
DIP REPAYMENT                                           --             --              --          --            --
                                                ----------       --------     -----------    --------    ----------
ENDING BANK BALANCE                                     --         10,234              --          --        10,234

WIRES PAID FOR BY CORPORATE                                                       699,265     972,087     1,671,352
CHECKS ISSUED                                                                   1,287,543
                                                                              -----------
TOTAL DISBURSEMENTS (SEE TOTAL
   DISBURSEMENTS RECONCILIATION)                                              $ 1,986,809
                                                                              ===========

OUTSTANDING CHECKS AS OF DECEMBER 31                                               86,931
VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                                        (1,060)
CHECKS ISSUED IN JANUARY                                                        1,287,543
CHECK CLEARED IN JANUARY                                                       (1,176,119)
                                                                              -----------
OUTSTANDING CHECKS AS OF JANUARY 31
   (SEE OUTSTANDING CHECKLIST)                                                $   197,296
                                                                              ===========

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
A FINKL & SONS CO                                                $ 24,654.30
A&C METALS-SAWING INC                                                 557.25
A.D.T SECURITY SYS                                                  3,235.89
ABRASIVE SPECIALISTS                                                  236.80
ADAMS PEST CONTROL INC                                                 68.75
ADV INSP SERV                                                       3,705.00
ADVANTAGE ENG.                                                        206.70
AGILITY MACHINE                                                     1,036.73
AIR ENGINEERING & SUPPLY                                              363.28
AIRPORT & AIRLINE TAXI-CAB                                             56.00
ALERT FIRE & SAFETY CO                                                745.14
APPLIED INDUSTRIAL                                                  2,488.73
APPLIED PRODUCTS, INC.                                                282.42
ARROW CRYOGENICS                                                   34,100.64
ASPEN PUBLISHER                                                       233.81
ASSOCIATED BAG COMPANY                                                635.50
AT&T                                                                  187.09
AUTOMATION SOLUTIONS                                                3,169.44
AVTEC FINISHING SYSTEMS,INC.                                           82.50
AWD COOLERS                                                           140.58
BANN FORMS TECHNOLOGY                                                 291.15
BATTERIES PLUS                                                        123.94
BOHLER UDDEHOLM CORP.                                              10,171.87
BOYER FORD                                                            420.87
BRAAS COMPANY                                                         660.15
BRACH MACHINE INC                                                   2,211.41
BRANDON REG                                                               --
BROWNING & FERRIS                                                     641.42
BUHLER INC                                                          6,242.62
C C DAY COMPANY                                                       437.46
C.P. LOPEZ                                                            300.00
C.P. VICTOR H. LOPEZ                                                  300.00
CADD/ENGINEERING SUPPLY, INC.                                          53.45
CARBON PRODUCT TECHNOLOGY                                           1,836.88
CAREFREE SERVICES INC                                               2,806.53
CARL AMERSON                                                          230.75
CENTERPOINT ENERGY MARKETING                                       69,985.24
CENTRAL CONTAINER CORP                                             25,824.45
CERTIFIED POWER INC                                                 1,126.35
CHECKER MACHINE                                                     3,908.08
CHEM TREND LIMITED PARTNERSHIP                                     33,514.74
CHERYL FOWLKES                                                        282.48
CIMA TRANSPORT                                                        288.60
CINCINNATI TEST SYSTEMS, INC                                        2,522.47
CINDY MANCUSO                                                         496.98

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
CITY OF NEW HOPE                                                   5,555.44
CLAREY'S SAFETY EQUIPMENT INC                                         18.75
CLASSIC MACHINE                                                      704.71
CMS-CONSOLIDATED MEDICAL SER                                         120.00
CMW                                                                  893.69
COMMUNICATIONS UNLIMITED                                             158.00
CROWLEY & ASSOCIATES                                               8,562.67
CRYSTAL DIE & MOLD                                                 7,940.00
CULLIGAN METRO                                                       394.25
DADANT & SONS, INC                                                   374.12
DAVID OLSON SALES CO                                                  59.82
DECO TOOL SUPPLY COMPANY                                           2,259.67
DELL MARKETING L.P.                                                  809.34
DELMAR INT'L                                                         420.00
DEPARTMENT OF SOCIAL SERVICES                                        150.44
DIEMER ASSOCIATES INC                                             10,795.78
DOODY MECHANICAL SERVICE                                           3,079.50
DUNCAN COMPANY                                                     1,424.72
DUNWOOD INST                                                       1,050.00
DWAYNE VOSS                                                          630.65
DYNAMEX                                                              591.28
EDM SALES & SUPPLIES                                                 487.86
EDP ENGINEERING GROUP                                             66,293.72
EMPLOYERS ASSOCIATION                                              1,167.58
ENERGY MANAGEMENT                                                  1,259.84
ENGINEERED PRODUCTS DIVIS                                         42,157.44
ENTEGEE/ADVANCE POSSIS                                            21,799.70
EXCEL                                                                385.89
FAMILY SUPPORT PAYMENT CENTER                                        151.62
FASTENAL COMPANY                                                   5,162.67
FED EX FREIGHT                                                     2,348.14
FEDEX                                                                625.83
FEDEX FREIGHT EAST                                                   568.30
FERRELL NORTH AM                                                  17,279.77
FERRELLGAS                                                         2,006.44
FINDLAY MACHINE & TOOL                                               226.08
FIREBRICK ENGINEERING                                                912.00
FLAME METALS PROCESSING                                              105.00
FOUR SEASONS FLORAL & GIFTS                                          265.40
FRANCI AMES                                                          736.33
FRANCIS COMPANY                                                       88.55
FRISBY P.M.C.                                                     17,887.54
GE CAPITAL FLEET                                                   1,735.01
GENERAL ELECTRIC CAPITAL                                          30,806.55
GERARD DUNNE                                                         198.34
GLOBAL EXCHANGE SERVICES                                             125.33

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
H. R. PETERSON CO.                                                    71.20
HARTFIEL COMPANY                                                     240.87
HEGMAN MACH                                                        3,977.75
HILDRETH                                                           2,840.00
HOLIDAY                                                            1,426.05
HOSE/CONVEYORS INCORPORATED                                          831.55
IBM CORP                                                           3,945.48
IBM LIMITED SPECIAL BILLING                                            9.00
IDRAPRINCE INC.                                                   13,332.89
IKON FINANCIAL SERVICES                                            6,317.88
IKON OFFICE SOLUTIONS                                                 82.03
IMPRINT ENTERPRISES                                                1,427.43
INDUSTRIAL HYDRAULIC SERVICE                                       5,077.28
INLAND PAPERBOARD & PKG, INC.                                     12,788.63
INTEGRA TELECOM                                                    1,500.93
INTEGRATED SALES & ENGINEERING                                     3,445.42
INTERNATIONAL SURFACE PREPARAT                                       275.88
INTERNET INC.                                                         73.49
J & W INSTRUMENTS, INC.                                            1,362.00
JASON MICKELSON                                                      351.59
JEFF JOHNSON                                                       1,392.00
JESCO INDUSTRIAL SUPPLIES                                            463.14
JESKA TECHNICAL SERVICE, INC                                       1,100.00
JOHN HENRY FOSTER CO                                               1,633.89
JON STAEBLER                                                          96.29
KANO LABORATORIES                                                     75.18
KATHY TIEGS                                                          318.00
KENNAMETAL                                                           172.44
KENNETH ETZLER                                                       101.25
KEVIN HEIMANN                                                        925.00
KILLMER ELEC CO INC                                                5,937.67
KURT MANUFACTURING COMPANY                                        18,705.53
L & S SERVICES (PREV ANTEC)                                          421.74
LAKELAND ENG                                                         251.11
LAKEVIEW POLISHING                                                 2,960.00
LARRY SCHWEBACH                                                    1,083.01
LBP MECHANICAL                                                       863.00
LEEF BROS INC                                                      9,817.80
LIBERTY MUTUAL INSURANCE GROUP                                        34.67
LIQUID SYSTEMS                                                       590.17
LUBE TECH                                                          4,834.85
MACHINE TOOL SUPPLY INC                                              830.00
MANAGEMENT REC                                                    30,000.00
MANPOWER                                                           1,593.82
MARDON CONTROL SYSTEMS                                                81.74
MARODI INC                                                         2,096.07

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
MARS WP & RS                                                           46.27
MARUDAS BUSINESS FORMS CO                                             169.34
MATT HANKEN                                                           588.01
MCMASTER CARR SUPPLY CO                                             3,442.10
MECH TECH INC                                                             --
MESSERLI & KRAMER                                                         --
METAL TREATERS INC                                                  3,299.72
METALMATIC                                                         49,025.99
METROCALL                                                              58.48
MHC COMPANIES                                                         151.06
MICRO-WELD                                                          2,382.00
MID STATE FABRICATING INC                                             100.19
MIDWEST MACHINE TOOL                                                1,243.96
MIDWEST SIGN & SCREEN PRINTING                                         25.42
MILWAUKEE ELECT                                                        16.50
MINN CHILD SUPPORT PAYMENT CTR                                      7,711.51
MINNESOTA DEPT OF REVENUE                                             454.12
MINNESOTA GLOVE INC                                                   161.10
MINNESOTA UC FUND                                                   3,914.34
MN DEPT OF ECON                                                       271.14
MN DEPT OF TRANS                                                       29.00
MN ST BOARD ELECT                                                      80.00
MOHAMED BARRIE                                                        177.51
MPLS CONCRETE                                                       1,000.00
MRG TOOL AND DIE                                                    3,023.25
MSC INDUSTRIAL SUPPLY CO INC                                          166.54
NADCA                                                                 159.81
NANCY MICKELSON                                                        78.69
NATIONAL TOOL                                                      15,440.00
NEW DIMENSION PLATING                                               2,521.20
NEWARK ELECTRONICS                                                    100.84
NORANDA                                                           152,196.52
NORTH SECOND STREET STEEL                                             366.07
NORTHERN SANITARY SUPPLY                                              849.11
NOTT CO.                                                               25.17
NOVOTECHNIK U.S. INC                                                1,053.33
OCCUPATIONAL MEDICINE                                                 667.50
OLSEN CHAIN & CABLE                                                   206.50
OSI ENVIRONMENTAL                                                   2,460.46
PACE ANALYTICAL                                                       805.00
PAM'S POLISHING                                                     1,400.00
PARAGON TECHNOLOGIES                                                  425.39
PARK NICOLLET                                                         435.00
PETTY CASH                                                            269.33
PHELPS ASSOCIATES                                                     906.65
PHYGEN, INC.                                                        1,360.00

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
PINE BEND LANDFILL                                                    425.95
PINNACLE ENGINEERING                                                1,860.00
PIONEER METAL FINISHING                                             7,356.46
PITNEY BOWES INC                                                      225.78
POWDER TECH                                                         9,978.97
POWER/MATION DIVISION                                               5,893.85
PRECISION POLISHING                                                 5,746.00
PRECISION PUNCH & PLASTIC                                           1,904.00
PRECISION SAW                                                       1,888.92
PRECISION TOOL CO.                                                  1,747.24
PRO STAFF                                                           3,121.20
PROCESS MEASUREMENT                                                   395.12
PRODUCTIVITY INC                                                       68.35
PROGRESSIVE COMPONENTS                                              1,865.71
PROGRESSIVE ENGINEERING                                               406.92
PROLIFT SERVICES, INC                                               3,857.44
PYROTEK                                                               973.41
QUAD STEEL                                                          1,726.00
QUEST ENGINEERING INC                                               1,752.28
QUICKWAY RIGGING AND                                                7,926.75
QWEST DEX MEDIA EAST LLC                                               34.80
RELIASTAR BANKERS                                                   1,930.28
RELIASTAR LIFE INSURANCE CO.                                        4,923.10
REPLENEX (A-1 CUTTING TOOLS)                                          214.70
RICE INDUSTRIES                                                     2,997.30
RICK KRAMBER                                                           73.84
RIMROCK CORP                                                        8,954.05
ROBERTS AUTOMATIC PROD INC                                          9,765.18
S & T OFFICE PRODUCTS INC                                           2,137.12
S.K. MISRA (FAMILY DOCTORS)                                           377.00
SAVOIE SUPPLY CO. INC.                                              3,768.03
SBC PAGING                                                             44.91
SEARS                                                                  41.47
SETON IDENTIFICATION PRODUCTS                                         680.88
SHAD NELSON                                                           537.49
SHIPPERS SUPPLY INC.                                                  227.45
SIR SPEEDY                                                             78.87
SKARNES                                                                81.94
SOUTHCO, INC                                                        8,180.00
SPECTRO                                                           456,000.50
SPECTRUM FINISHING                                                  2,652.60
SPECTRUM INDUSTRIES                                                 9,748.19
SPHERION                                                          140,343.62
SPIRIT TOOL & DIE                                                     960.50
SPRAY-RITE                                                         53,525.41
ST. FRANCIS HOSP                                                      373.25

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JANUARY 2005

              VENDOR                                         TOTAL DISBURSEMENTS
              ------                                         -------------------
ST. PAUL ENGRAVING                                                   1,312.00
STAR TRIBUNE                                                            55.90
STERLING INC.                                                           80.82
STEVE GROTKIN                                                        6,378.58
STEVE SMOTHERS                                                         101.55
STORK-TWIN CITY TESTING CORP                                           165.00
STRYKO DYNARAD CORPORATION                                           2,850.00
SUB-MEX                                                             75,585.32
SUNSOURCE                                                               95.40
TAYLOR'S IND SERV / HPM DIV                                            346.47
TENNESSEE DEPT OF LABOR & WORK                                       2,773.53
TEXTRON FASTENING SYSTEMS                                              393.02
THOMAS ZAGER                                                            27.58
TILSNER CARTON CO.                                                   6,737.50
TIM BURKE                                                               25.24
TOLL COMPANY                                                         2,678.36
TOOLING ASSOCIATES                                                   2,238.36
TOOLING SCIENCE/C&D TOOL INC.                                          520.00
TOSHIBA MACHINE COMPANY                                              7,150.30
TOTAL COMPLIANCE SOLUTIONS INC                                          99.00
TOYOTA-LIFT OF MINNESOTA                                               260.19
TPC WIRE & CABLE                                                       485.09
TRANSMAN LOGISTICS                                                  38,428.01
TRAVERS TOOL CO INC                                                    101.31
TROUT ENTERPRISES, INC.                                                701.50
TRU-TONE FINISHING                                                   4,620.00
TULL BEARINGS CO                                                     1,563.03
TWIN CITY OPTICAL                                                    2,232.21
ULINE SHIPPING SUPPLIES                                                190.79
UNITED ELECTRIC CORP                                                 9,343.65
UNITED STATES TREASURY                                                 100.00
UNUM LIFE INS. CO. OF AMERICA                                        1,079.13
UNUM LIFE INSURANCE CO. OF AMERICA                                   9,484.81
VALMONT/APPLIED COATING TECH.                                       27,913.84
VER TECH                                                               109.41
VERIZON WIRELESS                                                       689.02
VIKING ELECTRIC                                                        215.00
W W GRAINGER INC                                                     1,946.59
W.W. GRAINGER PARTS OPERATIONS                                          16.89
WALTER HAMMOND CO                                                    1,029.08
WEST WELD                                                              350.36
WESTMAN SERVICE                                                      2,950.23
WEYERHAEUSER                                                            40.00
WIRE WORX                                                           13,290.00
WISCONSIN SCTF                                                         202.00
XCEL ENERGY                                                         59,541.69
XTREME MACHINE, INC.                                                25,880.00
                                                                -------------
                                                                $1,986,808.63

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 1/31/05

MINNEAPOLIS - BANK RECONCILIATION

Bank Balance                         --

Actual Outstanding Checks   $197,295.89

Unadjusted GL Balance        197,295.89
                            -----------
Difference                  $        --
                            ===========

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

   DATE      CHECK    OUTSTANDING
----------   ------   -----------
 11/8/2004   451757     $ 271.85
11/11/2004   451812       500.00
11/15/2004   451855       124.74
 12/2/2004   452035        60.50
 12/3/2004   452068       192.32
 12/3/2004   452086       403.25
 12/8/2004   452188       105.53
12/21/2004   452371       406.30
12/28/2004   452484       114.01
12/29/2004   452490        45.46
  1/5/2005   452553       160.32
  1/6/2005   452585     1,050.00
  1/6/2005   452592       101.25
 1/12/2005   452708       293.39
 1/13/2005   452725       236.07
 1/13/2005   452731       399.78
 1/14/2005   452803       906.65
 1/14/2005   452825     1,083.01
 1/14/2005   452837       675.00
 1/14/2005   452839       834.21
 1/14/2005   452845       100.60
 1/14/2005   452851        27.58
 1/14/2005   452852       204.43
 1/18/2005   452859     1,250.00
 1/18/2005   452863       328.09
 1/19/2005   452865       240.82
 1/19/2005   452870       210.00
 1/20/2005   452884     1,053.33
 1/20/2005   452891     2,754.20
 1/21/2005   452904       420.00
 1/21/2005   452920        71.20
 1/21/2005   452921        60.00
 1/21/2005   452933     2,119.17
 1/21/2005   452936       435.00
 1/21/2005   452968       109.41
 1/21/2005   452971        79.44
 1/24/2005   452976       206.70
 1/24/2005   452978        25.24
 1/24/2005   452979        52.62
 1/24/2005   452980       221.77
 1/25/2005   452982       831.55
 1/25/2005   452984        91.64
 1/26/2005   452990       143.07
 1/26/2005   452992       100.19
 1/26/2005   452994     3,945.00
 1/27/2005   452995        53.01
 1/27/2005   452996       236.80
 1/27/2005   452997     1,036.73

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

  DATE      CHECK    OUTSTANDING
----------  ------   -----------
 1/27/2005  452998       150.41
 1/27/2005  452999       220.93
 1/27/2005  453002     3,593.69
 1/27/2005  453003       233.81
 1/27/2005  453004       277.45
 1/27/2005  453005        25.24
 1/27/2005  453006       291.15
 1/27/2005  453007       503.97
 1/27/2005  453009     1,221.65
 1/27/2005  453010       288.60
 1/27/2005  453011        18.75
 1/27/2005  453012     1,065.98
 1/27/2005  453013        37.61
 1/27/2005  453014       329.50
 1/27/2005  453015     1,040.60
 1/27/2005  453018     1,259.84
 1/27/2005  453019     5,031.00
 1/27/2005  453020       505.91
 1/27/2005  453021       836.36
 1/27/2005  453022       770.54
 1/27/2005  453023    30,275.91
 1/27/2005  453024       319.94
 1/27/2005  453025       263.06
 1/27/2005  453027       407.89
 1/27/2005  453028       142.71
 1/27/2005  453029     2,889.77
 1/27/2005  453030       275.88
 1/27/2005  453031       191.21
 1/27/2005  453032       378.93
 1/27/2005  453033       172.44
 1/27/2005  453034     2,205.18
 1/27/2005  453035        34.67
 1/27/2005  453036       590.17
 1/27/2005  453037       414.48
 1/27/2005  453038       428.05
 1/27/2005  453040     2,171.16
 1/27/2005  453041     3,914.34
 1/27/2005  453042       113.53
 1/27/2005  453043       135.57
 1/27/2005  453044     1,000.00
 1/27/2005  453045       140.15
 1/27/2005  453046     1,064.42
 1/27/2005  453047     1,852.00
 1/27/2005  453048       757.24
 1/27/2005  453049       444.61
 1/27/2005  453050       918.00
 1/27/2005  453051     1,089.20
 1/27/2005  453052       330.62
 1/27/2005  453053       427.29
 1/27/2005  453054     1,813.80
 1/27/2005  453055       792.11
 1/27/2005  453056       759.85
 1/27/2005  453057        96.29
 1/27/2005  453058        59.82
 1/27/2005  453059     3,950.55

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

  DATE      CHECK    OUTSTANDING
---------   ------   -----------
1/27/2005   453060     25,252.36
1/27/2005   453061      2,850.00
1/27/2005   453062      8,190.06
1/27/2005   453063      2,773.53
1/27/2005   453064        740.49
1/27/2005   453065        922.00
1/27/2005   453066        101.31
1/27/2005   453067        414.00
1/27/2005   453068         90.61
1/27/2005   453069      1,500.22
1/27/2005   453070         25.00
1/27/2005   453071      4,950.54
1/27/2005   453072        188.81
1/27/2005   453073        810.00
1/27/2005   453074         50.50
1/27/2005   453075      8,930.00
1/28/2005   453076      2,689.10
1/28/2005   453077      1,545.93
1/28/2005   453078         16.24
1/28/2005   453079        341.95
1/28/2005   453080     17,015.87
1/28/2005   453081        375.00
1/28/2005   453082         29.00
1/28/2005   453083      4,421.86
1/28/2005   453084        238.00
1/28/2005   453085         81.94
1/28/2005   453086        371.36
1/28/2005   453087      1,125.45
1/28/2005   453088        146.95
1/31/2005   453089      1,126.35
1/25/2005   452987        941.40
1/25/2005   452988      6,145.00

                     $197,295.89

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   TOOL PRODUCTS, INC.      Capacity:   ___   Shareholder
        Case Number:  04-67610               ___   Officer
                                             ___   Director
                                             ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

                  Health Insurance                      _______          _______

                  Life Insurance                        _______          _______

                  Retirement                            _______          _______

                  Company Vehicle                       _______          _______

                  Entertainment                         _______          _______

                  Travel                                _______          _______

                  Other Benefits                        _______          _______

                  Total Benefits                        _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

                  Rent Paid                             _______          _______

                  Loans                                 _______          _______

                  Other (Describe)                      _______          _______

                  Other (Describe)                      _______          _______

                  Other (Describe)                      _______          _______


                  Total Other Payments                  _______          _______


CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005


                                        ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Tool Products, Inc.
                                                           Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67614
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
WAGNER CASTINGS CO.                 )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                        CASE #04-67614
                                                            WAGNER
                                                           CASTINGS
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
Net Sales                                         $5,695            $21,160

Cost of Goods Sold

Materials and Freight                              1,011              5,387
Wages - Hourly                                       754              2,939
Wages-Salary                                         380              1,742
Employee Benefits and Pension                      1,017              5,535
   Repairs & Maintenance                             275                879
Supplies                                             268              1,046
Utilities                                            541              1,793
Purchased Components/Services                        821              3,028
Income(loss) from Pattern Sales                      (26)               (68)
   Fixed Asset - (gain/loss)                         (11)               (11)
   MIS Expense                                        39                175
   Travel & Entertainment                              3                  9
   Other Variable Costs                              (36)               624
   Depreciation & Amortization                       324              1,372
   Other Allocated Fixed Costs                        --                 --
   Other Fixed Costs                                 165                642
                                                  ------            -------
Cost of Goods Sold                                 5,525             25,092

Gross Profit                                         170             (3,932)

Plant SG&A Expense                                    22                 81
SG&A Expense - Allocation (Sched 1)                  191                722
   Other Operating Expenses                           --                530
                                                  ------            -------
   Total Operating Expenses                          213              1,333

   Operating Profit                                  (43)            (5,265)

   Outside Interest Income                            --                 --
   Outside Interest (Expense)                         --                 --
   Intercompany Interest Income                       --                 --
   Intercompany Interest (Expense)                   (56)              (196)
   Charges (From) Affiliates                          --                 --
   Charges To Affiliates                              --                 --
Income/Loss From European Operations                  --                 --
   Other Income/(Expense)                             --                 --
                                                  ------            -------
   Total Non-Operating Expenses                      (56)              (196)

   Income Before Income Taxes                        (99)            (5,461)

   Income Tax Expense                                 --                 --

                                                  ------            -------
   Net Income                                       ($99)           ($5,461)
                                                  ======            =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                        January
                                                                        -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:

Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         ------
                                                                         $2,174
                                                                         ======

Allocation:

Wagner Castings                                                             191
Northern Castings                                                            50
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      259
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Intermet Corporation                                                        524
                                                                         ------
Total                                                                    $2,174
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                                  CASE #04-67614
                                                                  --------------
                                                                      WAGNER
                                                                     CASTINGS
                                                                  --------------
Cash And Equivalents                                                 $     31
Accounts Receivable                                                     8,876
Short-Term Intercompany Receivables                                       121
Inventories                                                             5,643
Other Current Assets                                                    1,020
                                                                     --------
      TOTAL CURRENT ASSETS                                             15,691

Land and Buildings                                                      2,400
   Machinery & Equipment                                               58,011
   Construction In Progress                                               899
                                                                     --------
   Total Fixed Assets                                                  61,310
   Accumulated Depreciation                                           (47,450)
                                                                     --------
      NET FIXED ASSETS                                                 13,860

   Investment In Subsidiaries                                               0
Investment In European Operations                                           0
   Long-Term Intercompany Receivables                                       0
   Deferred Taxes, Long-Term Asset                                          0
   Other Assets                                                           184
                                                                     --------
      TOTAL ASSETS                                                   $ 29,735
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                                                     $    908
Wages and Salaries  (See schedule)                                        231
Taxes Payable - (See schedule)                                            117
                                                                     --------
      TOTAL POST PETITION LIABILITIES                                   1,256

SECURED LIABILITIES:

SECURED BANK DEBT                                                           0

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                     0
   Accrued Tax - State                                                      0
   Accrued Property Taxes                                                  51
   Accrued Workers Comp.                                                1,165
   Accrued Payroll                                                         14
   Accrued Payroll Taxes                                                    0
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                              1,230

UNSECURED LIABILITIES

Accounts Payable                                                        6,559
Senior  & IDR Bonds                                                         0
                                                                     --------
TOTAL UNSECURED LIABILITIES                                             6,559

OTHER LIABILITIES

Accrued Liabilities                                                     1,643
Short-Term Intercompany Payables                                            5
Capital Leases                                                              0
   Retirement Benefits                                                 (1,742)
   Deferred Taxes - Long-Term Liability                                     0
   Other Long-Term Liabilities                                              0
   Long-Term Intercompany Payables                                      9,500
   Minority Interest                                                        0
                                                                     --------
      TOTAL LIABILITIES                                                18,451

   Common Stock                                                             0
   Capital In Excess Of Par Value                                      17,027
Retained Earnings - Prepetition                                          (282)
Retained Earnings - Post Petition                                      (5,461)
Equity In European Operations
   Accumulated Translation Adjustment                                       0
   Minimum Pension Liability Adjustment                                     0
   Unearned Restricted Stock                                                0
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                               11,284
                                                                     --------
      TOTAL LIABILITIES AND EQUITY                                   $ 29,735
                                                                     ========

PERIOD ENDED: 1-31-05           WAGNER CASTINGS COMPANY           CASE #04-67614

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                Balance
                                        as of      Accrued /    Payments /     as of
                                     12/31/2004     Withheld     Deposits     01-31-05
                                     ----------   -----------   ----------   ---------
Income tax withheld: Federal         ($ 16,164)   ($  102,555)  $  105,681   ($ 13,038)
Income tax withheld: State              (4,408)       (28,144)      28,453      (4,098)
Income tax withheld: Local                   0              0            0           0
FICA Withheld                           (7,564)       (75,013)      75,900      (6,677)
Employers FICA                         (22,973)       (78,913)      75,900     (25,986)
Unemployment Tax: Federal               (1,941)        (8,170)       7,767      (2,344)
Unemployment Tax: State                (23,943)       (93,806)      89,986     (27,763)
All Other Payroll W/H                  (24,084)       (81,951)      82,446     (23,590)

State Taxes: Inc./Sales/Use/Excise           0            (82)           0         (82)
Property Taxes                         (17,829)        (6,000)           0     (23,829)

Workers Compensation                    11,484         (1,700)           0       9,784
                                     ---------    -----------   ----------   ---------
Total                                ($107,422)   ($  476,333)  $  466,133   ($117,622)

Wages and Salaries                    (160,144)      (696,353)     625,363    (231,134)
                                     ---------    -----------   ----------   ---------
Grand Total                          ($267,565)   ($1,172,686)  $1,091,496   ($348,756)
                                     =========    ===========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                            Total         0-30 Days    30-60 Days   Over 60 Days
-----------                        -------------   ------------   ----------   ------------
Accounts Payable - Post Petition   $     907,605     702,028.18   205,182.55         394.57
Accounts Receivable -Pre & Post     9,976,962.54   8,451,813.21   471,248.91   1,053,900.42

INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                             CASE # 04-67614
                                                               WAGNER CASTINGS (DECATUR)
                            -----------------------------------------------------------------------------------------------
       ACCOUNT TYPE         LOCKBOX 771149     DEPOSIT         AP        CHECKING    PR (HOURLY)   PR (SALARY)
        ACCOUNT #               256543       5401086433    2770716518    35223301     2770716500    2770716666
           BANK                Bank One      Stan. Fed.    Stan. Fed.   First Bank    Stan. Fed.    Stan. Fed.      TOTAL
-------------------------   --------------   ----------   -----------   ----------   -----------   -----------   ----------
BEGINNING BANK BALANCE               --              --            --      29,565             --         --          29,565
RECEIPTS                        892,213       2,918,006         5,919         348             --         --       3,816,486
TRANSFERS IN (CORPORATE)             --              --     1,952,869          --        207,578        581       2,161,028
DIP INFLOW                           --              --            --          --             --         --              --
DISBURSEMENTS                        --              --    (1,958,788)         --       (207,578)      (581)     (2,166,947)
TRANSFERS OUT (CORPORATE)      (892,213)     (2,918,006)           --          --             --         --      (3,810,219)
DIP REPAYMENT                        --              --            --          --             --         --              --
                                -------       ---------   -----------      ------      ---------        ---      ----------
ENDING BANK BALANCE                  --              --            (0)     29,913             --         --          29,913

WIRES PAID FOR BY CORPORATE                                 1,647,651                  1,100,777                  2,748,429
CHECKS ISSUED                                               2,237,616
                                                          -----------
TOTAL DISBURSEMENTS                                       $ 3,885,268
   (SEE TOTAL DISBURSEMENTS RECONCILIATION)               ===========

OUTSTANDING CHECKS AS OF DECEMBER 31                          113,834
VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                    (9,288)
Checks Issued in January                                    2,237,616
CHECK CLEARED IN JANUARY                                   (1,952,870) Does not include $ 5,918.08 of checks posted and returned.
                                                          -----------
OUTSTANDING CHECKS AS OF JANUARY 31                       $   389,293
   (SEE OUTSTANDING CHECKLIST)                            ===========

WAGNER CASTINGS, INC.
CASH DISBURSEMENTS
JANUARY 2005                                                   CASE NO. 04-67614

            VENDOR                                           TOTAL DISBURSEMENTS
------------------------------                               -------------------
300 BELOW                                                        $    509.50
A D BROOKS                                                            440.00
ABB INC                                                            18,495.75
ADA JACKSON                                                           440.00
ADVANCED CARBIDE TOOL                                                 197.65
AETNA US HEALTHCARE                                                16,824.24
AL INDUSTRIAL US LP                                                 3,519.14
AMERENIP                                                          269,589.02
AMERICAN FIRE SYSTEMS INC                                             471.00
AMETEK DREXELBROOK                                                    660.63
ANN ROYER                                                              20.00
ANNIE GRAVES AND                                                      500.00
APPLIED PROCESS INC                                                13,372.63
ARAMARK UNIFORM SERVICES INC                                        4,232.61
ARCH WIRELESS                                                       1,120.69
ARCHIE JOHNSON                                                        440.00
ARTHUR G BYRNE CO INC                                               3,630.70
AT&T                                                                2,449.71
B & T MAIL SERVICE                                                    735.40
BARBARA LEE                                                           440.00
BEARING DISTRIBUTORS INC                                           42,298.61
BEARING HEADQUARTERS CO                                               124.72
BELMONT METALS INC                                                    873.70
BENTONITE PERFORMANCE MINERALS                                     69,000.00
BETTY HAMILTON                                                        440.00
BLACK & CO #11                                                     19,116.90
BLACKHAWK SALES                                                        75.00
BLASTEC INC                                                           148.33
BODINE ELECTRIC OF DECATUR                                          2,734.74
BODINE ENVIRONMENTAL SERVICE                                        1,500.00
BODINE SERVICES INC                                                   426.16
BOULEVARD PROPERTIES LLC                                              856.25
BOWMAN HEINTZ BOSCIA & VICIAN                                          24.77
BRYAN CARTER                                                        1,516.40
BUEL COLE                                                             440.00
BURDICK PLUMBING INC                                                4,800.00
BUSCHE ENTERPRISE DIVN INC                                        177,140.45
C A PICARD SURFACE ENG INC                                            809.04
C C FIRE EQUIPMENT CO INC                                           5,883.60
C H ROBINSON INC                                                    1,863.75
CANFIELD & JOSEPH INC                                               4,110.00
CAPITOL REPORTING SERVICE INC                                          52.95
CARCO INC                                                           1,394.87
CARRIER VIBRATING EQUIPMENT                                          (337.62)
CATTRON THEIMEG INC                                                   755.03

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
CC METALS AND ALLOYS INC                                           21,603.09
CENTRAL STEEL & WIRE CO                                               316.10
CHAMPION CHISEL WORKS INC                                           2,573.04
CHARLES BEDFORD OD/DEC EYECARE                                        100.00
CHEMSEARCH                                                          1,144.30
CHRIS INCORPORATED                                                    750.00
CINGULAR WIRELESS                                                      18.34
CITY OF DECATUR                                                    17,108.35
CLIMATE CONTROL                                                    88,751.92
COLUMBIA MARKING TOOLS                                                502.08
COLUMBUS MCKINNON CORP                                              5,249.83
CONNOR CO                                                           1,746.15
CONTINENTAL CARBONIC PROD INC                                         941.43
CONWAY CENTRAL EXPRESS                                                691.46
CONWAY TRANSPORTATION                                                  66.90
CORN BELT FS INC                                                   11,755.76
CREATIVE BUSINESS FORMS                                             1,570.32
CROWN PACKAGING CORP                                               19,356.30
CULLIGAN WATER SYSTEMS                                                324.84
DAMON LEE                                                             440.00
DAUBER COMPANY                                                     72,210.00
DAVID J JOSEPH CO                                                 336,000.00
DAVID RIGHTNOWAR                                                      440.00
DAVID TRUEBLOOD                                                        26.00
DE LAGE LANDEN FIN SERVICES                                         1,965.00
DECATUR BLUEPRINT CO                                                   55.08
DECATUR BOLT CO INC                                                 1,232.71
DECATUR INDUSTRIAL ELECTRIC                                         1,867.26
DECATUR MACHINE & TOOL CO                                           1,971.84
DECATUR MDICAL DENTAL CR UNION                                        768.35
DECATUR MEMORIAL HOSPITAL                                              91.42
DECATUR NEUROLOGICAL ASSOC                                            980.00
DECATUR PRIDE CHECKER CAB                                               4.50
DHL EXPRESS                                                           239.59
DIDION INTERNATIONAL INC                                           33,238.16
DISA GOFF INC                                                      12,553.45
DISA INDUSTRIES INC                                                60,737.40
DMH DBA CIPS DECATUR NEURO                                            200.00
DONALD SCHELL                                                         440.00
DONALDSON CO INC                                                    2,609.00
DONNELLY AUTOMOTIVE MACH INC                                        1,090.22
DORSEY PIRTLE                                                         440.00
DWYER INSTRUMENTS INC                                                 311.00
DYNAMIC AIR INC                                                       320.66
DYNAMIC BULK SYSTEMS INC                                              715.00
EDMUND IND. OPTICS                                                    595.65

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
ELECTRO-NITE CO                                                    15,639.48
ENGINEERED TOOLING DIV                                              6,570.72
ENGLEWOOD                                                           1,594.16
ENTERPRISE GROUP                                                    1,868.48
FACTUAL PHOTO                                                         984.00
FAMILY SUPPORT PAYMENT CENTER                                         297.08
FIVE MORRS                                                            213.26
FLOWSERVE INC                                                         479.34
FOREMOST ELECT AND TRANS INC                                          772.00
FOSECO INC                                                          5,205.00
FRANK MATTHEWS                                                        440.00
FRANK REED                                                            440.00
FRISBY PMC                                                        171,904.51
G E CAPITAL                                                         2,017.49
G G BARNETT TRANSPORT INC                                           2,670.57
G S ROBINS & CO                                                       378.28
GARD SPECIALISTS CO INC                                               734.66
GARY BREAZEALE                                                        289.98
GE CAPITAL                                                            642.02
GENERAL KINEMATICS CORP                                             4,214.72
GERDAU AMERISTEEL                                                   6,261.32
GLENN ZILLS                                                           440.00
GRAINGER INC                                                        1,971.45
GRAPHIC PRODUCTS                                                      938.86
GREGG OLDFIELD                                                      1,340.39
GULLY TRANSPORTATION                                                3,826.01
HA INTERNATIONAL LLC                                               23,694.44
HAGERTY BROTHERS CO                                                 5,224.71
HARRY BOND                                                            440.00
HARRY E HILLS & ASSOC                                               4,932.45
HAUCK MFG CO                                                          105.11
HAUSNER HARD-CHROME INC.                                            7,400.00
HERMAN WOODLEY                                                        123.31
HICKMAN WILLIAMS & CO                                             116,718.40
HILLS SPORTS MEDICINE                                               1,364.00
HOLTGRIEVE & CO                                                     8,060.58
HTE TECHNOLOGIES                                                    1,639.95
ILL STUDENT ASSISTANCE COMM                                           177.15
ILLINOIS DEPT OF REVENUE                                              562.20
ILLINOIS EMERGENCY MANAGEMENT                                         690.00
ILLINOIS ENVIRONMENTAL                                                500.00
INTERMEC TECHNOLOGIES CORP                                          6,385.80
INTERNAL REVENUE SERVICE                                            1,262.50
IVORY CURRY                                                           440.00
J C JELKS                                                             440.00
J.D. FINLEY                                                           440.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
JAMES GAVIN                                                          440.00
JAMES JONES                                                          669.16
JAMES REED                                                           440.00
JER INDUSTRIAL SERVICES LLC                                          450.60
JERRY BUCKLEY                                                        640.00
JERRY SHERWOOD                                                       440.00
JMS HAND ASSOCIATES S.C.                                             137.00
JOHN C KEFALAS MDSC                                                  489.06
JOHN H GERMERAAD - TRUSTEE                                         2,653.44
JOHN HENRY FOSTER CO                                                 755.45
JORDAN S YOUNGERMAN MD                                                95.00
KANSAS PAYMENT CENTER                                                276.92
KAYTECH SERVICES INC                                                 772.09
KELLY CONSTRUCTION                                                 1,200.00
KENT RUDBECK                                                         300.00
KINDT-COLLINS CO                                                     326.40
KING-LAR CO                                                       25,327.65
KIRBY RISK CORP                                                   10,891.14
L & N INDUSTRIES INC                                               5,327.62
LAND OF LINCOLN CREDIT UNION                                      54,206.64
LAND TRANSPORT                                                     1,963.84
LARPEN METALLURGICAL SERVICE                                      39,339.43
LARRY BONNELL                                                        440.00
LARRY HAYES                                                          440.00
LARRY TURPIN AND                                                   5,000.00
LEADING EDGE ENTERPRISES INC                                       3,500.00
LECO CORP                                                          1,680.00
LEVOY REED                                                           440.00
LOCAL #6-728 PACE                                                  6,281.80
LOUIS THOMAS                                                         440.00
LYNN ZASADA                                                          440.00
M H EQUIPMENT                                                        231.18
M H EQUIPMENT CORP                                                 2,847.21
MACIOROWSKI SACKMANN & ULRICH                                      7,240.52
MACK MOORE SHOE CO INC                                               300.03
MARTIN BROS CONTAINER &                                           13,996.80
MARTIN BRUMETT                                                       605.70
MARVIN BRANDT                                                        440.00
MARVIN KELLER TRUCKING                                               400.00
MARY MARTIN                                                          759.38
MCMASTER-CARR SUPPLY CO                                            1,878.99
MENNIE'S MACHINE CO                                               98,132.43
METOKOTE CORP                                                     25,177.89
METRO METAL PRODUCTS INC                                          31,130.47
MICHAEL E CLARK DPM                                                  300.00
MICRO TEK PATTERN INC                                              8,300.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
JANUARY 2005

           VENDOR                                            TOTAL DISBURSEMENTS
           ------                                            -------------------
MIDSTATE CORE CO                                                    1,054.70
MIDWEST CREDIT & COLLECTION                                         2,127.51
MORGAN DISTRIBUTING INC                                            10,620.66
MORGAN EXPRESS INC                                                 39,868.72
MOTION INDUSTRIES INC                                                 851.72
NATIONAL CITY                                                       1,520.99
NATIONAL CITY BANK                                                 24,202.77
NIRMAL DATTA                                                          969.01
NOBLE SALES INC                                                     3,809.84
NORFOLK SOUTHERN RAILWAY CO                                        10,830.00
NORTH STAR IMAGING INC                                              5,268.59
OMNISOURCE FT WAYNE FERR DIV                                      730,023.99
ONYX WASTE SERVICES MIDWEST                                        46,126.51
OSBORNE'S MACHINE &                                                   400.00
PAUL ALTHOFF                                                          940.79
PECHINEY WORLD TRADE                                               32,540.19
PEERLESS METAL POWDERS                                             42,900.00
PEORIA DISPOSAL COMPANY                                                90.00
PERFECTION SERVO HYDRAULIC                                            184.09
PHILLIP DANNEWITZ                                                     440.00
PIONEER INDUSTRIAL CORP                                               177.76
PRAIRIE IDEALEASE                                                   1,634.03
PRIMETRADE                                                        250,138.76
PROCESS EQUIPMENT & CONTROLS                                          681.76
QUALITY CONTAINMENT SOLUTIONS                                         640.00
R D MCMILLEN ENTERPRISES                                            4,900.19
RADIOLOGICAL ASN OF DECATUR                                           192.00
RECORD COPY SERVICES                                                   29.75
REFRACTORY SALES & SRV CO INC                                       3,786.00
RENEE HADDEN                                                          200.00
RENTAL SERVICE CORP                                                 1,366.80
RICHARD COLE                                                          440.00
RICK WALLACE                                                          236.79
ROBERT LOWRY                                                          440.00
ROBERTS SINTO CORP                                                  6,091.60
ROBOHAND INC                                                          183.84
ROCKFORD RIGGING INC                                                1,087.32
ROLAND MABRY                                                          440.00
ROTARY CLUB OF DECATUR                                                163.00
RUSS CARTER AND ASSOCIATES                                          1,722.47
S J SMITH WELDING SUPPLY                                           25,430.64
SAFETY-KLEEN CORP                                                      98.28
SAFEWORKS DECATUR                                                     423.85
SAFEWORKS-ILLINOIS                                                 10,882.94
SAINT GOBAIN                                                          529.00
SANITARY DISTRICT OF DECATUR                                          708.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
JANUARY 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
SBC                                                                 1,755.90
SBC GLOBAL SERVICES INC                                             3,996.40
SECURITAS SEC SVCS USA INC                                         10,218.87
SHERMAN BAINE                                                         440.00
SIMPSON TECH                                                          464.00
SIMPSON TECHNOLOGIES                                               20,769.92
SLIGO STEEL                                                         5,501.25
SOPH TECH                                                           1,856.36
SOUTHERN IL HAND CENTER SC                                             75.00
SPRINGFIELD ELECTRIC                                               12,599.92
ST MARY'S HOSPITAL                                                  6,053.60
STEPHEN COMPUTER SERVICES INC.                                      1,003.00
STERICYCLE INC                                                        113.34
STONE CONTAINER CORP                                               11,937.50
STRIGLOS OFFICE EQUIPMENT                                           1,596.66
STUART BAKER MD                                                       297.00
SUNBELT RENTALS                                                     6,750.25
TARRANTS RADIATOR BRAKE SERV                                          207.00
TENNECO                                                            12,540.00
TERMINIX INTERNATIONAL                                                374.00
TEST EQUIPMENT DISTRIBUTORS                                         1,718.50
THOMAS H BOWDRE                                                       440.00
THOMPSON'S EQUIPMENT                                                  403.00
TRACY CAUSEY                                                           69.02
TRANSMAN                                                           35,694.89
TYDUS GREEN                                                           440.00
U S DEPARTMENT OF EDUCATION                                           296.93
U S HARDWOOD PRODUCTS                                              16,303.76
U S OIL CO INC-ENERGY SERV DIV                                    170,210.94
UNION PLANTERS TRUST                                                5,800.00
UNION PLANTERS TRUST & INVEST                                         100.00
UNITED BUILDING CENTERS                                               253.75
UNITED WAY OF DEC & MID-IL                                          1,104.25
UNITHERM FURNACE CORP                                                 123.62
VERIZON WIRELESS                                                    1,043.65
WABEL TOOL CO                                                      87,237.11
WALGREEN CO                                                            26.09
WALLENDER-DEDMAN PRINTING                                             967.65
WALZ EQUIPMENT                                                      4,185.19
WARD NORTH AMERICA INC                                              1,698.00
WASTE MANAGEMENT OF DECATUR                                           984.00
WATTS COPY SYSTEMS INC                                              2,518.91
WEDRON SILICA COMPANY                                               6,015.00
WHEELABRATOR                                                       12,911.33
WI SCTF                                                               384.00
WIESE PLANNING & ENGR INC                                           1,577.80

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
JANUARY 2005

         VENDOR                                              TOTAL DISBURSEMENTS
         ------                                              -------------------
WILLIAM A KIBBE & ASSOC INC                                          2,955.00
WILLIAM M MCCARTY                                                    2,763.00
WILLIAM WALKER                                                         440.00
WILLIE LEE GREEN                                                       440.00
WM W MEYER & SONS INC                                                1,263.09
WORKING RX                                                              12.43
WORLDWIDE FILTER                                                       541.44
YMCA                                                                 7,000.00
ZEP MFG CO                                                             873.55
                                                                -------------

                                                                $3,885,267.77

DECATUR
CASE # 04-67614
AT 1/31/05

DECATUR - BANK RECONCILIATION

Bank Balance                                                         $        --

Actual Outstanding Checks                                             389,292.99

Unadjusted GL Balance                                                 389,292.99
                                                                     -----------

Difference                                                           $        --
                                                                     ===========

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

  DATE      CHECK    OUTSTANDING
----------   ------   -----------
11/29/2004   116586    $ 1,799.88
 12/2/2004   116677      6,798.97
12/13/2004   116949        163.13
12/16/2004   117026        535.00
12/16/2004   117036        658.00
12/22/2004   117184      2,778.00
12/22/2004   117189        190.00
  1/7/2005   117412        300.03
 1/10/2005   117448      3,495.85
 1/11/2005   117467      1,570.32
 1/14/2005   117578      1,516.40
 1/14/2005   117592      1,048.32
 1/14/2005   117601      1,629.00
 1/17/2005   117654        220.00
 1/18/2005   117671        533.22
 1/18/2005   117682        580.00
 1/19/2005   117694      1,176.70
 1/19/2005   117696        313.20
 1/19/2005   117701        534.59
 1/19/2005   117710        264.00
 1/20/2005   117722      3,630.70
 1/20/2005   117723      1,780.39
 1/20/2005   117742        114.88
 1/20/2005   117764      1,698.00
 1/21/2005   117782      1,552.00
 1/21/2005   117784      2,494.78
 1/21/2005   117793     26,391.12
 1/24/2005   117801        315.53
 1/24/2005   117817        854.94
 1/24/2005   117825     28,273.60
 1/25/2005   117834      3,111.48
 1/25/2005   117836        132.00
 1/25/2005   117837        534.59
 1/25/2005   117839        316.37
 1/25/2005   117842      2,579.43
 1/25/2005   117844      9,265.20
 1/25/2005   117845      1,057.54
 1/26/2005   117861         51.84
 1/26/2005   117863      6,811.44
 1/26/2005   117864      4,275.74
 1/26/2005   117866        359.73
 1/26/2005   117867        239.59
 1/26/2005   117869     11,284.50
 1/26/2005   117871        524.02
 1/26/2005   117872      1,924.82
 1/26/2005   117875      3,759.00
 1/26/2005   117876      1,479.24
 1/26/2005   117879      1,050.00
 1/26/2005   117881      1,985.32
 1/26/2005   117882        402.90
 1/27/2005   117890        500.00
 1/27/2005   117891         17.48
 1/27/2005   117893      4,800.00
 1/27/2005   117894      1,000.00

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

   DATE      CHECK    OUTSTANDING
----------   ------   -----------
 1/27/2005   117896     4,951.66
 1/27/2005   117897       324.84
 1/27/2005   117898    14,448.00
 1/27/2005   117899       753.00
 1/27/2005   117900        91.42
 1/27/2005   117901       980.00
 1/27/2005   117902       257.40
 1/27/2005   117903     6,570.72
 1/27/2005   117904        73.27
 1/27/2005   117909     7,400.00
 1/27/2005   117911        69.23
 1/27/2005   117915     5,000.00
 1/27/2005   117916    13,996.80
 1/27/2005   117917       202.26
 1/27/2005   117918     2,115.08
 1/27/2005   117920       790.00
 1/27/2005   117921       940.79
 1/27/2005   117923       137.39
 1/27/2005   117924       640.00
 1/27/2005   117926       336.79
 1/27/2005   117927       423.85
 1/27/2005   117928       161.05
 1/27/2005   117929     5,970.00
 1/27/2005   117930     1,559.40
 1/27/2005   117931       291.20
 1/27/2005   117932     1,003.00
 1/27/2005   117933     2,387.50
 1/27/2005   117934       240.00
 1/27/2005   117936       148.50
 1/27/2005   117937     3,736.50
 1/27/2005   117938     2,220.19
 1/28/2005   117947    10,469.76
 1/28/2005   117948     1,155.65
 1/28/2005   117949       175.41
 1/28/2005   117950       859.77
 1/28/2005   117951    15,021.36
 1/28/2005   117952     3,766.50
 1/28/2005   117953       100.00
 1/28/2005   117954     8,777.69
 1/28/2005   117956       734.19
 1/28/2005   117957       381.21
 1/28/2005   117958       307.18
 1/28/2005   117959    14,670.00
 1/28/2005   117960    10,350.60
 1/28/2005   117961       378.28
 1/28/2005   117962         4.00
 1/28/2005   117963       105.11
 1/28/2005   117964       123.31
 1/28/2005   117965     2,964.48
 1/28/2005   117966       201.15
 1/28/2005   117967       147.78
 1/28/2005   117968       440.72
 1/28/2005   117969     7,649.40
 1/28/2005   117970        34.00

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

  DATE      CHECK    OUTSTANDING
---------   ------   -----------
1/28/2005   117971        294.26
1/28/2005   117972        500.75
1/28/2005   117973        529.00
1/28/2005   117974        508.00
1/28/2005   117975      2,424.19
1/28/2005   117976        187.00
1/28/2005   117977      5,368.50
1/28/2005   117978        449.14
1/28/2005   117979      1,350.00
1/31/2005   117986      1,142.25
1/31/2005   117987        572.22
1/31/2005   117988        864.45
1/31/2005   117989     13,354.44
1/31/2005   117990        621.25
1/31/2005   117991        755.03
1/31/2005   117993      6,739.04
1/31/2005   117994        237.91
1/31/2005   117995      2,609.00
1/31/2005   117996      9,442.56
1/31/2005   117997      1,858.32
1/31/2005   117998        183.50
1/31/2005   117999        122.07
1/31/2005   118000     11,881.80
1/31/2005   118001        168.93
1/31/2005   118002      5,368.50
1/31/2005   118003        434.50
1/21/2005   119530      2,000.00
1/21/2005   119531        240.32
1/27/2005   119535      1,644.15
1/27/2005   119536      1,680.00
1/28/2005   119537      1,718.50
1/28/2005   119538      1,639.95
1/31/2005   119539      3,128.97
11/5/2004   120747      1,564.32

                     $389,292.99

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   WAGNER CASTINGS CO.      Capacity:   ___   Shareholder
        Case Number:  04-67614               ___   Officer
                                             ___   Director
                                             ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______


     Total Other Payments                               _______          _______


CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        Principal, Officer, Director, or Insider

                                                                          Form 6

                                                             Wagner Castings Co.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED JANUARY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67611
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
WAGNER HAVANA, INC.                 )
                  Debtor            )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      X     Operating Statement                 (Form 2)

      X     Balance Sheet                       (Form 3)

      X     Summary of Operations               (Form 4)

      X     Monthly Cash Statement              (Form 5)

      X     Statement of Compensation           (Form 6)

      X     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach written explanation)

                                                YES  X            NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                YES  X            NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                YES  X            NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  X            NO___

6. Have you filed your pre-petition tax returns.

(If not, attach a written explanation)

                                                YES  X            NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:      FEBRUARY 28, 2005       /s/ Robert E. Belts
                                    --------------------------------------------
                                    Debtor In Possession


                                    Chief Financial Officer       (248) 952-2500
                                    -----------------------       --------------
                                    Title                         Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 01-31-05
($000's)

                                                        CASE #04-67611
                                                            WAGNER
                                                            HAVANA
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                      $   0            $      0

Cost of Goods Sold
Materials and Freight                                --                  --
Wages - Hourly                                       --                  --
Wages-Salary                                         --                  --
Employee Benefits and Pension                       (28)                120
   Repairs & Maintenance                             --                  --
Supplies                                             50                  50
Utilities                                            11                  11
Purchased Components/Services                        --                  (1)
Income(loss) from Pattern Sales                      --                  --
   Fixed Asset - (gain/loss)                         --                  --
   MIS Expense                                       --                   1
   Travel & Entertainment                            --                  --
   Other Variable Costs                               2                   6
   Depreciation & Amortization                       --                  --
   Other Allocated Fixed Costs                       --                  --
   Other Fixed Costs                                 33                  98
                                                  -----            --------
Cost of Goods Sold                                   68                 285

Gross Profit                                        (68)               (285)

Plant SG&A Expense                                   --                  --
SG&A Expense - Allocation (Sched 1)                  --                  --
   Other Operating Expenses                          --               4,895
                                                  -----            --------
   Total Operating Expenses                          --               4,895

   Operating Profit                                 (68)             (5,180)

   Outside Interest Income                           --                  --
   Outside Interest (Expense)                        --                  --
   Intercompany Interest Income                      --                  --
   Intercompany Interest (Expense)                   --                  (5)
   Charges (From) Affiliates                         --                  --
   Charges To Affiliates                             --                  --
Income/Loss From European Operations                 --                  --
   Other Income/(Expense)                            --                 (34)
                                                  -----            --------
   Total Non-Operating Expenses                      --                 (39)

   Income Before Income Taxes                       (68)             (5,219)

   Income Tax Expense                                --                  --
                                                  -----            --------
   Net Income                                      ($68)            ($5,219)
                                                  =====            ========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   January
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         January
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                            1,097
Employee Benefits and Pension                                               145
Payroll Taxes                                                                96
Other Taxes                                                                   5
Rent and Lease Expense                                                      185
Interest Expense
Insurance                                                                    36
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                32
Depreciation                                                                 73
Travel and Entertainment                                                     58
Repairs and Maintenance                                                     111
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     33

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               131
Bank Fees                                                                    24
Public Reporting Fees                                                        16
Employee Relocation/Training                                                  0
Data Processing                                                              20
Dues and Subscriptions                                                       20
Outside Services                                                            129
Project Development Costs net of Billings                                   133
Director Fees                                                                25
Miscellaneous                                                                 5
Professional Fees - Bankruptcy                                             (157)
Cost Allocation - Out                                                      (244)
                                                                         ------
                                                                         $2,174
                                                                         ======

Allocation:

Wagner Castings                                                             191
Northern Castings                                                            50
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      259
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Intermet Corporation                                                        524
                                                                         ------
Total                                                                    $2,174
                                                                         ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 1-31-05

                                                 CASE #04-67611
                                                     WAGNER
                                                     HAVANA
                                                 --------------
Cash And Equivalents                                $      0
Accounts Receivable                                       68
Short-Term Intercompany Receivables                        0
Inventories                                              198
Other Current Assets                                       0
                                                    --------
      TOTAL CURRENT ASSETS                               266

Land and Buildings                                     1,633
   Machinery & Equipment                              14,700
   Construction In Progress                                0
                                                    --------
   Total Fixed Assets                                 16,333
   Accumulated Depreciation                          (13,534)
                                                    --------
      NET FIXED ASSETS                                 2,799

   Investment In Subsidiaries                              0
Investment In European Operations                          0
   Long-Term Intercompany Receivables                      0
   Deferred Taxes, Long-Term Asset                         0
   Other Assets                                            0
                                                    --------
      TOTAL ASSETS                                  $  3,065
                                                    ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                    $      5
Wages and Salaries  (See schedule)                         0
Taxes Payable - (See schedule)                            28
                                                    --------
   TOTAL POST PETITION LIABILITIES                        33

SECURED LIABILITIES:
SECURED BANK DEBT                                          0

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                    0
   Accrued Tax - State                                     3
   Accrued Property Taxes                                 63
   Accrued Workers Comp.                                 361
   Accrued Payroll                                       153
Accrued Payroll Taxes                                      0
                                                    --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES               580

Unsecured Liabilities
Accounts Payable                                         352
Senior & IDR Bonds                                         0
                                                    --------
TOTAL UNSECURED LIABILITIES                              352

OTHER LIABILITIES
Accrued Liabilities                                        6
Short-Term Intercompany Payables                           0
Capital Leases                                             0
   Retirement Benefits                                     0
   Deferred Taxes - Long-Term Liability                    0
   Other Long-Term Liabilities                             0
   Long-Term Intercompany Payables                     7,745
   Minority Interest                                       0
                                                    --------
TOTAL LIABILITIES                                      8,716

   Common Stock                                            0
   Capital In Excess Of Par Value                      9,349
Retained Earnings - Prepetition                       (9,781)
Retained Earnings - Post Petition                     (5,219)Consolidated Assets
Equity In European Operations
   Accumulated Translation Adjustment                      0
   Minimum Pension Liability Adjustment                    0
   Unearned Restricted Stock                               0
                                                    --------
TOTAL SHAREHOLDER EQUITY                              (5,651)
                                                    --------
   Total Liabilities And Equity                     $  3,065
                                                    ========

PERIOD ENDED: 1/31/05             WAGNER HAVANA                   CASE #04-67611

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                              Balance
                                        as of     Accrued /   Payments /     as of
                                     12/31/2004    Withheld     Deposits    1-31-05
                                     ----------   ---------   ----------   --------
Income tax withheld: Federal                $0          $0           $0          $0
Income tax withheld: State                   0           0            0           0
Income tax withheld: Local                   0           0            0           0
FICA Withheld                                0           0            0           0
Employers FICA                         (51,507)          0       51,507           0
Unemployment Tax: Federal                    0           0            0           0
Unemployment Tax: State                      0           0            0           0
All Other Payroll W/H                        0           0            0           0

State Taxes: Inc./Sales/Use/Excise           0           0            0           0
Property Taxes                         (21,045)     (7,015)           0     (28,060)

Workers Compensation                   (98,000)          0       98,000           0
                                     ---------     -------     --------    --------

Total                                ($170,552)    ($7,015)    $149,507    ($28,060)

Wages and Salaries                     (21,751)          0       21,751           0
                                     ---------     -------     --------    --------

Grand Total                          ($192,303)    ($7,015)    $171,258    ($28,060)
                                     =========     =======     ========    ========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)    Total   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ------   ---------   ----------   ------------
Accounts Payable               $2,332     $2,332        $0            $0
Accounts Receivable            $    0     $    0        $0            $0

INTERMET CORPORATION AND SUBSIDIARIES                     PERIOD ENDED 1/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                     CASE # 04-67611
                                                                      WAGNER HAVANA
                                              -------------------------------------------------------------
                ACCOUNT TYPE                    DEPOSIT        AP       PR (HOURLY)   PR (SALARY)
                 ACCOUNT #                    5401086441   2770716534    2770716526    2770716674
                    BANK                      Stan. Fed.   Stan. Fed.    Stan. Fed.    Stan. Fed.    TOTAL
-------------------------------------------   ----------   ----------   -----------   -----------   -------
BEGINNING BANK BALANCE                             --             --         --            --            --
RECEIPTS                                           --             --         --            --            --
TRANSFERS IN (CORPORATE)                           --         17,293        430            --        17,723
DIP INFLOW                                         --             --         --            --            --
DISBURSEMENTS                                      --        (17,293)      (430)           --       (17,723)
TRANSFERS OUT (CORPORATE)                          --             --         --            --            --
DIP REPAYMENT                                      --             --         --            --            --
                                                  ---        -------       ----           ---       -------
ENDING BANK BALANCE                                --             --         --            --            --

WIRES PAID FOR BY CORPORATE                                       --                       --            --
CHECKS ISSUED                                                 19,991
                                                            --------
TOTAL DISBURSEMENTS                                         $ 19,991
                                                            ========

OUTSTANDING CHECKS AS OF DECEMBER 31                             300
VOIDED CHECKS OUTSTANDING AS OF DECEMBER 31                       --
CHECKS ISSUED IN JANUARY                                      19,991
CHECK CLEARED IN JANUARY                                     (17,293)
                                                            --------
OUTSTANDING CHECKS AS OF JANUARY 31
   (SEE OUTSTANDING CHECKLIST)                              $  2,999
                                                            ========

WAGNER HAVANA, INC.                                            CASE NO. 04-67611
CASH DISBURSEMENTS
JANUARY 2005

              VENDOR                                              TOTAL DISBURSEMENTS
              ------                                              -------------------
SAFEWORKS ILLINOIS                                                     $   200.00
SECURITAS SECURITY SERV                                                 12,838.68
AMERENCIPS (ELECTRIC)                                                    6,228.37
ILLINOIS ENVIRONMENTAL                                                     500.00
VERIZON WIRELESS                                                           115.83
WIESE PLANNING AND ENGINEERING INC                                          58.48
CITY OF HAVANA                                                              24.86
ILL-MO PRODUCTS CO                                                          24.86
                                                                       ----------
                                                                       $19,991.08
                                                                       ==========

WAGNER HAVANA, INC.
CASE NO. 04-67611
AT 1/31/05

HAVANA - BANK RECONCILIATION

Bank Balance                $      --

Actual Outstanding Checks    2,998.52

Unadjusted GL Balance        2,998.52
                            ---------
Difference                  $      --
                            =========

WAGNER HAVANA, INC.
OUTSTANDING CHECKS
CASE NO. 04-67611

DATE      CHECK      OUTSTANDING
-----   ----------   -----------
52197   11/12/2004    $  300.00
52164    1/31/2005     2,090.34
52166    1/31/2005       537.76
52165    1/31/2005        57.99
52163    1/31/2005        12.43
                      ---------
                      $2,998.52
                      =========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                         Period Ending: JANUARY 31, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   WAGNER HAVANA, INC.     Capacity:   ___   Shareholder
        Case Number: 04-67611               ___   Officer
                                            ___   Director
                                            ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                              Weekly     or    Monthly

                                                        _______          _______

CURRENT BENEFITS PAID:                                  Weekly     or    Monthly

     Health Insurance                                   _______          _______

     Life Insurance                                     _______          _______

     Retirement                                         _______          _______

     Company Vehicle                                    _______          _______

     Entertainment                                      _______          _______

     Travel                                             _______          _______

     Other Benefits                                     _______          _______

     Total Benefits                                     _______          _______

CURRENT OTHER BENEFITS PAID:                            Weekly     or    Monthly

     Rent Paid                                          _______          _______

     Loans                                              _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Other (Describe)                                   _______          _______

     Total Other Payments                               _______          _______

CURRENT TOTAL OF ALL PAYMENTS:                          Weekly     or    Monthly

                                                        _______          $0

Dated: FEBRUARY 28, 2005                ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Havana, Inc.
                                                           Case Number: 04-67611

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.